                           Registration No. 33-82060

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                        Post-Effective Amendment No. 2
                                      to
                                   Form S-6

                     FOR REGISTRATION UNDER THE SECURITIES
                         ACT OF 1933 OF SECURITIES OF
                       UNIT INVESTMENT TRUSTS REGISTERED
                                ON FORM N-8B-2


A.    Exact name of Trust:       MML Bay State Variable Life Separate Account I

B.    Name of Depositor:         MML Bay State Life Insurance Company

C.    Complete address of        1295 State Street
      Depositor's principal      Springfield, MA  01111
      executive offices:


It is proposed that this filing will become effective (check appropriate box)

                     immediately upon filing pursuant to paragraph (b) of
-----------          Rule 485.


     X               on May 1, 1997  pursuant to paragraph (b) of Rule 485.
-----------             ------------


                     60 days after filing pursuant to paragraph (a) of Rule 485.
-----------

                     on (date) pursuant to paragraph (a) of Rule 485.
-----------

----------------------------
STATEMENT PURSUANT TO RULE 24F-2

The Registrant has registered an indefinite number or amount of its variable life insurance contracts under the Securities Act of 1933 pursuant to Rule 24F-2 under the Investment Company Act of 1940. The Rule 24F-2 Notice for Registrant's fiscal year ending December 31, 1996 was filed on February 28, 1997.

                       CROSS REFERENCE TO ITEMS REQUIRED
                                BY FORM N-8B-2


Item No. of
Form N-8B-2         Caption
-----------         -------
       1            Cover Page; Glossary; The Separate Account

       2            Cover Page; MML Bay State and the Separate Account

       3            Investment Advisors and the Portfolio Managers

       4            Sales and Other Agreements

       5            MML Bay State and the Separate Account

       6            MML Bay State and the Separate Account

       7            Not Applicable

       8            Not Applicable

       9            Legal Proceedings

       10 Cover Page; Summary of the Policy; Detailed Information about the Policy; Flexibility to Adjust the Amount of Death
                    Benefit; Transfers; Surrender of the Policy; Withdrawal of
                    Cash Surrender Value; Death Benefit; Voting Rights

       11           MML Bay State and the Separate Account

       12           MML Bay State and the Separate Account; Sales and Other
                    Agreements

       13           MML Bay State and the Separate Account; Charges and
                    Deductions

       14           Summary of the Policy; MML Bay State and the Separate
                    Account; Detailed Information About the Policy; The
                    Investment Advisors and Portfolio Managers; MML Bay State and the Separate Account; Surrender Charges; Other Charges;
                    Sales and Other Agreements

       15           Summary of the Policy; Detailed Information About the Policy

       16           Summary of the Policy; MML Bay State and the Separate
                    Account; Detailed Information About the Policy

       17           Summary of the Policy; Account Value and Cash Surrender
                    Value; Withdrawal Fee

       18           MML Bay State and the Separate Account

                       CROSS REFERENCE TO ITEMS REQUIRED
                                BY FORM N-8B-2


Item No. of
Form N-8B-2        Caption
-----------        -------
       19          Service Agreement; Records and Reports

       20          Not Applicable

       21          Summary of the Policy; Policy Loan Privilege

       22          Not Applicable

       23          Bonding Arrangement

       24          Limits on Our Right to Challenge the Policy; Suicide;
                   Misstatement of Age or Sex; Assignment; Beneficiary; Our
                   Rights; MML Bay State and the Separate Account

       25          Detailed Information About the Policy

       26          Not Applicable

       27          Detailed Information About the Policy

       28          Directors and Executive Officers of MML Bay State

       29          MML Bay State and the Separate Account

       30          Not Applicable

       31          Not Applicable

       32          Not Applicable

       33          Not Applicable

       34          Not Applicable

       35          Detailed Information about the Policy

       36          Not Applicable

       37          Not Applicable

       38          Sales and Other Agreements

       39          Sales and Other Agreements

                       CROSS REFERENCE TO ITEMS REQUIRED
                                BY FORM N-8B-2


Item No. of
Form N-8B-2         Caption
-----------         -------
       40           Sales and Other Agreements

       41           Sales and Other Agreements

       42           Not Applicable

       43           Sales and Other Agreements

       44           MML Bay State and the Separate Account; Charges for Federal
                    Income Tax;

       45           Not Applicable

       46           MML Bay State and the Separate Account

       47           MML Bay State and the Separate Account

       48           MML Bay State and the Separate Account

       49           Not Applicable

       50           MML Bay State and the Separate Account

       51           Cover Page; Detailed Information About the Policy

       52           MML Bay State and the Separate Account; Reservation of
                    Rights

       53           Federal Income Tax Considerations

       54           Not Applicable

       55           Not Applicable

       56           Not Applicable

       57           Not Applicable

       58           Not Applicable

       59           Report of Independent Accountants and Financial Statements

           FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICIES*

                                   ISSUED BY

                     MML BAY STATE LIFE INSURANCE COMPANY

This Prospectus describes a flexible premium variable whole life insurance policy (the "Policy") offered by MML Bay State Life Insurance Company ("MML Bay State"). The Policy, for so long as it remains in force, provides lifetime insurance protection on the Insured named in the Policy. The Policy is designed to provide maximum flexibility in connection with premium payments and Death Benefits by permitting the Policyowner, subject to certain restrictions, to vary the frequency and amount of Planned Premium Payments and to increase or decrease the Death Benefit payable under the Policy. This flexibility allows a Policyowner to provide for changing insurance needs under a single insurance policy. A Policy may also be surrendered for its Cash Surrender Value.

The Policyowner may allocate Net Premiums and Account Value among the divisions (the "Divisions") of the designated segment of MML Bay State Variable Life Separate Account I (the "Separate Account") and a Guaranteed Principal Account (the "GPA"). The assets of each Division will be used to purchase, at net asset value, shares of a designated investment fund. Currently, the available funds include the following funds of either MML Series Investment Fund (the "MML Trust") or Oppenheimer Variable Account Funds (the "Oppenheimer Trust"):


          MML Trust:                     Oppenheimer Trust:

          MML Equity Fund                Oppenheimer Capital Appreciation Fund
          MML Money Market Fund          Oppenheimer Global Securities Fund
          MML Managed Bond Fund          Oppenheimer Growth Fund
          MML Blend Fund                 Oppenheimer Strategic Bond Fund

The Policyowner bears the investment risk of any Account Value allocated to the Separate Account. The Death Benefit may, and the Cash Surrender Value will, vary up and down depending on the investment performance of the Divisions. While there is no guaranteed minimum Cash Surrender Value for funds invested in the Separate Account, a Policy's Death Benefit will never be less than the Selected Face Amount less any Policy Debt and any unpaid Monthly Charges. Furthermore, the Policy will not lapse provided there are sufficient funds available to pay certain monthly charges.

All Policies are serviced through MML Bay State's Principal Administrative Office, located at 1295 State Street, Springfield, Massachusetts 01111-0001. The telephone number is (413) 788-8411. MML Bay State's Home Office is located in Jefferson City, Missouri.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE PROSPECTUSES FOR MML SERIES INVESTMENT FUND AND OPPENHEIMER VARIABLE ACCOUNT FUNDS.

THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FURTHER REFERENCE.

THE PURPOSE OF THE POLICY WE ARE OFFERING IS TO PROVIDE INSURANCE PROTECTION FOR THE BENEFICIARY OF A POLICY. WE DO NOT CLAIM THAT THE POLICY IS IN ANY WAY SIMILAR TO OR COMPARABLE WITH A MUTUAL FUND'S SYSTEMATIC INVESTMENT PLAN.

REPLACING EXISTING INSURANCE WITH THE POLICY DESCRIBED IN THIS PROSPECTUS MAY NOT BE TO YOUR ADVANTAGE.

This Prospectus does not constitute an offer of, or solicitation of, an offer to acquire any interest or participation in the flexible premium variable life insurance policies offered by this Prospectus in any jurisdiction to anyone to whom it is unlawful to make such an offer or solicitation in such jurisdiction.


                   The date of this Prospectus is May 1, 1997.

*Title may vary in some jurisdictions


Table Of Contents

Definition Of Terms ......................................................................   5

I.   SUMMARY OF THE POLICY ...............................................................   7
     The Policy ..........................................................................   7
     The Separate Account and the Guaranteed Principal Account ...........................   7
     Availability of the Policy ..........................................................   7
     The Death Benefit ...................................................................   7
     Flexibility to Adjust the Amount of Death Benefit ...................................   7
     Premium Features ....................................................................   8
     Transfers ...........................................................................   8
     Charges and Deductions ..............................................................   8
       - Deductions from Premiums ........................................................   8
       - Monthly Charges .................................................................   8
       - Surrender Charge ................................................................   8
         - Administrative Surrender Charge ...............................................   8
         - Sales Load Surrender Charge ...................................................   8
       - Mortality and Expense Risk Charge ...............................................   9
       - Other Charges ...................................................................   9
     Policy Loan Privilege ...............................................................   9
     Surrender of the Policy .............................................................   9
     Withdrawal of Cash Surrender Value ..................................................   9

II.  INFORMATION ABOUT MML BAY STATE AND THE SEPARATE ACCOUNT ............................   9
     MML Bay State and MassMutual ........................................................   9
     OppenheimerFunds, Inc. ..............................................................  10
     The Separate Account ................................................................  10
     MML Trust and Oppenheimer Trust .....................................................  10
       - MML Equity Fund .................................................................  11
       - MML Money Market Fund ...........................................................  11
       - MML Managed Bond Fund ...........................................................  11
       - MML Blend Fund ..................................................................  11
       - Oppenheimer Capital Appreciation Fund ...........................................  11
       - Oppenheimer Global Securities Fund ..............................................  11
       - Oppenheimer Growth Fund .........................................................  11
       - Oppenheimer Strategic Bond Fund .................................................  11
     The Investment Advisers and Portfolio Managers ......................................  12
       - Rates of Return .................................................................  12
       - Tables I, II and III ............................................................  13
       - Table IV ........................................................................  14
     Performance Illustration ............................................................  14
       - Table V .........................................................................  14
       - Tables VI and VII ...............................................................  15
       - Tables VIII and IX ..............................................................  16
       - Tables X through XII ............................................................  17

III. DETAILED INFORMATION ABOUT THE POLICY
     Availability of Policy ..............................................................  18
     Unisex Policies .....................................................................  18
     Death Benefit .......................................................................  18
       - Death Benefit Options ...........................................................  18
       - Minimum Face Amount .............................................................  18
       - Examples ........................................................................  18
       - Changes in Death Benefit Option .................................................  18
       - Changes in Selected Face Amount .................................................  19
       - Increases in Selected Face Amount ...............................................  19
       - Decreases in Selected Face Amount ...............................................  19
     Premiums.............................................................................  19
       - Premium Flexibility .............................................................  19
       - Planned Annual Premium ..........................................................  19
       - Premium Limitations .............................................................  20
     Allocation of Net Premium Payments ..................................................  20
     Transfers ...........................................................................  20

     Dollar Cost Averaging ...............................................................  20
     Policy Lapse and Reinstatement ......................................................  20
       - Policy Lapse ....................................................................  20
       - Reinstatement Option ............................................................  20
     Charges and Deductions ..............................................................  21
       - Deductions from Premiums ........................................................  21
         - Sales Charge ..................................................................  21
         - Premium Tax Charge ............................................................  21
     Monthly Charges .....................................................................  21
       - Administrative Charge ...........................................................  21
       - Mortality Charge ................................................................  21
       - Rider Charge ....................................................................  21
     Daily Charges against Separate Account ..............................................  21
       - Mortality and Expense Risk Charge ...............................................  21
       - Charges for Federal Taxes .......................................................  22
       - Investment Management Fee and Other Expenses ....................................  22
     Surrender Charges ...................................................................  22
       - General .........................................................................  22
       - Administrative Surrender Charge .................................................  22
       - Sales Load Surrender Charge .....................................................  22
       - Surrender Charge Upon Decrease in Selected Face Amount ..........................  22
     Other Charges .......................................................................  22
       - Withdrawal Fee ..................................................................  22
       - Charge for Increase in Selected Face Amount .....................................  22
       - Charge for Change from Option 1 to Option 2 .....................................  22
     Account Value and Cash Surrender Value ..............................................  23
       - Account Value ...................................................................  23
       - Investment Return ...............................................................  23
       - Cash Surrender Value ............................................................  23
       - Withdrawals .....................................................................  23
     Policy Loan Privilege ...............................................................  23
       - General .........................................................................  23
       - Source of Loan ..................................................................  23
       - Interest Charged ................................................................  23
       - Repayment .......................................................................  24
       - Interest on Loaned Value ........................................................  24
       - Effect of Loan ..................................................................  24
     Free Look Provision .................................................................  24
     The Guaranteed Principal Account ....................................................  24
     Federal Income Tax Considerations ...................................................  24
       - MML Bay State's Tax Status ......................................................  25
       - Policy Proceeds, Premiums and Loans .............................................  25
       - Modified Endowment Contracts ....................................................  26
       - Qualified Plans .................................................................  26
       - Diversification Standards .......................................................  26
     Your Voting Rights ..................................................................  27
     Reservation of Rights ...............................................................  27
     Additional Provisions of the Policy .................................................  27
       - Additional Benefits You Can Get by Rider ........................................  27
         - Disability Benefit Rider ......................................................  27
         - Accidental Death Benefit Rider ................................................  27
         - Insurability Protection Rider .................................................  27
         - Death Benefit Guarantee Rider .................................................  27
         - Accelerated Death Benefit Rider ...............................................  28
         - Right to Exchange Insured Endorsement .........................................  28
     Exchange Privilege ..................................................................  28
     Beneficiary .........................................................................  28
     Assignment ..........................................................................  28
     Limits on Our Right to Challenge the Policy .........................................  28
     Error of Age or Sex .................................................................  28
     Suicide .............................................................................  28
     When We Pay Proceeds ................................................................  28
     Payment Options .....................................................................  29


        Fixed Account Payment Option .....................................................  29
        Fixed Time Payment Option ........................................................  29
        Interest Payment Option ..........................................................  29
        Lifetime Payment Option ..........................................................  29
        Joint Lifetime Payment Option ....................................................  29
        Joint Lifetime Payment Option with Reduced Payments ..............................  29
        Withdrawal Rights Under Payment Option ...........................................  29
     Records and Reports .................................................................  29
     Sales and Other Agreements ..........................................................  29
     Commission Schedule .................................................................  30
     Service Agreement ...................................................................  30
     Bonding Arrangement .................................................................  30
     Directors and Officers of MML Bay State .............................................  30
     Legal Proceedings ...................................................................  31
     Experts .............................................................................  31
     Financial Statements ................................................................  31
     Appendix A
        Illustrations of Death Benefits,
        Cash Surrender Values, Account Values
        and Accumulated Premiums .........................................................  53

Definition Of Terms

Account Value: The sum of the Variable Account Value and the Fixed Account Value of the Policy.

Attained Age: The Issue Age of the Insured plus the number of completed Policy Years since the Policy Date.

Beneficiary(ies): The person or persons specified by the Policyowner to receive some or all of the Death Benefit when the Insured dies.

Cash Surrender Value: The amount payable to a Policyowner upon surrender of the Policy. It is equal to the Account Value less any surrender charges and less any Policy Debt and any unpaid Monthly Charges.

Death Benefit: The net amount paid to a Beneficiary following receipt of due proof of the death of the Insured. The Death Benefit is equal to the benefit provided by the Death Benefit Option less any Policy Debt and any unpaid Monthly Charges.

Death Benefit Option: The Policy offers two Death Benefit Options for determination of the amount of the Death Benefit. The amount of benefit provided under Option 1 is the greater of the Selected Face Amount or Minimum Face Amount on the date of death. The amount of benefit provided under Option 2 is the greater of the Selected Face Amount plus the Account Value on the date of death and the Minimum Face Amount on the date of death. The Death Benefit Option is elected at time of application and, subject to certain limitations, may be changed at a later date.

Effective Annual Rate of Return: The interest rate which, if applied to the value of an investment at the beginning of a stated period and compounded annually, would result in the value of that investment at the end of the period.

Fixed Account Value: The current Account Value which is allocated to the GPA.

Guaranteed Principal Account ("GPA"): A fixed account to which a Policyowner may make allocations.

Insured: The person whose life this Policy insures.

Issue Age: The age of the Insured at his or her birthday nearest the Policy Date. The Issue Age is shown on the schedule page of the Policy.

Minimum Face Amount: An amount equal to the applicable percentage times the Account Value. The applicable percentage depends on the sex, smoking classification, and Attained Age of the Insured. The applicable percentages are shown in the Policy.

Monthly Calculation Date: The monthly date on which the Monthly Charges for the Policy are deducted from the Account Value. The first Monthly Calculation Date will be the Policy Date, and subsequent Monthly Calculation Dates will be on the same day of each succeeding calendar month.

Monthly Charges: The charges assessed against the Policy's Account Value on each Monthly Calculation Date. Each Monthly Charge includes an administrative charge, a mortality charge, and a rider charge (if any).

Net Premium: The remainder of the premium after the deduction of the Premium Expense Charge.

Policy: The flexible premium variable life insurance policy offered by MML Bay State that is described in this Prospectus.

Policy Anniversary: An anniversary of the Policy Date.

Policyowner: The person or entity that owns the Policy.

Policy Date: The date shown on the Policy that is the starting point for determining Policy Anniversary Dates, Policy Years, and Monthly Calculation Dates.

Policy Debt: The amount of the obligation owed by the Policyowner to MML Bay State from outstanding loans made to the Policyowner under the Policy. This amount includes any loan interest accrued.

Policy Year: The twelve-month period commencing with the Policy Date, and each twelve-month period thereafter.

Premium Expense Charge: The amount deducted from a premium payment consisting of the premium tax charge and the sales charge.

Principal Administrative Office: MML Bay State's Principal Administrative Office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

Register Date: The date when a completed Part 1 of the Application is received or when the first Net Premium is allocated to the Divisions and/or GPA. The Register Date cannot be prior to the Policy Date.

Selected Face Amount: The amount of insurance coverage issued under the Policy. Subject to certain limitations, the Policyowner may change the Selected Face Amount after issue.

Separate Account: The segregated asset account called "MML Bay State Variable Life Separate Account I" established by MML Bay State under the laws of Missouri and registered as a unit investment trust with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940, as amended ("1940 Act"). The Separate Account is used to receive and invest premiums for this Policy.

Valuation Date: A date on which the net asset value of the shares of the Divisions is determined. Generally, this will be any date on which the New York Stock Exchange (or its successor) is open for trading.

Valuation Period: The period, consisting of one or more days, from one Valuation Time to the next succeeding Valuation Time.

Valuation Time: The time of the close of the New York Stock Exchange (currently 4:00 p.m. eastern time) on a Valuation Date. All actions which are to be performed on a Valuation Date will be performed as of the Valuation Time.

Variable Account Value: The value equal to the number of Accumulation Units multiplied by the number of units in the Division that the Policyowner owns.

We or Us: Refers to MML Bay State.

You or Yours: Refers to the Policyowner.

I.  SUMMARY OF THE POLICY


This summary is intended to provide a brief overview of the more significant aspects of the Policy. Further detail is provided elsewhere in this Prospectus. Additionally, You should consult Your Policy for a further understanding of its terms and conditions.

The Policy

The Policy is a life insurance contract providing a death benefit, cash values, surrender rights, policy loan privileges, and other features traditionally associated with life insurance. It provides that the Policyowner may, subject to certain limitations, make premium payments in any amount and at any frequency while the Insured is living.

The Policy is a "flexible premium" policy because, unlike traditional insurance policies, there is no fixed schedule of premium payments. Although the Policyowner may establish a schedule of premium payments ("Planned Premium Payments"), failure to make a Planned Premium Payment will not necessarily cause a Policy to lapse nor will making the Planned Premium payments guarantee that a Policy will remain in force. Thus, a Policyowner may, but is not required to, pay additional premiums after making an initial premium payment. This flexibility permits a Policyowner to provide for changing insurance needs within a single insurance policy.

The Policy is "variable" because, unlike the fixed benefits of traditional insurance policies, the Death Benefits may, and the Cash Surrender Value most likely will, vary in relation to the investment experience of the Divisions to which a Policyowner has allocated Net Premiums. Additionally, the GPA's crediting rate, although it will not go below 3%, may be adjusted periodically.

The Policy will enter a grace period when the Account Value less any Policy Debt is insufficient to pay the Monthly Charges on a particular Monthly Calculation Date. At the beginning of the grace period, We will mail You a notice stating the amount of premium needed to cover the difference between the Account Value, less any Policy Debt, and the Monthly Charges. During the grace period, the Policy remains in force. The grace period ends the later of 61 days after the Monthly Calculation Date on which the Account Value, less any Policy Debt is insufficient to pay the Monthly Charges, or 30 days after We mail the notice. If the required premium is not paid within the grace period, the Policy will lapse and terminate without value.

The Separate Account And The Guaranteed Principal Account

The Policyowner may allocate Net Premiums to one or more Divisions of the Separate Account and to the GPA. Each Division invests in shares of a designated fund. Currently these funds include the following MML Trust and Oppenheimer Trust Funds:


MML Trust                           Oppenheimer Trust

MML Equity Fund                     Oppenheimer Capital Appreciation
MML Money Market Fund                Fund
MML Managed Bond Fund               Oppenheimer Global Securities
MML Blend Fund                       Fund
                                    Oppenheimer Growth Fund
                                    Oppenheimer Strategic Bond Fund

Although a Policy has no guaranteed minimum Cash Surrender Value for amounts invested in the Separate Account, the Death Benefit will not be less than the Selected Face Amount so long as the Policy has not lapsed. Furthermore, the Policy will not lapse while there is sufficient value to cover applicable Monthly Charges.

Availability Of The Policy

The Policy may be issued on an Insured up to (or through) Issue Age 80. The minimum Selected Face Amount is $50,000. Before issuing the Policy, MML Bay State will require satisfactory evidence of insurability, which may include a medical examination.

The Death Benefit

While the Policy remains in force, MML Bay State will pay the Death Benefit of the Policy to the Beneficiary upon receipt of due proof of the death of the Insured. The Death Benefit will be the amount of the benefit provided under the Death Benefit Option then in effect, reduced by any Policy Debt and any unpaid Monthly Charges.

The Policy provides a choice of two Death Benefit Options. The benefit provided under Option 1 is the Policy's Selected Face Amount or, if greater, the Policy's Minimum Face Amount. The benefit provided under Option 2 is the sum of the Policy's Selected Face Amount and the Account Value or, if greater, the Policy's Minimum Face Amount.

In order for the Policy to qualify as life insurance under current federal tax laws, the Policy must have a Minimum Face Amount. The Minimum Face Amount is equal to an applicable percentage of the Account Value. The applicable percentages depend on the sex, smoking classification, and Attained Age of the Insured, and are set forth in the Policy.

Flexibility To Adjust The Amount Of Death Benefit

Subject to certain restrictions, the Policyowner may request a change in the Death Benefit Option or an increase or decrease in the Selected Face Amount of the Policy.

After the first Policy Year, the Policyowner may change the Death Benefit Option. Changes from Option 2 to Option 1 may be made without submitting satisfactory evidence of insurability. Changes from Option 1 to Option 2, however, will require evidence of insurability satisfactory to MML Bay State. To cover the cost of processing this type of change, a $75 charge is deducted on a pro rata basis among the Divisions and the GPA (MML Bay State currently does not charge the $75 fee for this change, but it reserves the right to do so.)

The Policyowner may not change from Option 1 to Option 2 after reaching Attained Age 80.


Additional evidence of insurability is required for an increase in the Selected Face Amount. An increase cannot be for less than $15,000 and will not be permitted after the Insured reaches an Attained Age of 80. To cover the cost of processing a requested increase, a $75 charge is deducted, on a pro rata basis among the Divisions of the Separate Account and the GPA, from the Account Value.


Decreases in coverage are allowed after the first Policy Year, although MML Bay State believes such decreases are not in the best interest of a Policyowner. A decrease will not be allowed if the Death Benefit Option amount would fall below $50,000. A decrease may result in the imposition of surrender charges applied on a pro-rata basis among the Divisions of the Separate Account and the GPA on the effective date of the increase.

Premium Features

MML Bay State requires You to pay a minimum initial premium. Thereafter, subject to certain limitations, You may pay premiums at any time and in any amount.

When applying for a Policy, You select a planned annual premium and a payment frequency. According to this schedule, MML Bay State will send You a premium notice. You may change the Planned Premium and payment frequency by sending a written notice requesting such change to our Principal Administrative Office.

There is no penalty if the Planned Premium is not paid, nor does payment of the Planned Premium guarantee coverage for any period of time. Instead, the duration of the Policy depends upon the Policy's Account Value. Even if Planned Premiums are paid, the Policy will lapse whenever the Account Value less Policy Debt becomes insufficient to pay current Monthly Charges and a grace period expires without sufficient payment.

Transfers


By written request, You may transfer all or part of the value of Your Accumulation Units in a Division to one or more other Divisions of the Separate Account or to the GPA. Although under current practice we impose no limitations on your right to make transfers, we reserve the right to limit transfers to not more than one every 90 days to comply with Section 404(c) of ERISA. Any limitation would not apply to a transfer of the entire Variable Account Value to the GPA and to automated transfers in connection with any program we have put in place.

Transfers of values from the GPA to the Separate Account are limited to one per Policy Year. Any transfer from the GPA to a Division of the Separate Account cannot exceed 25% of the Fixed Account Value (less any Policy Debt) at the time of the transfer.

Charges and Deductions

Deductions from Premiums. A Sales Charge and a Premium Tax Charge will be deducted from each premium payment prior to allocation to the Separate Account and GPA. The Sales Charge is 2.0% of premium payments and the Premium Tax Charge is 2.0% of premium payments.

The Premium Tax Charge is intended to compensate MML Bay State for taxes imposed by various states and local jurisdictions on MML Bay State's receipt of premiums from Policyowners. Premium taxes vary from state to state, and, in some instances, among localities; the range of premium taxes is .75% to 4%. The 2.0% rate approximates the average tax rate expected to be paid on premiums from all states. The Premium Tax Charge may be higher or lower than the actual premium tax imposed by the jurisdiction in which the Policy is written. MML Bay State does not expect to make a profit from this charge. MML Bay State currently intends to waive both charges after Policy Year 20; however, MML Bay State reserves the right not to waive the charge(s), or to reimpose such charge(s) after initially waiving such charges. During 1996, the aggregate amount of such deductions from premiums was $1,228,703 for sales charges and $1,228,703 for state premium tax charges.

Monthly Charges. On each Monthly Calculation Date, the Account Value will be reduced by a Monthly Charge, consisting of an Administrative Charge, a Mortality Charge and a charge for any additional benefits added by Rider. The Administrative Charge is currently $6 and it is guaranteed not to exceed $9. During 1996, the aggregate amount of such charges was $956,094.

The Mortality Charge will be determined by multiplying the "amount at risk under the Policy" (that is, the Death Benefit, discounted at the monthly equivalent rate of 3% per year, less the Account Value) by the monthly mortality rate, which will depend on the sex, rate class and Issue Age of the Insured, the duration of the Policy, and MML Bay State's expectations as to future mortality and expense experience. The monthly mortality rates will not exceed the guaranteed maximum monthly mortality rates set forth in the Policy which are based on the sex, rate class, and Attained Age of the Insured and the "1980 Commissioners Standard Ordinary Mortality Table." During 1996, the aggregate mortality charges were $7,714,445.

Surrender Charges. During the first 15 Policy Years and during the first 15 years following any increase in the Selected Face Amount, MML Bay State will impose a Surrender Charge if the Policyowner surrenders the Policy or decreases the Selected Face Amount under the Policy. The surrender charge has two parts -- an Administrative Surrender Charge and a Sales Load Surrender Charge.

Administrative Surrender Charge. This charge is $5 for each $1,000 of Selected Face Amount. It remains level for the first five Policy Years, then grades down to zero over the next five policy years. This charge reimburses MML Bay State for expenses incurred in issuing the Policy (or increase in the Selected Face Amount), such as processing the applications (including underwriting) and setting up computer records. It is not designed to produce a profit.

Sales Load Surrender Charge. This charge is equal to 26% of the premiums paid up to the Surrender Charge Band, plus 4% of premiums paid in excess of the Surrender Charge Band but less than three times the Surrender Charge Band. The

Surrender Charge Band is set forth in the Policy and is an amount generally calculated on the basis of the Selected Face Amount and varies by the age and sex of the Insured at the time of purchase.

Example of Surrender Charge Bands per $1,000


        Age 25              Age 40               Age 55
         $6.26               $9.91               $28.49

The Sales Load Surrender Charge remains level for the first 10 years, then grades down to zero over the next five Policy Years in accordance with the percentages set forth in the Policy.

Mortality and Expense Risk Charge. MML Bay State assesses a charge against each of the Divisions for the mortality and expense risk it assumes. Currently, the charge is equal, on an annual basis, to 0.55% of the daily net asset value of the Separate Account. MML Bay State reserves the right to increase the charge up to a maximum effective annual rate of 0.90%. This charge is not deducted from the GPA. The aggregate amount of such charges, which are paid quarterly against the Separate Account divisions, in 1996 was $161,490.

Other Charges. If the Policyowner requests and MML Bay State accepts an increase in Selected Face Amount or a change in the Death Benefit Option from Option 1 to Option 2, a charge of $75 will be deducted from the Account Value on the effective date of the increase or option change to cover processing costs. (MML Bay State currently does not charge a $75 fee for a change in the Death Benefit Option, but it reserves the right to do so.)


Policy Loan Privilege

After the first Policy Year (or sooner if required by law), the Policyowner may at any time borrow from the Policy an amount up to 90% of the Account Value less any Surrender Charge, reduced by any outstanding Policy Debt.

At time of application, the Policyowner may elect a fixed loan rate of 6% or (in all jurisdictions except Arkansas) an adjustable loan rate, based on the monthly average of the corporate yield on seasoned corporate bonds as published by Moody's Investors Service, Inc.

If interest is not paid when due, it will be added to the outstanding loan balance. The capitalization of unpaid loan interest may have tax consequences upon surrender or lapse of the Policy (See Policy Proceeds, Premiums and Loans.) Policy loans may be repaid at any time while the Insured is living.

Surrender Of The Policy


The Policyowner may at any time fully surrender the Policy and receive its Cash Surrender Value. The Cash Surrender Value will equal the Account Value less any applicable Surrender Charge and less any Policy Debt and any unpaid Monthly Charges. Surrender of the Policy with outstanding Policy Debt may have tax consequences. (See Policy Proceeds, Premiums and Loans.)

Withdrawal Of Cash
Surrender Value


After the first Policy Year, the Policyowner may, subject to certain restrictions, request a withdrawal of up to 75% of the Policy's Cash Surrender Value. For each withdrawal, a fee of $25 (or 2% of the amount withdrawn, if less) is deducted from the amount withdrawn. This fee is guaranteed not to increase for the duration of the Policy and is intended to compensate MML Bay State for processing associated with the withdrawal. MML Bay State does not intend to make a profit from this fee. The minimum amount of a withdrawal is $100 (before deducting the withdrawal fee). If Death Benefit Option 1 is in effect, MML Bay State will reduce the Selected Face Amount by the amount of the withdrawal unless satisfactory evidence of insurability is provided. A surrender charge is not assessed if a withdrawal is taken. Withdrawal of the Cash Surrender Value may have tax consequences. (See Policy Proceeds, Premiums and Loans.)

II.  INFORMATION ABOUT MML BAY STATE AND THE SEPARATE ACCOUNT

MML Bay State And MassMutual


MML Bay State Life Insurance Company ("MML Bay State") is a life insurance company incorporated under the laws of Missouri in 1894. It is currently licensed to transact life, accident, and health insurance business in the District of Columbia and all states except New York.

MassMutual currently plans to redomesticate MML Bay State from the State of Missouri to the State of Connecticut. MassMutual believes that the proposed redomestication will not adversely affect Policyowners. The Company will notify Policyowners that the redomestication has occurred by sending Policyowners an endorsement to their Policy reflecting the redomestication.

MML Bay State is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"), a mutual life insurance company chartered in Massachusetts in 1851. MassMutual's Home Office is located in Springfield, Massachusetts. It is authorized to do business in all states, the District of Columbia, Puerto Rico and certain provinces of Canada.

On February 29, 1996, the merger of Connecticut Mutual Life Insurance Company ("Connecticut Mutual") with and into MassMutual was completed. The separate existence of Connecticut Mutual has ceased. MassMutual continues its corporate existence under its current name. As of December 31, 1996, MassMutual had estimated statutory assets in excess of $55 billion, and estimated total assets under management in excess of $130 billion.

OppenheimerFunds, Inc.


OppenheimerFunds, Inc. ("OFI") is an investment adviser organized under the laws of Colorado as a corporation; it was originally organized in 1959. It (including a subsidiary) currently advises U.S. investment companies with assets aggregating over $62 billion as of December 31, 1996, with over 3 million shareholder accounts. OFI is owned by Oppenheimer Acquisition Corporation, a holding company owned in part by senior management of OFI and ultimately controlled by MassMutual. OFI serves as investment adviser to the Oppenheimer Trust. OFI is registered as an investment adviser under the Investment Advisers Act of 1940.

The Separate Account

The Separate Account was established on June 9, 1982, as a separate investment account of MML Bay State by MML Bay State's Board of Directors in accordance with the provisions of Chapter 376 of the Missouri Statutes. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940. Registration does not involve supervision of the management or investment practices of either the Separate Account or of MML Bay State. Under Missouri law, however, both MML Bay State and the Separate Account are subject to regulation by the Division of Insurance of the State of Missouri. The Separate Account meets the definition of a "Separate Account" under the federal securities laws.

MML Bay State owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet anticipated obligations of the Policies funded by the Separate Account. The Separate Account is divided into subaccounts called Divisions. The income, gains, or losses, realized or unrealized, of each Division are credited to or charged against the assets held in the Division without regard to the other income, gains, or losses of MML Bay State. Assets in the Separate Account attributable to the reserves and other liabilities under the Policies are not chargeable with liabilities arising from any other business conducted by MML Bay State. MML Bay State may transfer to its General Account, however, any assets which exceed anticipated obligations of the Separate Account. All obligations arising under the Policy are general corporate obligations of MML Bay State. MML Bay State may accumulate in the Separate Account proceeds from various Policy charges and investment results applicable to those assets.

The Separate Account is currently divided into eight Divisions. Each Division invests in a corresponding series of shares of a designated Fund of either MML Trust or Oppenheimer Trust. MML Bay State may in the future establish additional divisions within the Separate Account, which may invest in other investment funds, including those of MML Trust or Oppenheimer Trust, or in any other investment fund MML Bay State deems to be appropriate.

MML Trust And Oppenheimer Trust


The MML Trust is a no-load, open-end, management investment company that is registered under the Investment Company Act of 1940. The Oppenheimer Trust is an open-end, diversified, management investment company registered under the Investment Company Act of 1940.

MassMutual established the MML Trust for the purpose of providing a vehicle for the investment of assets of various separate investment accounts, including the Separate Account, established by MassMutual and other life insurance company subsidiaries of MassMutual. Similarly, OFI established the Oppenheimer Trust to provide an investment vehicle for the separate investment accounts of variable life and variable annuity contracts offered by companies such as MassMutual. Shares of the MML Trust and the Oppenheimer Trust are not offered to the general public.

The assets of certain variable annuity separate accounts for which MassMutual or an affiliate is the depositor are invested in shares of the MML Trust's Funds. Because these separate accounts are invested in the same underlying MML Funds, it is possible that material irreconcilable conflicts could arise between Policyowners and owners of the variable annuity contracts. Possible conflicts could arise if: (i) state insurance regulators should disapprove or require changes in investment policies, investment advisers or principal underwriters or if MML Bay State should be permitted to act contrary to actions approved by holders of the Policies under rules of the Securities and Exchange Commission;
(ii) adverse tax treatment of the Policies or the variable annuity contracts would result from utilizing the same underlying funds; (iii) different investment strategies would be more suitable for the variable annuity contracts than for the Policies; or (iv) state insurance laws or regulations or other applicable laws would prohibit the funding of both the Separate Account and other investment accounts by the same Funds. The Board of Trustees of the Trust will follow monitoring procedures which have been developed to determine whether material conflicts have arisen. Such Board will have a majority of trustees who are not interested persons of the Trust or MassMutual and determinations whether or not a material conflict exists will be made by a majority of such disinterested trustees. If a material irreconcilable conflict exists, MassMutual and MML Bay State will take such action at their own expense as may be required to cause the Separate Account to be invested solely in shares of mutual funds which offer their shares exclusively to variable life insurance separate accounts unless, in certain cases, the holders of both the Policies and the variable annuity contracts vote not to effect such segregation.

The Oppenheimer Trust was established for use as an investment vehicle by variable contract separate accounts such as the Separate Account. Accordingly, it is possible that a material irreconcilable conflict may develop between the interests of contract owners and other separate accounts investing in the Oppenheimer Trust. The Board of Trustees of the Oppenheimer Trust (the "Trustees") will monitor the Oppenheimer Funds for the existence of any such conflicts. If it is determined that a conflict exists, the Trustees will notify MassMutual, and appropriate action will be taken to eliminate such irreconcil-able conflicts. Such steps may include: (i) withdrawing the assets allocable to some or all of the separate accounts from the particular Oppenheimer Fund and reinvesting such assets in a different investment medium, including (but not limited to) another Oppenheimer Fund; (ii) submitting the question whether such segregation should be implemented to a vote of all affected contract owners; and
(iii) establishing a new registered management investment company or managed separate account.

MML Bay State purchases the shares of each Fund for the corresponding Division at net asset value. All dividends and capital gain distributions received from a Fund are automatically reinvested in such Fund at net asset value, unless MML Bay State, on behalf of the Separate Account, elects otherwise. Shares of the MML Trust and the Oppenheimer Trust will be redeemed by MML Bay State at their net asset value to the extent necessary to make payments under the Policies.

The following is a summary of the investment objectives of each Fund. Please note that there can be no assurance that any Fund will achieve its objectives. More detailed information concerning these investment objectives is contained in the accompanying prospectuses of the MML Trust and Oppenheimer Trust, including information on the risks associated with the investments and investment techniques of each of the Funds.

THE PROSPECTUSES FOR MML TRUST AND OPPENHEIMER TRUST ACCOMPANYING THIS PROSPECTUS SHOULD BE READ CAREFULLY BEFORE INVESTING.

MML Equity Fund

MML Equity Fund seeks to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. A secondary objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate. The assets of this Fund are normally expected to be invested primarily in common stocks and other equity-type securities.

MML Money Market Fund

MML Money Market Fund seeks to achieve high current income, while preserving capital, and liquidity. This Fund invests in short-term debt instruments, including but not limited to commercial paper, certificates of deposit, bankers' acceptances, and obligations of the United States government, its agencies and instrumentalities.

MML Managed Bond Fund

MML Managed Bond Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital values. This Fund invests primarily in publicly issued, readily marketable, fixed income securities of such maturities as MassMutual deems appropriate from time to time in light of market conditions and prospects.

MML Blend Fund

MML Blend Fund seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital values. This Fund invests in a portfolio of common stocks and other equity-type securities, bonds and other debt securities with maturities generally exceeding one year, and money market instruments and other debt securities with maturities generally not exceeding one year.

Oppenheimer Capital Appreciation Fund

Oppenheimer Capital Appreciation Fund seeks capital appreciation. The type of securities in which this Fund invests will be primarily common stocks, as well as securities having the investment characteristics of common stocks, such as convertible preferred stock and convertible bonds. In seeking this objective the Fund will emphasize investment in securities of "growth-type" companies. Such companies are believed to have relatively favorable long-term prospects for an increased demand for the particular companies, products or services.

Oppenheimer Global Securities Fund

Oppenheimer Global Securities Fund seeks long-term capital appreciation through investing a substantial portion of its invested assets in securities of foreign issuers, growth-type companies and special investment opportunities, such as anticipated acquisitions, mergers or other unusual developments, which are considered by OFI, in its capacity as investment manager of the Funds, to have appreciation possibilities. The type of securities in which this Fund invests will be primarily common stocks, as well as securities having the investment characteristics of common stocks, such as convertible preferred stock, convertible bonds and American Depository Receipts. Current income is not an investment objective of the Oppenheimer Global Securities Fund.

Oppenheimer Growth Fund

Oppenheimer Growth Fund seeks to achieve capital appreciation by investing in securities of well-known established companies (such securities generally have a history of earnings and dividends, and are issued by seasoned companies, namely those having an operating history of at least five years, including predecessors). The type of securities in which this Fund invests will be primarily common stocks, as well as securities having the investment characteristics of common stocks, such as convertible preferred stock and convertible bonds.

Oppenheimer Strategic Bond Fund

Oppenheimer Strategic Bond Fund seeks a high level of current income principally derived from interest on debt securities; and seeks to enhance such income by writing covered call options on debt securities. The Fund invests principally in: (i) foreign government and corporate debt securities; (ii) U.S. Government securities; and (iii) lower-rated, high-risk high-yield debt securities. This Fund's investments may be considered to be speculative.

For information concerning the risks associated with this Fund's investments, please refer to the accompanying prospectus for the Oppenheimer Trust.

The Investment Advisers And Portfolio Managers

MassMutual serves as investment manager of each of the MML Funds pursuant to investment management agreements. Pursuant to such agreements, MassMutual is paid a quarterly fee at the annual rate of 0.50% of the first $100,000,000 of the Fund's average daily net asset value, 0.45% of the next $200,000,000, 0.40% of the next $200,000,000 and 0.35% of any excess over $500,000,000.

Concert Capital Management, Inc. ("Concert") served as the investment sub-adviser to MML Equity Fund and the Equity Sector of the MML Blend Fund from 1993-1996. Concert merged with and into David L. Babson & Company, Inc. ("Babson") effective December 31, 1996. Both Concert and Babson are wholly-owned subsidiaries of Babson Acquisition Corporation, which is a controlled subsidiary of MassMutual. Thus, effective January 1, 1997, Babson serves as the investment sub-adviser to MML Equity Fund and the Equity Sector of the MML Blend Fund. Both MassMutual and Babson are registered investment advisers under the Investment Advisers Act of 1940.

During 1996, MassMutual earned the following investment management fee from each of the following funds:


      MML Equity Fund......................................$5,787,673
      MML Money Market Fund................................   612,946
      MML Managed Bond Fund................................   820,434
      MML Blend Fund.......................................$7,525,674

OFI serves as Investment Adviser to the Oppenheimer Funds. OFI receives a monthly management fee in its capacity as investment adviser to the Oppenheimer Funds. This fee is computed separately on the net assets of each Fund as of the close of each business day. The management fee rate for the Capital Appreciation Fund, the Growth Fund, and the Global Securities Fund is .75% of the first $200 million of net assets, .72% of the next $200 million, .69% of the next $200 million, .66% of the next $200 million and .60% of net assets in excess of $800 million. Strategic Bond Fund's management fee rate is .75% on the first $200 million of net assets, .72% on the next $200 million, .69% on the next $200 million, .66% on the next $200 million, .60% on the next $200 million, and .50% of net assets in excess of $1 billion.

During 1996, OFI earned the following investment management fee from each of the following funds.


      Oppenheimer Capital
       Appreciation Fund...................................$3,382,840
      Oppenheimer Growth Fund..............................$1,139,255
      Oppenheimer Global
       Securities Fund.....................................$3,395,740
      Oppenheimer Strategic Bond Fund......................$  618,338

Citibank N.A., with its home office located at 111 Wall Street, New York, NY, 10005, acts as custodian for the MML Trust. Bank of New York, with its home office at One Wall Street, New York, NY 10015, acts as custodian for the Oppenheimer Trust.


MassMutual is also the investment adviser to MassMutual Corporate Investors and MassMutual Participation Investors, closed-end investment companies, certain wholly-owned subsidiaries of MassMutual, and various employee benefit plans. MassMutual is the investment sub-adviser to Oppenheimer Investment Grade Bond Fund and Oppenheimer Value Stock Fund, open-end management investment companies.

Rates of Return. The following tables show the Effective Annual Rates of Return based on the actual investment performance (after deduction of investment management fees and direct operating expenses) of the Fund underlying each Division of the Separate Account. Tables I and II show figures for periods ended December 31, 1996, while Tables III and IV show annualized figures. These rates do not reflect the mortality and expense risk charges assessed against the Separate Account. Also, they do not reflect deductions from premiums or Monthly Charges assessed against the Account Value of the Policies, nor do they reflect the Policy's Surrender Charges. (For a discussion of these charges, please see CHARGES AND DEDUCTIONS.) Therefore, these rates are not illustrative of how actual investment performance will affect the benefits under the Policy (see, however, Performance Illustration). The rates of return shown are not necessarily indicative of future performance. These rates of return may be considered, however, in assessing the competence and performance of MassMutual, Babson and OFI as investment advisers. An individualized hypothetical illustration may be available. An individualized hypothetical illustration is a document that shows how Death Benefits and Cash Surrender Values will develop based on certain assumptions. The assumptions used are the sex, Issue Age, rate class and contract state of the applicant, and the Death Benefit Option and premium frequency proposed by the registered representative or the applicant. The individualized hypothetical illustrations reflect both current and guaranteed charges and all basic policy charges are reflected (rider charges may also be reflected if so requested). These illustrations will also assume certain interest rates within the limits prescribed by federal and state law. An applicant or Policyowner may obtain an individualized hypothetical illustration at no charge by requesting one from his/her registered representative or from MML Bay State at its Principal Administrative Office.

                              TABLE I -- MML FUNDS
                        EFFECTIVE ANNUAL RATES OF RETURN

--------------------------------------------------------------------------------------------------
Fund              20 Years         15 Years           10 Years         5 Years       1 Year
--------------------------------------------------------------------------------------------------
Equity             14.72%           16.01%               13.78%          14.71%        20.25%
--------------------------------------------------------------------------------------------------
Money Market          --             6.83                 5.76            4.13          5.01
--------------------------------------------------------------------------------------------------
Managed Bond          --            10.54                 8.34            7.27          3.25
--------------------------------------------------------------------------------------------------
Blend                 --            13.13*               11.89           11.55         13.95
--------------------------------------------------------------------------------------------------

*The figures shown are from inception of the MML Blend Fund, which commenced operations on February 3, 1984.


                         TABLE II -- OPPENHEIMER FUNDS
                        EFFECTIVE ANNUAL RATES OF RETURN

------------------------------------------------------------------------------------------------
Fund                                 Since Inception              5 Years            1 Year
------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation          15.66%*                16.68%             20.16%
------------------------------------------------------------------------------------------------
Oppenheimer Global Securities             10.65*                 12.38              17.80
------------------------------------------------------------------------------------------------
Oppenheimer Growth                        14.52*                 16.24              25.20
------------------------------------------------------------------------------------------------
Oppenheimer Strategic Bond                 7.35*                    --              12.07
------------------------------------------------------------------------------------------------

*The Oppenheimer Capital Appreciation Fund commenced operations on August 15, 1986. The Oppenheimer Global Securities Fund commenced operations on November 12, 1990. The Oppenheimer Strategic Bond Fund and the Oppenheimer Growth Fund commenced operations on May 3, 1993 and April 3, 1985, respectively.


                                    TABLE III
                                    MML FUNDS
                        ANNUALIZED ONE YEAR TOTAL RETURNS

------------------------------------------------------------------------------------------------------------------
            For the                MML Equity         MML Money            MML Managed            MML Blend
           Year Ended                 Fund           Market Fund            Bond Fund                Fund
------------------------------------------------------------------------------------------------------------------
              1996                    20.25%            5.01%                 3.25%                13.95%
              1995                    31.13%            5.58%                19.14%                23.28%
              1994                     4.10%            3.84%                (3.76)%                2.48%
              1993                     9.52%            2.75%                11.81%                 9.70%
              1992                    10.48%            3.48%                 7.31%                 9.36%
              1991                    25.56%            6.01%                16.66%                24.00%
              1990                    (0.51)%           8.12%                 8.38%                 2.37%
              1989                    23.04%            9.16%                12.83%                19.96%
              1988                    16.68%            7.39%                 7.13%                13.40%
              1987                     2.10%            6.49%                 2.60%                 3.12%
              1986                    20.15%            6.60%                14.46%                18.30%
              1985                    30.54%            8.03%                19.94%                24.88%
              1984                     5.40%           10.39%                11.69%                 8.24%*
              1983                    22.85%            8.97%                 7.26%                  --
              1982                    25.67%           11.12%*               22.79%*                 --
              1981                     6.67%             --                    --                    --
              1980                    27.62%             --                    --                    --
              1979                    19.54%             --                    --                    --
              1978                     3.71%             --                    --                    --
              1977                    (0.52)%            --                    --                    --
              1976                    24.77%             --                    --                    --
              1975                    32.85%             --                    --                    --
              1974                   (17.61)%*           --                    --                    --
------------------------------------------------------------------------------------------------------------------

*The figures shown are from inception of the Funds. The MML Equity Fund received initial funding September 15, 1971 (performance information prior to 1974 is not available). The MML Money Market and MML Managed Bond Funds received initial funding on December 16, 1981. The MML Blend Fund received initial funding on February 3, 1984.

                                    TABLE IV
                             OPPENHEIMER TRUST FUNDS
                        ANNUALIZED ONE YEAR TOTAL RETURNS

 --------------------------------------------------------------------------------------------------------------
                                                                          Oppenheimer
                                                       Oppenheimer          Capital            Oppenheimer
           For the            Oppenheimer               Strategic         Appreciation            Global
          Year Ended          Growth Fund               Bond Fund            Fund               Securities
   ------------------------------------------------------------------------------------------------------------
             1996               25.20%                   12.07%             20.16%               17.80%
             1995               36.65%                   15.33%             32.52%                2.24%
             1994                 .98%                   (5.85)%            (7.50)%              (5.72)
             1993                7.25%                    4.25%*            27.32%               70.32%
             1992               14.53%                     --               15.42%               (7.11)%
             1991               25.54%                     --               54.72%                3.39%
             1990               (8.21)%                    --              (16.32)%               0.40%*
             1989               23.59%                     --               27.39%                 --
             1988               22.09%                     --               13.41%                 --
             1987                3.32%                     --               14.34%                 --
             1986               17.76%                     --               (1.65)%*               --
             1985                9.50%*                    --                 --                   --
   -----------------------------------------------------------------------------------------------------------

*The figures shown are from inception of the Oppenheimer Funds. The Capital Appreciation Fund commenced operations on August 15, 1986. The Global Securities Fund commenced operations on November 12, 1990. The Strategic Bond Fund and the Growth Fund commenced operations on May 3, 1993 and April 3, 1985, respectively.

Performance Illustration

The following tables show how the actual investment performance of the Funds would have affected the Death Benefits and Cash Surrender Values of hypothetical Policies. Each table illustrates a Policy as of the earliest date for which performance figures are available for the illustrated Fund. Each table assumes that the illustrated Policy was issued for a Selected Face Amount of $100,000 and Issue Age 35 male, using Death Benefit Option I, with annual premiums of $1,200 paid at the beginning of each year and the full Account Value continuously reinvested in the Division corresponding with the particular Fund illustrated. One set of figures reflects the current schedule of charges; the other set of figures reflects guaranteed mortality and expense charges and current fund level charges.

                                    TABLE V
                                MML EQUITY FUND

----------------------------------------------------------------------------------------------------------------------------------
                                            Using Current Schedule of Charges      Using Guaranteed Mortality and Expense Charges
                                                                                           and Current Fund Level Charges
----------------------------------------------------------------------------------------------------------------------------------
                                                Cash                                          Cash
                          Total Annual       Surrender                  Death              Surrender                  Death
      Calendar Year         Premiums           Value                   Benefit               Value                   Benefit
----------------------------------------------------------------------------------------------------------------------------------
          1974              $ 1,200                 0                 $100,000                    0                 $100,000
          1975                2,400           $ 1,181                  100,000              $ 1,059                  100,000
          1976                3,600             2,663                  100,000                2,452                  100,000
          1977                4,800             3,388                  100,000                3,121                  100,000
          1978                6,000             4,297                  100,000                3,959                  100,000
          1979                7,200             6,254                  100,000                5,777                  100,000
          1980                8,400             9,184                  100,000                8,486                  100,000
          1981                9,600            10,612                  100,000                9,775                  100,000
          1982               10,800            14,371                  100,000               13,206                  100,000
          1983               12,000            18,584                  100,000               17,022                  100,000
          1984               13,200            20,187                  100,000               18,406                  100,000
          1985               14,400            27,197                  100,000               24,704                  100,000
          1986               15,600            33,378                  100,000               30,194                  100,000
          1987               16,800            34,575                  100,000               31,137                  100,000
          1988               18,000            40,941                  100,000               36,712                  100,000
          1989               19,200            50,844                  115,417               45,436                  103,140
          1990               20,400            50,785                  112,235               45,253                  100,009
          1991               21,600            64,023                  137,648               56,870                  122,270
          1992               22,800            70,700                  147,763               62,553                  130,737
          1993               24,000            77,263                  157,616               68,047                  138,816
          1994               25,200            80,191                  159,581               70,218                  139,734
          1995               26,400           104,736                  203,188               91,188                  176,904
          1996               27,600           124,958                  236,171              108,161                  204,425
----------------------------------------------------------------------------------------------------------------------------------

                                   TABLE VI
                             MML MONEY MARKET FUND

----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Using Guaranteed Mortality and
                                              Using Current Schedule of Charges             Expense Charges and Current Fund
                                                                                                       Level Charges
----------------------------------------------------------------------------------------------------------------------------------
                                                 Cash                                         Cash
                           Total Annual        Surrender                 Death              Surrender                 Death
      Calendar Year           Premiums           Value                  Benefit               Value                  Benefit
----------------------------------------------------------------------------------------------------------------------------------
          1982                 $ 1,200           $   170                $100,000               $  115                $100,000
          1983                   2,400             1,096                 100,000                  982                 100,000
          1984                   3,600             2,146                 100,000                1,965                 100,000
          1985                   4,800             3,209                 100,000                2,955                 100,000
          1986                   6,000             4,255                 100,000                3,922                 100,000
          1987                   7,200             5,421                 100,000                5,000                 100,000
          1988                   8,400             6,695                 100,000                6,166                 100,000
          1989                   9,600             8,163                 100,000                7,501                 100,000
          1990                  10,800             9,617                 100,000                8,807                 100,000
          1991                  12,000            10,910                 100,000                9,949                 100,000
          1992                  13,200            11,864                 100,000               10,760                 100,000
          1993                  14,400            12,719                 100,000               11,468                 100,000
          1994                  15,600            13,714                 100,000               12,291                 100,000
          1995                  16,800            14,964                 100,000               13,330                 100,000
          1996                  18,000            16,151                 100,000               14,295                 100,000
----------------------------------------------------------------------------------------------------------------------------------

                                   TABLE VII
                                MML BLEND FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Using Guaranteed Mortality and
                                              Using Current Schedule of Charges             Expense Charges and Current Fund
                                                                                                      Level Charges
-----------------------------------------------------------------------------------------------------------------------------------
                                                Cash                                         Cash
                          Total Annual       Surrender                  Death             Surrender                   Death
      Calendar Year         Premiums           Value                   Benefit              Value                    Benefit
----------------------------------------------------------------------------------------------------------------------------------
          1984                $ 1,200           $   142                  $100,000            $    87                  $100,000
          1985                  2,400             1,364                   100,000              1,237                   100,000
          1986                  3,600             2,688                   100,000              2,480                   100,000
          1987                  4,800             3,575                   100,000              3,302                   100,000
          1988                  6,000             5,007                   100,000              4,632                   100,000
          1989                  7,200             7,130                   100,000              6,604                   100,000
          1990                  8,400             8,088                   100,000              7,470                   100,000
          1991                  9,600            11,107                   100,000             10,244                   100,000
          1992                 10,800            12,954                   100,000             11,905                   100,000
          1993                 12,000            14,971                   100,000             13,706                   100,000
          1994                 13,200            15,907                   100,000             14,489                   100,000
          1995                 14,400            20,370                   100,000             18,474                   100,000
          1996                 15,600            23,834                   100,000             21,517                   100,000
----------------------------------------------------------------------------------------------------------------------------------

                                  TABLE VIII
                             MML MANAGED BOND FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Using Guaranteed Mortality and
                                               Using Current Schedule of Charges              Expense Charges and Current Fund
                                                                                                       Level Charges
-----------------------------------------------------------------------------------------------------------------------------------
                                                  Cash                                        Cash
                          Total Annual          Surrender                Death              Surrender                  Death
      Calendar Year         Premiums              Value                 Benefit               Value                   Benefit
-----------------------------------------------------------------------------------------------------------------------------------
          1982                $ 1,200           $   285                 $100,000               $  226                 $100,000
          1983                  2,400             1,186                  100,000                1,069                  100,000
          1984                  3,600             2,283                  100,000                2,097                  100,000
          1985                  4,800             3,840                  100,000                3,554                  100,000
          1986                  6,000             5,366                  100,000                4,972                  100,000
          1987                  7,200             6,327                  100,000                5,854                  100,000
          1988                  8,400             7,646                  100,000                7,059                  100,000
          1989                  9,600             9,536                  100,000                8,784                  100,000
          1990                 10,800            11,129                  100,000               10,216                  100,000
          1991                 12,000            13,834                  100,000               12,654                  100,000
          1992                 13,200            15,465                  100,000               14,076                  100,000
          1993                 14,400            17,923                  100,000               16,235                  100,000
          1994                 15,600            17,686                  100,000               15,930                  100,000
          1995                 16,800            21,694                  100,000               19,444                  100,000
          1996                 18,000            22,841                  100,000               20,360                  100,000
-----------------------------------------------------------------------------------------------------------------------------------

                                   TABLE IX
                            OPPENHEIMER GROWTH FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Using Guaranteed Mortality and
                                               Using Current Schedule of Charges              Expense Charges and Current Fund
                                                                                                       Level Charges
------------------------------------------------------------------------------------------------------------------------------------
                                                  Cash                                        Cash
                          Total Annual          Surrender                Death              Surrender                  Death
      Calendar Year         Premiums              Value                 Benefit               Value                   Benefit
-----------------------------------------------------------------------------------------------------------------------------------
          1986                $ 1,200           $   235                 $100,000              $   178                 $100,000
          1987                  2,400             1,055                  100,000                  944                  100,000
          1988                  3,600             2,432                  100,000                2,237                  100,000
          1989                  4,800             4,171                  100,000                3,866                  100,000
          1990                  6,000             4,402                  100,000                4,064                  100,000
          1991                  7,200             6,749                  100,000                6,248                  100,000
          1992                  8,400             8,718                  100,000                8,059                  100,000
          1993                  9,600            10,174                  100,000                9,377                  100,000
          1994                 10,800            10,964                  100,000               10,064                  100,000
          1995                 12,000            16,090                  100,000               14,732                  100,000
          1996                 13,200            20,974                  100,000               19,128                  100,000
-----------------------------------------------------------------------------------------------------------------------------------

                                    TABLE X
                   OPPENHEIMER CAPITAL APPRECIATION FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Using Guaranteed Mortality and
                                               Using Current Schedule of Charges               Expense Charges and Current Fund
                                                                                                        Level Charges
-----------------------------------------------------------------------------------------------------------------------------------
                                                  Cash                                         Cash
                        Total Annual            Surrender                Death               Surrender                  Death
   Calendar Year          Premiums                Value                 Benefit                Value                   Benefit
-----------------------------------------------------------------------------------------------------------------------------------
       1987                $ 1,200              $   202                 $100,000               $   145                 $100,000
       1988                  2,400                1,216                  100,000                 1,097                  100,000
       1989                  3,600                2,785                  100,000                 2,573                  100,000
       1990                  4,800                2,791                  100,000                 2,562                  100,000
       1991                  6,000                6,004                  100,000                 5,572                  100,000
       1992                  7,200                7,972                  100,000                 7,397                  100,000
       1993                  8,400               11,345                  100,000                10,516                  100,000
       1994                  9,600               11,094                  100,000                10,239                  100,000
       1995                 10,800               15,833                  100,000                14,579                  100,000
       1996                 12,000               19,920                  100,000                18,280                  100,000
-----------------------------------------------------------------------------------------------------------------------------------

                                   TABLE XI
                      OPPENHEIMER GLOBAL SECURITIES FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Using Guaranteed Mortality and
                                               Using Current Schedule of Charges               Expense Charges and Current Fund
                                                                                                        Level Charges
-----------------------------------------------------------------------------------------------------------------------------------
                                                  Cash                                         Cash
                        Total Annual            Surrender                Death               Surrender                  Death
   Calendar Year          Premiums                Value                 Benefit                Value                   Benefit
-----------------------------------------------------------------------------------------------------------------------------------
       1990                 $1,200              $   65                  $100,000                $   13                 $100,000
       1991                  2,400                 881                   100,000                   776                  100,000
       1992                  3,600               1,448                   100,000                 1,301                  100,000
       1993                  4,800               4,471                   100,000                 4,146                  100,000
       1994                  6,000               4,832                   100,000                 4,464                  100,000
       1995                  7,200               5,756                   100,000                 5,313                  100,000
       1996                  8,400               7,823                   100,000                 7,218                  100,000
-----------------------------------------------------------------------------------------------------------------------------------

                                   TABLE XII
                        OPPENHEIMER STRATEGIC BOND FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Using Guaranteed Mortality and
                                               Using Current Schedule of Charges               Expense Charges and Current Fund
                                                                                                        Level Charges
-----------------------------------------------------------------------------------------------------------------------------------
                                                  Cash                                         Cash
                        Total Annual            Surrender                Death               Surrender                  Death
   Calendar Year          Premiums                Value                 Benefit                Value                   Benefit
-----------------------------------------------------------------------------------------------------------------------------------
       1993                 $1,200              $  103                  $100,000                $   50                 $100,000
       1994                  2,400                 751                   100,000                   652                  100,000
       1995                  3,600               1,891                   100,000                 1,721                  100,000
       1996                  4,800               3,082                   100,000                 2,833                  100,000
-----------------------------------------------------------------------------------------------------------------------------------


These illustrations are not indicative of future performance. They assume the Policies were issued based on full underwriting and that there have been no increases or decreases in Selected Face Amounts, no Policy loans and no transaction charges incurred. Further, they assume that Death Benefit Option 1 was selected. The Cash Surrender Values shown reflect all Deductions from Premiums, Charges, Surrender Charges, and Mortality and Expense Risk Charges.

Illustrations of Death Benefits. Cash Surrender Values and Accumulated Premiums based on assumed hypothetical gross annual investment returns of 0%, 6% and 12% are shown in APPENDIX A. APPENDIX A also describes, in more detail, the assumptions underlying these illustrations.

III.  DETAILED
INFORMATION
ABOUT THE POLICY

Availability of Policy


Individuals wishing to purchase a Policy must send a completed application to MML Bay State's Principal Administrative Office. Under our current rules, the minimum Selected Face Amount of a Policy is $50,000. The Policy can be issued for Insureds with Issue Ages 0 through 80. Before issuing a Policy, however, MML Bay State will require satisfactory evidence of insurability, which may include a medical examination.

The Policy is available to Policyowners who are purchasing a Policy in connection with employee benefit plans which qualify for tax benefits under the Internal Revenue Code (the "qualified market") and other Policyowners (the "nonqualified market").

Unisex Policies


Policies issued in states requiring "unisex" policies (currently Montana; MML Bay State has retained "unisex" rates in Massachusetts where they were previously required) provide for policy values which do not vary by the sex of the Insured. In addition, Policies issued in conjunction with employee benefit plans provide for policy values which do not vary by the sex of the insured. Thus, references in this Prospectus to sex-distinct policy values which vary by the sex of the Insured are not applicable to Policies issued in Montana or Massachusetts, or issued in conjunction with employee benefit plans. Illustrations showing the effect of these unisex rates on premiums, Cash Surrender Values, and Death Benefits are available from MML Bay State on request.

Death Benefit


As long as the Policy remains in force, MML Bay State will, upon due proof of the Insured's death, pay the Death Benefit of the Policy to the named Beneficiary. Although MML Bay State will normally pay the Death Benefit within seven days of receiving satisfactory proof of the Insured's death, the Company may delay payments under certain circumstances. All or part of the Death Benefit can be paid in cash or under one or more of the payment options set forth in the Policy.

The Death Benefit is the amount of the benefit provided under Death Benefit Option 1 or Death Benefit Option 2, whichever is in effect on the date of the Insured's death, less any outstanding Policy Debt and less any unpaid Monthly Deduction.

Death Benefit Options. The Policyowner may choose one of two Death Benefit
Options: Option 1 (a level amount option) and Option 2 (a variable amount option). The Policyowner designates the Death Benefit Option in the application and may subsequently change the option subject to certain restrictions described in CHANGES IN THE DEATH BENEFIT OPTION.

Options 1 and 2 provide the following benefits:

Option 1 - Under Option 1, the Account Value is included in the Selected Face Amount. The benefit provided under Option 1 is the greater of: (a) the Selected Face Amount on the date of death; and (b) the Minimum Face Amount on the date of death of the Insured.

Option 2 - Under Option 2, the Account Value is not included in the Selected Face Amount. The benefit provided under Option 2 is the greater of: (a) the Selected Face Amount plus the Account Value on the date of death; and (b) the Minimum Face Amount on the date of death of the Insured.

Minimum Face Amount. In order to qualify as life insurance under current federal tax laws, the Policy has a Minimum Face Amount. The Minimum Face Amount is equal to an applicable percentage of the Account Value. This applicable percentage depends on the sex, smoking classification and Attained Age of the Insured. The applicable percentages are set forth in the Policy.

The following examples illustrate how changes in the Account Value may affect the Death Benefits under Options 1 and 2.

Example I

Assume that the Policyowner has selected Option 1 with a Selected Face Amount of $100,000 and that the Account Value equals $5,000. The Death Benefit in this case is $100,000. If the Account Value increases to $8,000, the Death Benefit remains at $100,000. If the Account Value decreases to $3,000, the Death Benefit still remains at $100,000.

Under Option 1, the Death Benefit will remain at the Selected Face Amount, in this example $100,000, until the applicable percentage of the Account Value exceeds the Selected Face Amount.

Example II

Assume the Policyowner has selected Option 2 with a Selected Face Amount of $100,000 and the Account Value is equal to $5,000. The Death Benefit in this case is $105,000 (Selected Face Amount plus Account Value). If the Account Value increases to $8,000, the Death Benefit will increase to $108,000. If the Account Value decreases to $3,000, the Death Benefit will decrease to $103,000.

Under Option 2, the Death Benefit will be the Selected Face Amount plus the Account Value (if greater than $0.00), until the Minimum Face Amount exceeds the sum of the Selected Face Amount plus the Account Value.

If the Policyowner seeks to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, the Policyowner should choose Option 2. If a Policyowner is satisfied with the amount of the Insured's existing insurance coverage and instead seeks to have premium payments and investment performance reflected to the maximum extent in the Policy's Account Value, the Policyowner should choose Option 1.

Changes in Death Benefit Option. After the first Policy Year, the Policyowner may change the Death Benefit Option. A change from Option 2 to Option 1 may be made without submitting satisfactory evidence of insurability. A change from Option 1 to Option 2, however, will require evidence of insurability satisfactory to MML Bay State. In addition, a charge of $75 will be deducted from the Account Value on the effective date of the change. This charge will be deducted from the Division(s) and the GPA in proportion to the non-loaned values in each Division(s) and the GPA. (MML Bay State currently does not charge the $75 fee for this change, but it reserves the right to do so.) The Policyowner may not change from Option 1 to Option 2 after reaching Attained Age 80. The effective date of any change will be the Monthly Calculation Date on or which next follows the date MML Bay State approves the change.

A change in the Death Benefit Option will not in and of itself result in an immediate change in the amount of a Policy's Death Benefit. For a change from Option 2 to Option 1, the Selected Face Amount is increased by the amount of the Account Value on the effective date of the change. For a change from Option 1 to Option 2, the Selected Face Amount will be decreased by the amount of Account Value on the effective date of the change. This change will not be permitted if it would reduce the Selected Face Amount below $50,000.

An increase or decrease in Selected Face Amount resulting from a change in the Death Benefit Option will affect the Monthly Charges, as the monthly mortality charge depends on the Selected Face Amount. The charge for certain additional benefits may also be affected. The Surrender Charge, however, will not be affected by an increase or decrease in Selected Face Amount resulting from a change in the Death Benefit Option.

Changes in Selected Face Amount. The Policyowner may request an increase or decrease in the Selected Face Amount subject to the approval of MML Bay State. Any request for an increase or decrease must be submitted in writing to MML Bay State's Principal Administrative Office. It will become effective on the Monthly Calculation Date on or which next follows MML Bay State's acceptance of the request.

Increases in Selected Face Amount. For an increase in the Selected Face Amount, MML Bay State requires satisfactory evidence of insurability. An increase may not be less than $15,000, and no increase will be permitted after Attained Age
80. To cover the cost of processing the request, a charge of $75 will be deducted from the Account Value on the effective date of the increase in the Selected Face Amount. The charge will be deducted from the Divisions of the Separate Account and the GPA in proportion to the non-loaned value in each Division(s) and the GPA.

Decreases in Selected Face Amount. Decreases in coverage are allowed after the first Policy Year, although MML Bay State believes such decreases generally are not in the best interests of a Policyowner. A decrease will not generally be permitted if the Death Benefit Option amount would fall below $50,000. No processing charge is applied to decreases in coverage.

A decrease may result in the imposition of Surrender Charges. (For a discussion of the Surrender Charges associated with a decrease, see Surrender Charges). Any Surrender Charge applicable to a decrease will be deducted from the Division(s) of the Separate Account and the GPA in proportion to the non-loaned values in each.

For purpose of determining Surrender Charges and mortality charges, a decrease will reduce the Selected Face Amount in the following order: (a) the Selected Face Amount provided by the most recent increase; (b) the Selected Face Amounts provided by the next most recent increases successively; and finally (c) the initial Selected Face Amount.

A decrease may result in the Policy becoming a "modified endowment contract". (See Policy Proceeds, Premiums and Loans.)

Premiums


Subject to certain limitations, the Policyowner has flexibility in determining the frequency and amount of premium payments.

Premium Flexibility

Unlike traditional insurance policies, this Policy frees the Policyowner from the requirement that premiums be paid in accordance with a rigid and inflexible premium schedule. Instead, MML Bay State requires a Policyowner to pay a minimum initial premium at the time of application or at any time before delivery of the Policy. After the first premium has been paid, subject to certain limitations, premiums may be paid in any amount and at any interval.

The minimum initial premium depends on the planned frequency of premium payments, and the Issue Age, sex, and rating class of the Insured, as well as the initial Death Benefit Option and Selected Face Amount of the Policy.

Planned Annual Premium

When applying for a Policy, the Policyowner will select a planned annual premium and payment frequency (annual, semiannual, quarterly, or monthly). The planned annual premium is shown on the schedule page of the Policy. MML Bay State will send premium notices for the planned premium according to the amount and frequency selected. The Policyowner may change the amount and frequency of planned premiums at any time by sending written notice to MML Bay State's Principal Administrative Office.

A Policyowner may elect to pay premiums by means of a pre-authorized check procedure called MassMutual Monthly ("Triple M"). Under Triple M, premium payments are deducted automatically on a monthly basis from a designated bank account. A Policyowner does not receive a "bill" for these payments, and confirmation of payments is provided in the Policy's quarterly statement.

There is no penalty if the planned premium is not paid, nor does payment of this amount guarantee coverage for any period of time. Instead, the duration of the Policy depends upon the Policy's Account Value. Even if planned premiums are paid, the Policy terminates when the Account Value becomes insufficient to pay the Monthly Charges and the grace period expires without sufficient payment.

Premium Limitations

The minimum premium payment is $10. The maximum premium which may be paid in any Policy Year without evidence of insurability is the greater of: (a) the premium which will not increase the net amount at risk under the Policy; (b) twice the Policy's basic premium plus $100; (c) the annual premium paid in the preceding Policy Year; and (d) the minimum annual premium under a Death Benefit Guarantee Rider, if part of the Policy. Premium payments should be sent either to MML Bay State's Principal Administrative Office or to the address indicated on the billing notice.

Allocation of Net Premium Payments


The Net Premium equals the premium paid less the Premium Expense Charge. (See, Deductions from Premiums.) In the Application, the Policyowner indicates how Net Premiums are to be allocated among the Divisions and the GPA. The allocation percentages must be in whole numbers and the sum of the allocation percentages must equal 100%. During the Free Look Provision, New Premiums are allocated as requested by the Policyowner. (See, Free Look Provision.)

The allocation percentages may be changed without charge at any time by providing written notice to MML Bay State's Principal Administrative Office.

Transfers


By written request, the Policyowner may transfer all or part of the Variable Value of a Division of the Separate Account to any other Division or to the GPA. Although MML Bay State currently imposes no limitation of the right of the Insured to make transfers, we reserve the right to limit transfers to not more than one every 90 days in connection with compliance with Section 404(c) of ERISA. Any limitation would not apply to a transfer of all funds in the Separate Account to the GPA and to automated transfers made in connection with any program MML Bay State has in place.

Transfers of values from the GPA to the Separate Account are limited to one each Policy Year. Any transfer from the GPA cannot exceed 25% of the Fixed Account Value (less any Policy Debt) at the time of the transfer.

Any transfer is effective on the Valuation Date on next or following the date we receive a written request in good order at our Principal Administrative Office. There are no charges for transfers.

Dollar Cost Averaging


The Policyowner may specify a specific dollar amount to be periodically transferred from any Division of the Separate Account to any combination of Divisions and the GPA. Once elected, these transfers occur automatically. The Policyowner will specify the specific dollar amounts to be transferred and the Division to transfer money from, the Division(s) and/or GPA to transfer money to, the date on which transfers will be made (subject to MML Bay State rules), the frequency of transfers, which may be either monthly, quarterly, semiannually or annually, and the amount of time that such dollar cost averaging will continue. The minimum allowable transfer to any Division or the GPA is $50. This process is called Dollar Cost Averaging. Dollar Cost Averaging transfers are not available for transfers from the GPA, but these transfers may be made into the GPA. To elect Dollar Cost Averaging transfers, the Account Value in the Division from which transfers will be made must be at least $5,000.

The main objective of Dollar Cost Averaging is to shield the Policyowner's investment from short-term price fluctuations. Since the same dollar amount is transferred to a Division with each transfer, more units are purchased in a Division if the value per unit is low and fewer units are purchased if the value per unit is high. Therefore, a lower than average cost per unit may be achieved over the long term. This plan of investing allows investors to take advantage of market fluctuations but does not assure a profit or protect against a loss in declining markets.

MML Bay State will make all Dollar Cost Averaging transfers either on the day of each calendar month specified by the Policyowner, or on the next business day. The Policyowner may specify any day of the month up through the 28th day. In order to process a Dollar Cost Averaging transfer, MML Bay State must have received a request in writing no later than one week prior to the date Dollar Cost Averaging transfers are to commence.

The Dollar Cost Averaging option can be started, changed or canceled at any time; however, we must be given seven business days notice to change any transfer arrangement. If the value of the Division from which transfers are being made falls below the total transfer amount, the remaining value in that Division will be transferred on a pro rata basis to all the designated Divisions and the GPA, and no more automated transfers will be processed.

Dollar Cost Averaging transfers are not subject to any transfer charges or any limitations on the number of transfers in a Policy Year.

Policy Lapse And Reinstatement

Policy Lapse

This Policy does not lapse for failure to pay premiums since payments, other than the initial premium, are not specifically required. Rather, if the Account Value less any Policy Debt is not enough to cover the Monthly Charges on a Monthly Calculation Date, the Policy will enter a 61-day grace period.

At the beginning of the grace period, MML Bay State will mail a notice, to the Policyowner's last known address, stating the amount of premium needed to cover the shortfall in Account Value. During the grace period, the Policy remains in force. If the required premium is not paid within 61 days after the Monthly Calculation Date (or, if later, within 30 days after we mail the written notice), the Policy terminates without value.

Reinstatement Option

For a period of five years after a Policy terminates, the Policyowner can request that We reinstate the Policy during the lifetime of the Insured. The Policy cannot be reinstated if it has been surrendered for its Cash Surrender Value. Please note that a termination or reinstatement may cause the Policy to become a modified endowment contract. (See, Modified Endowment Contracts.)

Before We will reinstate the Policy, We must receive the following:

(a) Evidence of insurability satisfactory to MML Bay State;

(b) A premium payment at least equal to the amount necessary to produce an Account Value equal to three times the Monthly Charges on the Monthly Calculation Date on or next following the date of reinstatement; and

(c) Where applicable, a signed acknowledgement that the Policy has become a modified endowment contract.

If We do reinstate the Policy, the Selected Face Amount for the reinstated Policy will be the same as it would have been if the Policy had not terminated.

Charges And Deductions


Charges will be deducted in connection with the Policy to compensate MML Bay State for: (a) providing the insurance benefits under the Policy (including any riders); (b) administering the Policy; (c) assuming certain risks in connection with the Policy (including any riders); and (d) expenses incurred in distributing the Policy.

Deductions from Premiums

MML Bay State deducts a Sales Charge and a Premium Tax Charge from each Premium Payment. The total of these charges is called the Premium Expense Charge. The amount remaining after MML Bay State has deducted the Premium Expense Charge is referred to as the Net Premium. The Net Premium is allocated to the Division(s) and the GPA according to the allocation instructions of the Policyowner.

Sales Charge. A Sales Charge of 2.0% of each premium payment made will be deducted to partially compensate MML Bay State for the expenses relating to the distribution of the Policy, including commissions, advertising, and the printing of the prospectuses and sales literature. MML Bay State currently intends to waive this charge after Policy Year 20; however, MML Bay State reserves the right not to waive the charge, or to reimpose it once it has been waived.

Premium Tax Charge. A Premium Tax Charge of 2.0% of each premium payment will be deducted to pay applicable state and local premium taxes. The Premium Tax Charge is intended to compensate MML Bay State for taxes imposed by various states and local jurisdictions on MML Bay State's receipt of premiums from Policyowners. Premium taxes vary from state to state, and, in some instances, among localities. The 2.0% rate approximates the average tax rate expected to be paid on premiums from all states. The Premium Tax Charge may be higher or lower than the actual premium tax imposed by the jurisdiction in which the contract is written. MML Bay State does not expect to make a profit from this charge. MML Bay State currently intends to waive this charge after Policy Year 20; however, MML Bay State reserves the right not to waive the charge, or to reimpose it once it has been waived.

Monthly Charges


Charges will be deducted from the Account Value on each Monthly Calculation Date. The Monthly Charge consists of: (a) an administrative charge; (b) a mortality charge; and (c) a rider charge for any additional benefits provided by rider. The Monthly Charges will be deducted from the Division(s) of the Separate Account and the GPA in proportion to the non-loaned values in the Division(s) and the GPA.

Administrative Charge. This monthly charge is currently $6. This charge reimburses MML Bay State for expenses incurred in administering the Policy, such as processing claims, maintaining records and communicating with Policyowners. This charge is not designed to make a profit. MML Bay State reserves the right to change this charge in the future, but guarantees it will never exceed $9 per month.

Mortality Charges. The mortality charge for a Policy is equal to the "amount at risk" under the Policy, multiplied by the monthly mortality charge rate for that Policy month. The amount at risk is determined on the first day of the Policy month and is the amount by which the Death Benefit (discounted at the monthly equivalent of 3% per year) exceeds the Account Value.

Monthly mortality rates will be based on the sex, Issue Age, and rate class of the Insured, and the length of time the Policy has been in force. The actual monthly mortality rates will be based on MML Bay State's expectations as to future mortality and expense experience. They will not, however, be greater than the guaranteed mortality rates set forth in the Policy. These guaranteed rates are based on the 1980 Standard Commissioners Standard Ordinary (CSO) Mortality Tables, and the sex, Attained Age, and rate class of the Insured. For standard rate classes, these will not exceed the rates contained in the 1980 CSO Tables.

The rate class of an Insured will affect the monthly mortality rates. MML Bay State currently places Insureds into the following three standard rate classes:
Preferred Nonsmoker, Nonsmoker, and Smoker; as well as substandard rate classes involving a higher mortality risk. In an otherwise identical Policy, the monthly mortality rate is generally higher for smokers than for nonsmokers and higher for nonsmokers than for preferred nonsmokers.

Rider Charge. The Monthly Charge will include charges for any additional benefits provided by Rider.

Daily Charges Against The Separate Account

Mortality and Expense Risk Charge. MML Bay State assesses a daily charge against net asset value of the Separate Account for the mortality and expense risks it assumes. Currently, the charge is at the rate of 0.55% on an annual basis. MML Bay State reserves the right to increase the charge rate, up to a maximum equivalent annual rate of

0.90%. This charge is not deducted from the assets in the GPA.

The mortality risk we assume is that the group of lives insured under our Policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that our costs of issuing and administering Policies may be more than we estimated.

If all the money MML Bay State collects from this charge is not needed to cover death benefits and expenses, it will be our gain and will be used for any proper purpose, including payment of sales commissions. Conversely, even if the money we collect is insufficient, we will provide for all death benefits and expenses.

Charges for Federal Taxes. MML Bay State does not currently make any charge against the Separate Account for federal income taxes attributable to them. We may make such a charge eventually in order to provide for the future federal income tax liability of the Separate Account.

Investment Management Fee and Other Expenses. Because the Divisions of the Separate Account purchase shares of either MML Trust or Oppenheimer Trust, the value of Accumulation Units of the Divisions will reflect the investment management fee and other expenses incurred by MML Trust and Oppenheimer Trust. The Prospectuses of MML Trust and Oppenheimer Trust contain additional information concerning such fees and expenses.

Surrender Charges

General. The Surrender Charge has two parts -- an Administrative Surrender Charge and a Sales Load Surrender Charge. The Administrative Surrender Charge will be imposed by MML Bay State during the first 10 Policy Years, and during the first 10 Policy Years following any requested increase in the Selected Face Amount if the Policyowner surrenders the Policy or decreases the Selected Face Amount. The Sales Load Surrender Charge will be imposed by MML Bay State for the first 15 Policy Years, and during the first 15 years following any requested increase in the Selected Face Amount if the Policyowner surrenders or decreases the Selected Face Amount.

Administrative Surrender Charge. This charge is $5 for each $1,000 of Selected Face Amount. It remains level for five years, then grades down to zero over the next five years. This charge reimburses MML Bay State for expenses incurred in issuing the Policy, such as processing the applications (including underwriting) and setting up computer records. It is not designed to generate a profit.

Sales Load Surrender Charge. This charge is equal to 26% of the premiums paid up to the Surrender Charge Band, plus 4% of premiums paid in excess of the Surrender Charge Band, but less than three times the Surrender Charge Band. The Surrender Charge Band is set forth in the Policy and is an amount generally calculated on the basis of the Selected Face Amount and varies by the age and sex of the Insured at the time of purchase.

Example of Surrender Charge Bands per $1,000

        Age 25              Age 40               Age 55
         $6.26               $9.91               $28.49


The Sales Load Surrender Charge remains level for the first 10 years, then grades down to zero over the next five years in accordance with the percentages set forth in the Policy.

Surrender Charges are calculated separately for the initial Selected Face Amount and for each increase in the Selected Face Amount. Premiums are allocated to the original Selected Face Amount and any subsequent increases in Selected Face Amount in proportion to the respective guideline annual premiums.

Surrender Charge Upon Decrease in Selected Face Amount. A Surrender Charge may be deducted on a decrease in the Selected Face Amount. In the event of a decrease in Selected Face Amount, the Surrender Charge deducted is a fraction of the charge that would apply to a full surrender of the Policy. If there have been no increases in the Selected Face Amount, the fraction will be determined by dividing the amount of the decrease by the current Selected Face Amount and multiplying the result by the Surrender Charge. If more than one Surrender Charge is in effect (pursuant to one or more increases in the Selected Face Amount), the Surrender Charge will be applied in the following order: (1) the most recent increase followed by (2) the next most recent increases, successively, and (3) the initial Selected Face Amount. Where a decrease causes a partial reduction in an increase or in the initial Selected Face Amount, a proportionate share of the Surrender Charge for that increase or for the initial Selected Face Amount will be deducted from the Account Value.

Other Charges

Withdrawal Fee. For each Withdrawal, a charge of $25 (or 2% of the amount withdrawn, if less) will be deducted from the amount withdrawn. This fee is guaranteed not to increase for the duration of the Policy. MML Bay State does not anticipate making a profit on this fee.

Charge for Increase in Selected Face Amount. For each increase in Selected Face Amount, a charge of $75 will be deducted from the Account Value. The charge is designed to reimburse us for underwriting and administrative costs associated with the increase. This fee is guaranteed not to increase for the duration of the Policy. MML Bay State does not expect to make a profit on this charge.

Charge for Change from Option 1 to Option 2. For each change in the Death Benefit Option from Option 1 to Option 2, a charge of $75 will be deducted from the Account Value. The charge is designed to reimburse MML Bay State for the underwriting and administrative costs associated with the change. This fee is guaranteed not to increase for the duration of the Policy. MML Bay State does not expect to make a profit on this charge. (MML Bay State currently does not charge the $75 fee for this change, but it reserves the right to do so.)

Account Value And Cash Surrender Value

Account Value. The Account Value of the Policy is the sum of all Net Premium payments adjusted by periodic charges and credits and by Withdrawals. The Account Value of the Policy is held in one or more Divisions and the GPA. Initially, this value equals the net amount of the first premium paid under the Policy. This amount is allocated among the Divisions and the GPA according to the allocation requested in the Application.

Investment Return.  The investment return of a Policy is based on:

(a) The Account Value held in each Division of the Separate Account for that Policy;

(b) The investment experience of each Division as measured by its actual net rate of return; and

(c) The interest rate credited on Account Values held in the GPA.

The investment experience of a Division reflects increases and decreases in the net asset value of the shares of the underlying Fund, any dividend or capital gains distributions declared by the Fund, and any charges assessed against assets of the Division. The investment experience is determined each day on which the net asset value of the underlying Fund is determined -- that is, on each Valuation Date. The actual net rate of return for a Division measures the investment experience from the end of one Valuation Date to the end of the next Valuation Date.

Cash Surrender Value. The Policy may be fully surrendered for its Cash Surrender Value at any time during the life of the Insured. The Cash Surrender Value is equal to the Account Value less any applicable Surrender Charges and less any Policy Debt.

A Policyowner may surrender a Policy by sending a written request together with the Policy to MML Bay State's Principal Administrative Office. The proceeds will be determined as of the end of the Valuation Period during which the request for surrender is received.

Withdrawals. After the first Policy Year, the Policyowner may, subject to certain restrictions, withdraw up to 75% of the Cash Surrender Value. For each Withdrawal, a fee of $25 (or 2% of the amount withdrawn, if less) is deducted from the amount withdrawn. The minimum amount of a partial Withdrawal is $100 (before deducting the Withdrawal fee). We reserve the right to prohibit Withdrawals that would cause Selected Face Amount to be reduced to an amount less than $25,000. The Policyowner specifies the GPA or the Division(s) from which the Withdrawal is to be made. The Withdrawal amount attributable to a Division of the Separate Account or the GPA may not exceed the non-loaned Account Value of the Division or GPA. If Death Benefit Option 1 is in effect, MML Bay State will reduce the Selected Face Amount by the amount of the Withdrawal unless satisfactory evidence of insurability is provided. A Surrender Charge is not assessed for a Withdrawal.

Policy Loan Privilege

General. After the first Policy Year (or sooner if required by law), the Policyowner may obtain a loan from the Policy by sending a written request in a form satisfactory to us. The maximum amount that can be borrowed at any time is 90% (unless a greater amount is required by law) of the Policy's Account Value less any Surrender Charge, reduced by any outstanding Policy Debt. The Policy must be assigned to MML Bay State as collateral for the loan.

Source of Loan. The loan amount requested is taken from Divisions of the Separate Account and the GPA in proportion to the non-loaned Account Value of each Division and the GPA on the date of the loan. Shares taken from the Divisions are liquidated and the resulting dollar amounts are transferred to the GPA. The Policy loan is then taken against the value in the GPA. We may delay the granting of any loan attributable to the GPA for up to six months. We may also delay the granting of any loan attributable to the Separate Account during any period that: (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (ii) trading is restricted; or (iii) the SEC determines that a state of emergency exists; or (iv) during any period in which the Securities and Exchange Commission permits MML Bay State to delay payment for the protection of our Policyowners.

Whenever total Policy Debt (which includes accrued interest) exceeds the Account Value less Surrender Charges, MML Bay State will send a notice to the Policyowner. This notice will state the amount necessary to bring the Policy Debt back within the limit. If we do not receive payment of that amount within 31 days after the date we mailed the notice, and if Policy Debt exceeds the Account Value less any Surrender Charges at the end of those 31 days, the Policy terminates without value.

Interest Charged. At time of Application, the Policyowner may select a loan interest rate of 6% or (in all jurisdictions except Arkansas) an adjustable loan rate. MML Bay State each year will set the adjustable rate that will apply for the next Policy Year. The maximum loan rate is based on the monthly average of the composite yield on seasoned corporate bonds as published by Moody's Investors Service, Inc., or, if it is no longer published, a substantially similar average. The maximum rate is the published monthly average for the calendar month ending two months before the Policy Year begins, or 4%, whichever is higher. If the maximum limit is not at least 1/2% higher than the rate in effect for the previous year, we will not increase the rate. If the maximum limit is at least 1/2% lower than the rate in effect for the previous year, we will decrease the rate.

Interest accrues daily and becomes part of the Policy Debt as it accrues. It is due on each Policy Anniversary. If not paid when due, the interest will be added to the loan and, as part of the loan, will bear interest at the same rate. Any interest capitalized on a Policy Anniversary will be treated the same as a new loan and will be taken from the Divisions and the GPA in proportion to the non-loaned Account Value in each.

Repayment. All or part of any Policy Debt may be repaid at any time while the Insured is living and while the Policy is in force. Any loan repayment will first be allocated to the GPA until the Policyowner has repaid all loan amounts that originated from the GPA. Any additional loan repayments will be allocated according to the premium allocation factors in effect.

Any outstanding Policy Debt will be deducted from the proceeds payable upon the death of the Insured or the surrender of the Policy.

Interest on Loaned Value. Any loaned amount is held in the GPA and earns interest at a rate determined by MML Bay State, equal to the greater of 3% and Policy loan rate less not more than 2%. (The current rate is .90%.)

Effect of Loan. A Policy loan affects the Policy since the Death Benefit and Cash Surrender Value under a Policy are reduced by the amount of the loan. Repayment of the loan increases the Death Benefit and Cash Surrender Value under the Policy by the amount of the repayment. Surrender of a Policy with outstanding Policy Debt may have tax consequences. (See Policy Proceeds, Premiums and Loans.)

As long as a loan is outstanding, a portion of the Policy's Account Value equal to the loan is held in the GPA. This amount is not affected by the Separate Account's investment performance. The Account Value is also affected because the portion of the Account Value equal to the Policy loan is credited with an interest rate declared by MML Bay State rather than a rate of return reflecting the investment performance of the Separate Account.

Free Look Provision


The Policyowner may cancel the Policy within 10 days (or longer if required by state law) after the Policyowner receives it, or 10 days after MML Bay State mails or delivers a written notice of withdrawal right to the Policyowner, or within 45 days after signing Part I of the Application, whichever is latest. The Policyowner may cancel increases in the Selected Face Amount under the same time limitations.

The Policyowner should mail or deliver the Policy and Policy delivery receipt either to MML Bay State's Principal Administrative Office or to the agent who sold the Policy or to one of our agency offices. If the Policy is canceled in this fashion, a refund will be made to the Policyowner. The refund equals the sum of: (i) the difference between the premiums paid and the amounts allocated to any Division(s) of the Separate Account and the GPA under the Policy; (ii) the total amount of monthly deductions made and any other charges imposed on amounts allocated to the Division(s) and the GPA; and (iii) the value of amounts allocated to the Division(s) or the GPA on the date we receive the returned Policy. For canceled increases in the Selected Face Amount, the refund equals the sum of: (i) the difference between the premiums paid attributable to the increase and the amounts allocated to any Division(s) and the GPA under the Policy; (ii) the total amount of monthly deductions and any other charges imposed on amounts attributable to the increase allocated to the Division(s) and the GPA; and (iii) the value on the day we receive the returned Policy of any amounts attributable to the increase allocated to the Division(s) for the GPA. If state law does not authorize the calculation above, the refund equals the total of all premiums paid for the Policy or increase, reduced by any amounts borrowed or withdrawn.

The Guaranteed Principal Account


A Policyowner may allocate some or all of the Net Premium and transfer some or all of the Account Value, to the Guaranteed Principal Account ("GPA"). Because of exemptive and exclusionary provisions, interests in MML Bay State's general account (which include interests in the Guaranteed Principal Account) are not registered under the Securities Act of 1933 and the general account is not registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interests therein are subject to the provisions of these Acts, and MML Bay State has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in the Prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Amounts allocated to the Guaranteed Principal Account become part of the General Account of MML Bay State, which consists of all assets owned by MML Bay State other than those in the Separate Account and other separate accounts of MML Bay State. Subject to applicable law, MML Bay State has sole discretion over the investment of the assets of its General Account.

The Policyowner may allocate some or all of the Net Premium to the Guaranteed Principal Account. MML Bay State guarantees that those amounts allocated to the GPA in excess of any Policy Debt (which includes accrued interest) will accrue interest daily at an effective annual rate at least equal to 3%. For amounts in the GPA equal to any Policy Debt, the guaranteed minimum interest rate is an effective annual rate of 3% or, if greater, the Policy loan rate less an MML Bay State declared charge for expenses and taxes. This charge will not be greater than 2% per year. Such interest will be paid regardless of the actual investment experience of the GPA. Although MML Bay State is not obligated to credit interest at a rate higher than the guaranteed minimum, it may declare a higher rate applicable for such periods as it deems appropriate.

Federal Income Tax Considerations


The ultimate effect of federal income taxes on values under this Policy and on the economic benefit to the Policyowner or Beneficiary depends on MML Bay State's tax status and upon the tax status of the individual concerned. The discussion contained herein is general in nature and is not an exhaustive discussion of all tax questions that might arise under the Policy, and is not intended as tax advice. Moreover, no representation is made as to the likelihood of continuation of current federal income tax laws and Treasury Regulations or of the current interpretations of the Internal Revenue Service.

MML Bay State reserves the right to make changes in the Policy to assure that it continues to qualify as life insurance for tax purposes. For complete information on federal and state tax law considerations, a qualified tax adviser should be consulted. No attempt is made herein to consider any applicable state or other tax laws.

MML Bay State's Tax Status. MML Bay State is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986 (the "Code"). The Separate Account is not a separate entity from MML Bay State and its operations form a part of MML Bay State.

Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining Account Value. The investment income and realized capital gains are automatically applied to increase book reserves associated with the Policy. Under existing federal income tax law, the Separate Account's investment income, including net capital gains, is not taxed to MML Bay State to the extent applied to increase reserves associated with the Policy. The reserve items taken into account at the close of the taxable year for purposes of determining net increases and net decreases must be adjusted for tax purposes by subtracting an amount attributable to appreciation in the value of assets and by adding any amount attributable to depreciation. MML Bay State's basis in the Policy's share of the assets underlying the Separate Account will be adjusted for appreciation or depreciation, to the extent the reserves are adjusted. Thus, corporate-level capital gains and losses, and the tax effect thereof, are eliminated.

Due to MML Bay State's current tax status, no charge is made to the Separate Account for MML Bay State's federal income taxes that may be attributable to the Separate Account. Periodically, MML Bay State reviews the question of a charge to the Separate Account for MML Bay State's federal income taxes. A charge may be made for any federal income taxes incurred by MML Bay State that are attributable to the Separate Account. Depending on the method of calculating interest on Policy values allocated to the Guaranteed Principal Account (see preceding section), a charge may be imposed for the Policy's share of MML Bay State's federal income taxes attributable to that account.

Under current laws, MML Bay State may incur state or local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, MML Bay State reserves the right to charge the Separate Account for such taxes, if any, attributable to the Separate Account.

Policy Proceeds, Premiums and Loans. MML Bay State believes that the Policy meets the statutory definition of life insurance under Code Section 7702 and hence receives the same tax treatment as that accorded to fixed benefit life insurance. Thus, the Death Benefit under the Policy is generally excludible from the gross income of the Beneficiary under Section 101(a)(1) of the Code. As an exception to this general rule, where a Policy has been transferred for value, only the portion of the Death Benefit which is equal to the total consideration paid for the Policy may be excluded from gross income. The Policyowner is not deemed to be in constructive receipt of the cash values, including increments thereon, under the Policy until a full surrender or partial withdrawal is made (unless the Policy is a "modified endowment contract," as discussed below).

Upon a full surrender of a Policy for its Cash Surrender Value, the Policyowner may recognize ordinary income for federal income tax purposes. Ordinary income is computed to be the amount by which the Account Value, unreduced by any outstanding Policy Debt but less any Surrender Charges assessed, exceeds the premiums paid but not previously recovered and any other consideration paid for the Policy.

Decreases in Selected Face Amount and Withdrawals may be taxable depending on the circumstances. Code Section 7702(f)(7) provides that where a reduction of future benefits occurs during the first 15 years after a Policy is issued and where there is a cash distribution associated with that reduction, the Policyowner may be taxed on all or a part of the amount distributed. Where the provisions of Code Section 7702(f) do not cause a taxable event, a withdrawal is taxable only to the extent that it exceeds the Policyowner's unrecovered premiums. After 15 years, such cash distributions are not subject to federal income tax, except to the extent they exceed the total amount of premiums paid but not previously recovered. MML Bay State suggests that you consult with your tax adviser in advance of a proposed decrease in Selected Face Amount or withdrawal as to the portion, if any, which would be subject to federal income tax.

A change of the Policyowner or the Insured or an exchange or assignment of the Policy may have tax consequences depending on the circumstances.

MML Bay State also believes that under current law any loan received under the Policy will be treated as Policy Debt of a Policyowner, and that no part of any loan under a Policy will constitute income to the Policyowner unless the Policy has become a "modified endowment contract." If the Policy is a modified endowment contract under Code Section 7702A, loans will be fully taxable to the extent of income in the Policy and could be subject to an additional 10 percent tax. See the discussion on modified endowment contracts below. Under the "personal" interest limitation provisions of the Tax Reform Act of 1986, interest on Policy loans used for personal purposes, which otherwise meet the requirements of Code Section 264, will no longer be tax-deductible. However, other rules may apply to allow all or part of the interest expense as a deduction if the loan proceeds are used for "trade or business" or "investment" purposes. See your tax adviser for further guidance.

If the Policy is owned by a business or corporation, the 1986 Act may impose additional restrictions. The Act limits the interest deduction available for loans against a business-owned Policy. It imposes an indirect tax upon the gain in corporate-owned life insurance policies by way of the corporate alternative minimum tax, for those corporations subject to the alternative minimum tax. The corporate alternative minimum tax could also apply to a portion of the amount by which Death Benefits received exceed the Policy's date-of-death cash surrender value.

Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policyowner or Beneficiary.

MML Bay State cannot make any guarantee regarding the future tax treatment of any Policy. For complete information on the impact of changes with respect to the Policy and federal and state tax considerations, a qualified tax adviser should be consulted.

Modified Endowment Contracts. Contrary to the rules described above, loans, collateral assignments, and other amounts distributed under a "modified endowment contract" are taxable to the extent of any accumulated income in the Policy. In general, the amount which may be subject to taxation is the excess of the Account Value (both loaned and unloaned) over the previously unrecovered premiums paid. Death benefits paid under a modified endowment contract, however, are not taxed any differently from death benefits payable under other life insurance contracts.

A Policy is a modified endowment contract if it satisfies the definition of life insurance set out in the Internal Revenue Code but fails the additional "7-pay test." A Policy fails this test if the accumulated amount paid under the contract at any time during the first seven contract years exceeds the total premiums that would have been payable under a policy providing for guaranteed benefits upon the payment of seven level annual premiums. A Policy which would otherwise satisfy the 7-pay test will still be taxed as a modified endowment contract if it is received in exchange for a modified endowment contract.

Certain changes will require a Policy to be retested to determine whether it has become a modified endowment contract. For example, a reduction in death benefits during the first seven contract years will cause the Policy to be retested as if it had originally been issued with the reduced death benefit. If the premiums actually paid into the Policy exceed the limits under the 7-pay test for a policy with the reduced death benefit, the Policy will become a modified endowment contract. This change is effective retroactively to the Policy Year in which the actual premiums paid exceed the new 7-pay limits.

In addition, a "material change" occurring at any time while the Policy is in force will require the Policy to be retested to determine whether it continues to meet the 7-pay test. A material change starts a new 7-pay test period. The term "material change" includes many increases in death benefits. A material change does not include an increase in death benefits which is attributable to the payment of premiums necessary to fund the lowest level of death benefits payable during the first seven contract years, or which is attributable to the crediting of interest with respect to such premiums.

Since the Policy provides for flexible premium payments, the Company has instituted procedures to monitor whether increases in death benefits or additional premium payments cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premium payments will have to be considered.

If any amount is taxable as a distribution of income under a modified endowment contract, it will also be subject to a 10% penalty tax. Limited exceptions from the additional penalty tax are available for individual Policyowners. The penalty tax will not apply to distribution: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer's becoming disabled; or (iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer. For complete information with respect to modified endowment contract status, a qualified tax adviser should be consulted.

Once a Policy fails the 7-pay test, loans and distributions occurring in the year of failure and thereafter become subject to the rules for modified endowment contracts. In addition, a recapture provision applies to loans and distributions received in anticipation of failing the 7-pay test. Any distribution or loan made within two years prior to failing the 7-pay test is considered to have been made in anticipation of the failure.

Under certain circumstances, a loan, collateral assignment, or other distribution under a modified endowment contract may be taxable even though it exceeds the amount of income accumulated in the Policy. For purposes of determining the amount of income received from a modified endowment contract, the law requires the aggregation of all modified endowment contracts issued to the same Policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans, collateral assignments, and distributions from any one such Policy are taxable to the extent of the income accumulated in all the Policies required to be aggregated.

Qualified Plans. The Policy may be used in conjunction with certain tax-qualified employee benefit plans. Since the rules governing such use are complex, a purchaser should not use the Policy in conjunction with any such qualified plan until he has consulted a competent tax adviser. The Policy may not be used in conjunction with an Individual Retirement Account (IRA).

Diversification Standards. To comply with final regulations under Code Section 817(h) ("Final Regulations"), each Fund of the Trusts is required to diversify its investments. The Final Regulations generally require that on the last day of each quarter of a calendar year no more than 55% of the value of a Fund's assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. A "look-through" rule applies to treat a pro-rata portion of each asset of a Fund as an asset of the Separate Account. All securities of the same issuer are treated as a single investment. However, each government agency or instrumentality is treated as a separate issuer.

With respect to variable life insurance contracts, the general diversification requirements are modified if any of the assets of the Separate Account are direct obligations of the United States Treasury. In this case, there is no limit on the investment that may be made in United States Treasury securities, and for purposes of determining whether assets other than United States Treasury securities are adequately diversified, the generally applicable percentage limitations are increased based on the value of the Separate Account's investment in United States Treasury securities. Notwithstanding this modification of the general diversification requirements, the Funds of the Trusts will be structured to comply with the general diversification standards because they serve as an investment vehicle for cer-tain variable annuity contracts which must comply with the general standards.

In connection with the issuance of the temporary regulations prior to the Final Regulations, the Treasury announced that such temporary regulations did not provide guidance concerning the extent to which Policyowners may direct their investments to particular Divisions of a separate account. Regulations in this regard were not issued in connection with the Final Regulations, however. It is not clear, at this time, what future regulations might provide. It is possible that, if future regulations are issued, the Policy may need to be modified to comply with such regulations. For these reasons, MML Bay State reserves the right to modify the Policy, as necessary, to prevent the Policyowner from being considered the owner of the assets of the Separate Account.

MML Bay State intends to comply with the Final Regulations to assure that the Policy continues to qualify as life insurance for federal income tax purposes.

Your Voting Rights


As long as the Separate Account continues to operate as a unit investment trust under the Investment Company Act of 1940, the Policyowner is entitled to give instructions as to how shares of the Funds held in the Separate Account (or other securities held in lieu of such shares) deemed attributable to the Policy shall be voted at meetings of shareholders of the Funds or the Trusts. Those persons entitled to give voting instructions are determined as of the record date for the meeting.

The number of shares of the Funds held in the Separate Account deemed attributable to the Policy during the lifetime of the Insured are determined by dividing the Policy's Account Value held in each Division of the Separate Account, if any, by $100. Fractional votes are counted.

Policyowners receive proxy material and a form with which such instructions may be given. Shares of the Funds held by the Separate Account as to which no effective instructions have been received are voted for or against any proposition in the same proportion as the shares as to which instructions have been received.

Reservation Of Rights


We reserve the right to take certain actions in connection with our operations and the operations of the Separate Account. These actions will be taken in accordance with applicable laws (including obtaining any required approval of the Securities and Exchange Commission). If necessary, we will seek approval by Policyowners.

Specifically, we reserve the right to:

 . Create new Divisions of the Separate Account;

 . Create new Separate Accounts;

 . Combine any two or more Separate Accounts;

 . Make available additional Divisions of the Separate Account investing in additional investment companies;

 . Invest the assets of the Separate Account in securities other than shares of the Funds as a substitute for such shares already purchased or as the securities to be purchased in the future;

 . Operate the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law; and

 . De-register the Separate Account under the Investment Company Act of 1940 in the event such registration is no longer required.

MML Bay State also reserves the right to change the name of the Separate
Account.

We have reserved all rights to the name MML Bay State Life Insurance Company or any part of it. We may allow the Separate Account and other entities to use our name or part of it, but we may also withdraw this right.

Additional Provisions Of The Policy

Additional Benefits You Can Get by Rider

The Policy can include additional benefits that we approve based on our standards and limits for issuing insurance and classifying risks. An additional benefit is provided by rider and is subject to the terms of both the rider and the Policy. The cost of any rider is deducted as part of the Monthly Charges. Subject to state availability, the following riders are available.

Disability Benefit Rider. This rider provides that, in the event of the Insured's total disability that begins before Attained Age 65 and continues for at least six months, MML Bay State will apply a premium payment to the Policy on each Monthly Calculation Date while the Insured remains totally disabled (but not after Attained Age 70 if the disability occurred after Attained Age 60).

At the time of application, a Specified Monthly Amount is selected by the Policyowner. In the event of the Insured's total disability, the amount of the premium payment applied on each Monthly Calculation Date will be the greater of:
(a) the Specified Monthly Amount; or (b) the Monthly Charge (increased by the current Premium Expense Charge) on that Monthly Calculation Date.

Accidental Death Benefit Rider. This rider provides for an addition to the Death Benefit in the event the Insured's death was caused by accidental bodily injury occurring within six months before the Insured's death. No benefit is provided under this rider if the Insured dies before his or her first birthday or after Attained Age 70.

Insurability Protection Rider. This rider allows the Policyowner to increase the Selected Face Amount of the Policy for a specified amount on specified dates, without evidence of insurability.

Death Benefit Guarantee Rider. Until Attained Age 70 or 40 years from the Policy Date, whichever is sooner, the Policy will not terminate when the Account Value is insuffi-cient to cover the Monthly Charge on a Monthly Calculation Date if (a) exceeds
(b) where:

(a) is the sum of all premiums paid, minus any withdrawals, and minus any Policy Debt; and

(b) is the sum of Minimum Monthly Premiums, for this rider since the Policy
    Date.

Minimum Monthly Premiums may be paid on other than a monthly basis as long as the sum of premiums paid is at least equal to the total required Minimum Monthly Premiums on each Monthly Calculation Date. The Minimum Monthly Policy Premium may change if the Policy's Selected Face Amount is increased or decreased or if riders are added, changed, or terminated. The new Minimum Monthly Premium will apply from the effective date of the change.

If, on a Monthly Calculation Date, the Policy premium requirement has not been met, the Policyowner will be given an additional 61 days to pay a premium sufficient to maintain the death benefit guarantee. The required payment will be equal to (a) the smallest amount needed to meet the Policy premium requirement as of that date, plus (b) two times the Minimum Monthly Premium for that date. If the required payment is not received within this period, the rider will terminate and the death benefit guarantee will be lost. Once the rider is terminated, it cannot be reinstated.

Accelerated Death Benefit Rider. This rider advances the Policyowner a portion of the Death Benefit when MML Bay State receives proof, satisfactory to Us, the insured is terminally ill and is not expected to live more than 12 months. In return for the advanced payment, a lien is established against the Policy, equal to the amount of the Death Benefit accelerated under the Policy. Interest is not charged on the Lien.

Right to Exchange Insured Endorsement. Upon request, the Policy may include a Right to Exchange Insured Endorsement. Under this endorsement, the Policy may be exchanged for a new Policy on the life of a new Insured, subject to certain conditions and satisfactory evidence of insurability.

Exchange Privilege

The Policyowner may transfer the entire Account Value held in the Separate Account to the GPA at any time. The transfer will take effect following receipt by MML Bay State of a written request.

Beneficiary

A Beneficiary is any person named on our records to receive insurance proceeds after the Insured dies. The Policyowner names the Beneficiary in the application for the Policy. There may be different classes of beneficiaries, such as primary and secondary. These classes set the order of payment. There may be more than one Beneficiary in a class.

Any Beneficiary may be named an irrevocable Beneficiary. An irrevocable Beneficiary is one whose consent is needed to change that Beneficiary. The consent of any irrevocable Beneficiary is needed to exercise any Policy right except the right to:

      Change the frequency of Planned Premiums;

      Change the premium payment plan; and

      Reinstate the Policy after termination.

The Beneficiary may be changed during the Insured's lifetime by writing to our Principal Administrative Office. Generally, the change will take effect as of the date of the request. If no Beneficiary is living when the Insured dies, unless provided otherwise the Death Benefit is paid to the Policyowner or, if deceased, to the Policyowner's estate.

Assignment


The Policy may be assigned as collateral for a loan or other obligation. For any assignment to be binding on MML Bay State, however, We must receive a signed copy of it at our Principal Administrative Office. We are not responsible for the validity of any assignment.

Limits on Our Right to Challenge the Policy

Except for any increases in Selected Face Amount, we must bring any legal action to contest the validity of a Policy within two years from its Issue Date. After that We cannot contest its validity, except for failure to pay premiums. For any increase in the Selected Face Amount, We must bring legal action to contest that increase within two years after the effective date of the increase or within two years after the Issue Date of the Insurability Protection Rider, if the increase is provided by that rider.

Error of Age or Sex

If the Insured's age or sex is misstated in the Policy application, the Death Benefit payable under the Policy will be adjusted based on what the Policy would provide according to the most recent Monthly Charge for the correct date of birth and correct sex.

Suicide

Suicide within two years of the Policy Date is not covered by the Policy. If the Insured dies by suicide, while sane or insane, within two years from the Issue Date (or less where required by law), the amount payable to the Beneficiary will be limited to premiums paid, less any withdrawals and Policy Debt. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in the Selected Face Amount, the death benefit for that increase will be limited to the amount of the Monthly Charges for that increase.

When We Pay Proceeds

If the Policy has not terminated, payment of the Cash Surrender Value, loan proceeds, or the Death Benefit are made within

7 days after we receive all required documents in a form satisfactory to us at our Principal Administrative Office. But we can delay payment of the Cash Surrender Value or any withdrawal from the Separate Account, loan proceeds attributable to the Separate Account, or the Death Benefit during any period that: it is not reasonably practicable to determine the amount because the New York Stock Exchange is closed (other than customary week-end and holiday closings), trading is restricted by the SEC, or the SEC declares that an emergency exists; or the SEC, by order, permits us to delay payment in order to protect our policyowners.

In addition, a premium payment is not available to satisfy a surrender request until the check, or other instrument by which the premium payment was made, has been honored.

We may delay paying any Cash Surrender Value, any withdrawal, or any loan proceeds based on the GPA for up to 6 months from the date the request is received at our Principal Administrative Office.

We can delay payment of the entire Death Benefit if payment is contested. We investigate all death claims arising within the two-year contestable period. Upon receiving the information from a completed investigation, we generally make a determination within five days as to whether the claim should be authorized for payment. Payments are made promptly after authorization.

If payment of a Cash Surrender or withdrawal is delayed for 30 days or more, we add interest to the date of payment at the same rate as is paid under the interest payment option. Interest is paid on the Death Benefit from the date of death to the date of payment.

Payment Options

The Policy proceeds can be paid in cash, or if elected, all or part of these proceeds can be placed under one or more of the following payment options. The minimum amount that can be applied under a payment option is $2,000. If the periodic payment under any option is less than $20, we reserve the right to make payments at less-frequent intervals. None of these benefits depends on the performance of the Separate Account or the GPA. For additional information concerning these options, see the Policy. The following payment options are currently available.

Fixed Amount Payment Option. Each monthly payment is for an agreed fixed amount not less than $10 for each $1,000 applied under the option. Interest of at least 2.5% per year is credited each month on the unpaid balance and added to it. Payments continue until the amount We hold runs out.

Fixed Time Payment Option. Equal monthly payments are made for any period selected, up to 30 years. The amount of each payment depends on the total amount applied, the period selected, and the rate We credit interest to the unpaid balance. This interest rate will not be less than 2.5% per year.

Interest Payment Option. We hold amounts under this option and pay interest on the unpaid balance of at least 2.5% per year.

Lifetime Payment Option. Equal monthly payments are based on the life of a named person. Payments continue for the lifetime of that person. Three variations are available:

 .   Payments for life only;

 .   Payments guaranteed for five, ten or twenty years; and

 .   Payments guaranteed for the amount applied.

Joint Lifetime Payment Option. Equal monthly payments are based on the lives of two named persons. While both named persons are living, one payment will be made each month. When one of the named persons dies, the same payment continues for the lifetime of the other. Two variations are available:

 .   Payments guaranteed for 10 years; and

 .   Payments for two lives only. No specific number of payments is guaranteed.
    Under this option there may be one payment if the the two named persons die prior to the second payment.

Joint Lifetime Payment Option with Reduced Payments. Monthly payments are based on the lives of two named persons. While both named persons are living, one payment will be made each month. When one dies, payments are reduced by one-third and will continue for the lifetime of the other.

Withdrawal Rights Under Payment Options. If provided in the payment option election, all or part of the unpaid balance under the Fixed Amount or Interest payment option may be withdrawn or applied under any other option. Payments which are based on a named person's life may not be withdrawn.


Records And Reports


All records and accounts relating to the Separate Account and the GPA are maintained by MassMutual or MML Bay State. Each year within 30 days after the Policy Anniversary, MML Bay State will mail you a report showing the Account Value at the beginning of the previous Policy Year, all premiums paid since that time, all additions to and deductions from the Account Value during the year, and the Account Value, Death Benefit, Cash Surrender Value and Policy Debt as of the latest Policy Anniversary. This report contains any additional information required by any applicable law or regulation.

Sales And Other Agreements

MML Distributors, LLC ("MML Distributors"), 1414 Main Street, Springfield, MA 01144-1013, is the principal underwriter of the Policy pursuant to an Underwriting and Servicing Agreement to which MML Distributors, MML Bay State and the Separate Account are parties. MML Investors Services, Inc. ("MMLISI"), also located at 1414 Main Street, Springfield, MA 01144-1013, serves as the co-underwriter of the Policy Both MML Distributors and MMLISI are registered with the Securities and Exchange Commission (the "SEC") as broker-dealers under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. (the "NASD").

MML Distributors may enter into selling agreements with other broker-dealers which are registered with the SEC and are members of the NASD ("selling brokers"). MML Bay State sells the Policy through agents who are licensed by state insurance officials to sell the Policy. These agents are also registered representatives of selling brokers or of MMLISI. The Policy is offered in all states where MML Bay State is authorized to sell variable life insurance.

When an application for the Policy is completed, it is submitted to MML Bay State. Under a service agreement between MML Bay State and MassMutual (described below under Service Agreement), MassMutual performs suitability and insurance underwriting and determines whether to accept or reject the application for the Policy and the Insured's risk classification. If the application is not accepted, MML Bay State will refund any premium that has been paid.

Pursuant to the Underwriting and Servicing Agreement, both MML Distributors and MMLISI will receive compensation for their activities as underwriters of the Policy. Compensation paid to MML Distributors and MMLISI during 1996 totaled $46,541. Commissions will be paid through MMLISI and MML Distributors to agents and selling brokers for selling the Policy. During 1996 such payments amounted to $18,953,285.

MML Distributors does business under different variations of its name; including the name MML Distributors, L.L.C. in the states of Illinois, Michigan, Oklahoma, South Dakota and Washington; and the name MML Distributors, Limited Liability Company in the states of Maine, Ohio and West Virginia.

Commission Schedule

Writing agents will receive commissions based on a commission schedule and rules. Some commissions are paid as a percentage of the premium payable in each Policy Year. The maximum commission percentages are as follows:

For Policy Year 1, 50% for basic premium and 2% for amount paid above basic premium; for Policy Years 2 through 5, 6% of basic premium and 2% for amounts paid above basic premium; for Policy Years 6 and 7, 5% of basic premium and 2% for amounts paid above basic premium; for Policy Years 8 through 10, 4% of basic premium and 2% for amounts above basic premium, and 2% for basic premium and amounts above basic premium for Policy Years 11 through 20. Thereafter, no premium-based commissions are paid.

Basic premium is an amount established by MML Bay State for the purposes of determining commissions payable on a Policy.

For Policy Years 2 through 20, writing agents will also receive a commission of 0.15% of the average monthly Account Value in each Policy Year. The 0.15% percentage drops to 0.05% for Policy Years 21 and later.

Agents under financing agreements with a general agent of MassMutual may be compensated differently. Agents who meet certain productivity and persistency standards in selling MML Bay State and MassMutual policies are eligible for additional compensation.

General agents and brokers receive commissions based on different schedules and rules.

Service Agreement

In addition to acting as an investment manager for the funds underlying the Divisions of the Separate Account, MassMutual performs certain investment and administrative duties for MML Bay State. MassMutual does this according to a written agreement. The agreement is automatically renewed each year, unless either party terminates it. Under this agreement, MML Bay State pays MassMutual for salary costs and other services and an amount for indirect costs incurred through MML Bay State's use of MassMutual's personnel and facilities.

Bonding Arrangement

An insurance company blanket bond is maintained providing $25,000,000 coverage for officers and employees of MassMutual and MML Bay State (subject to a $350,000 deductible) and $25,000,000 for MassMutual's general agents and agents (also subject to a $350,000 deductible).

DIRECTORS AND OFFICERS OF MML BAY STATE

Directors:

Paul D. Adornato, Director and Senior Vice President-Operations
    Director (since 1987) and Senior Vice President-Operations, MML Bay State, since 1996; Senior Vice President, MassMutual, since 1986.

Lawrence V. Burkett, Jr., Director, President  and Chief Executive Officer
    Director, President and Chief Executive Officer, MML Bay State, since 1996; Executive Vice President and General Counsel, MassMutual, since 1993; Senior Vice President and Deputy General Counsel, 1992-1993.

John B. Davies, Director
    Director, MML Bay State, since 1996; Executive Vice President, MassMutual, since 1994; Associate Executive Vice President, 1994-1994; General Agent, 1982-1993.

Anne Melissa Dowling, Director and Senior Vice President-Large Corporate
    Marketing
    Director and Senior Vice President-Large Corporate Marketing, MML
    Bay State, since 1996; Senior Vice President, MassMutual, since 1996; Chief Investment Officer, Connecticut Mutual Life Insurance Company, 1994-1996; Senior Vice President-International, Travelers Insurance Co., 1987-1993.

Thomas J. Finnegan, Jr., Director and Secretary
    Director, since 1997, and Secretary, MML Bay State, since 1990; Vice President, Secretary and Associate General Counsel, MassMutual, since 1984.

Daniel J. Fitzgerald, Director
    Director, MML Bay State, since 1994; Executive Vice President, Corporate Financial Operations, MassMutual, since 1994; Senior Vice President, 1991-1994.

Maureen R. Ford, Director and Senior Vice  President-Annuity Marketing
    Director and Senior Vice President-Annuity Marketing, MML Bay State, since 1996; Senior Vice President, MassMutual, since 1996; Marketing Officer, Connecticut Mutual Life Insurance Company, 1989-1996.

Isadore Jermyn, Director and Senior Vice  President and Actuary
    Director (since 1990) and Senior Vice President and Actuary, MML Bay State, since 1996; Senior Vice President and Actuary, MassMutual, since 1995; Vice President and Actuary, 1980-1995.

Stuart H. Reese, Director and Senior Vice President-Investments
    Director (since 1994) and Senior Vice President-Investments, MML Bay State, since 1996; Senior Vice President, MassMutual, since 1993; Investment Manager, Aetna Life and Casualty and Affiliates, 1979-1993.

PRINCIPAL OFFICERS (other than those who are also Directors):

Ann Iseley
    Treasurer, MML Bay State, since 1996; Vice President and Treasurer, MassMutual, since 1996; Chief Financial and Operations Officer, Connecticut Mutual Financial Services, 1994-1996; Controller, The Mack Company, 1993-1994; Vice President-Finance, Mutual of New York, 1988-1993.

Legal Proceedings

We are not currently involved in any legal proceedings which would have a material impact on the Policy.

Experts

The financial statements of the Variable Life Select segment of the Separate Account and the financial statements of MML Bay State included in this Prospectus have been included herein in reliance on the reports of Coopers & Lybrand L.L.P., Springfield, Massachusetts 01101, independent accountants, given on the authority of that firm as experts in accounting and auditing.

Coopers & Lybrand's report includes explanatory paragraphs relating to the use of statutory accounting practices rather than generally accepted accounting principles.

Actuarial matters in the Prospectus have been examined by Craig Waddington, FSA, MAAA. An opinion on actuarial matters is filed as an exhibit to the registration statements we filed with the SEC.

Financial Statements

The financial statements of MML Bay State and the Variable Life Select segment of the Separate Account included herein should be considered only as bearing upon the ability of MML Bay State to meet its obligations under the Policy.

Report Of Independent Accountants

To the Board of Directors and Policyowners of MML Bay State Life Insurance Company

We have audited the statements of assets and liabilities of the MML Equity Division, MML Money Market Division, MML Managed Bond Division, MML Blend Division, Oppenheimer Capital Appreciation Division, Oppenheimer Growth Division, Oppenheimer Global Securities Division, and Oppenheimer Strategic Bond Division of the Variable Life Select segment of MML Bay State Variable Life Separate Account I as of December 31, 1996, and the related statements of operations and statements of changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of investments owned as of December 31, 1996 by examination of the records of MML Series Investment Fund and by confirmation with Oppenheimer Variable Account Funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the MML Equity Division, MML Money Market Division, MML Managed Bond Division, MML Blend Division, Oppenheimer Capital Appreciation Division, Oppenheimer Growth Division, Oppenheimer Global Securities Division, and Oppenheimer Strategic Bond Division of the Variable Life Select segment of MML Bay State Variable Life Separate Account I as of December 31, 1996, the results of their operations and the changes in their net assets for the periods indicated thereon, in conformity with generally accepted accounting principles.

                                         Coopers & Lybrand L.L.P.

Springfield, Massachusetts
February 4, 1997

MML Bay State Variable Life Separate Account I - Variable Life Select

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996



                                                                     MML                MML
                                                 MML                Money             Managed             MML
                                               Equity              Market              Bond              Blend
                                              Division            Division           Division          Division
                                              --------            --------           --------          --------
ASSETS
Investments
 Number of shares (Note 2)..............      1,025,995           2,181,902             80,410            421,792
                                            ===========         ===========        ===========        ===========
 Identified cost (Note 3B)..............    $28,925,650         $ 2,181,902        $   963,222        $ 9,097,539
                                            ===========         ===========        ===========        ===========
 Value (Note 3A)........................    $30,560,644         $ 2,181,902        $   968,813        $ 9,268,171
Dividends receivable....................      1,423,354               8,384             15,394            316,581
                                            -----------         -----------        -----------        -----------
  Total assets..........................     31,983,998           2,190,286            984,207          9,584,752

LIABILITIES
Payable to MML Bay State
 Life Insurance Company.................        251,840             111,532              2,492             27,449
                                            -----------         -----------        -----------        -----------
NET ASSETS..............................    $31,732,158         $ 2,078,754        $   981,715        $ 9,557,303
                                            ===========         ===========        ===========        ===========
Net Assets:
For variable life
 insurance policies.....................    $31,725,512         $ 2,073,418        $   976,202        $ 9,551,149
Retained in Variable Life
 Separate Account I by MML Bay
 State Life Insurance Company...........          6,646               5,336              5,513              6,154
                                            -----------         -----------        -----------        -----------
  Net assets............................    $31,732,158         $ 2,078,754        $   981,715        $ 9,557,303
                                            ===========         ===========        ===========        ===========
Accumulation units (Note 8)
 Number of units:
  Policyowners..........................     23,875,507           1,943,137            885,467          7,768,168
  MML Bay State Life
   Insurance Company....................          5,000               5,000              5,000              5,000
                                            -----------         -----------        -----------        -----------
  Total units:..........................     23,880,507           1,948,137            890,467          7,773,168
                                            ===========         ===========        ===========        ===========
NET ASSET VALUE PER
ACCUMULATION UNIT
 December 31, 1996......................    $      1.33         $      1.07        $      1.10        $      1.23
 December 31, 1995......................    $      1.11         $      1.02        $      1.07        $      1.08



                                            Oppenheimer                             Oppenheimer         Oppenheimer
                                              Capital           Oppenheimer           Global             Strategic
                                           Appreciation           Growth            Securities             Bond
                                             Division            Division            Division            Division
                                           ------------         -----------         -----------         -----------
ASSETS
Investments
 Number of shares (Note 2).............         186,929             174,805             228,255             201,309
                                            ===========        ============        ============        ============
 Identified cost (Note 3B).............     $ 6,912,346        $  4,353,242        $  3,695,253        $  1,015,650
                                            ===========        ============        ============        ============
 Value (Note 3A).......................     $ 7,232,280        $  4,761,677        $  4,024,134        $  1,024,663
Dividends receivable                                 --                  --                  --                  --
                                            -----------        ------------        ------------        ------------
  Total assets.........................       7,232,280           4,761,677           4,024,134           1,024,663

LIABILITIES
Payable to MML Bay State
 Life Insurance Company................         136,308              68,220              33,626               3,188
                                            -----------        ------------        ------------        ------------
NET ASSETS.............................     $ 7,095,972        $  4,693,457        $  3,990,508        $  1,021,475
                                            ===========        ============        ============        ============
Net Assets:
For variable life
 insurance policies....................     $ 7,089,132        $  4,686,562        $  3,984,803        $  1,015,547
Retained in Variable Life
 Separate Account I by MML Bay
  State Life Insurance Company.........           6,840               6,895               5,705               5,928
                                            -----------        ------------        ------------        ------------
  Net assets...........................     $ 7,095,972        $  4,693,457        $  3,990,508        $  1,021,475
                                            ===========        ============        ============        ============
Accumulation units (Note 8)
 Number of units:
  Policyowners.........................       5,184,994           3,399,303           3,494,543             856,826
  MML Bay State Life
   Insurance Company...................           5,000               5,000               5,000               5,000
                                            -----------        ------------        ------------        ------------
  Total units:.........................       5,189,994           3,404,303           3,499,543             861,826
                                            ===========        ============        ============        ============
NET ASSET VALUE PER
ACCUMULATION UNIT
 December 31, 1996.....................     $      1.37        $       1.38        $       1.14        $       1.19
 December 31, 1995.....................     $      1.14        $       1.11        $        .98        $       1.06


                       See Notes to Financial Statements

MML Bay State Variable Life Separate Account I - Variable Life Select

STATEMENT OF OPERATIONS
For the Year Ended December 31, 1996




                                                                        MML          MML
d                                                        MML           Money       Managed       MML
                                                       Equity         Market        Bond        Blend
                                                      Division       Division     Division    Division
                                                      --------       --------     --------    --------
Investment income
Dividends (Note 3B)...........................     $  1,423,504   $    54,551  $    40,725  $   441,371

Expenses
Mortality and expense risk fee (Note 4).......           85,458         6,099        2,866       24,369
                                                    ------------   -----------  -----------  -----------
Net investment income (loss) (Note 3C)........        1,338,046        48,452       37,859      417,002
                                                    ------------   -----------  -----------  -----------

Net realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments
 (Notes 3B, 3C and 6).........................           38,361            --       (5,115)      16,801
Change in net unrealized
 appreciation/depreciation of investments.....        1,655,378            --        5,128      175,645
                                                    ------------   -----------  -----------  -----------
Net gain on investments.......................        1,693,739            --           13      192,446
                                                    ------------   -----------  -----------  -----------

Net increase in net assets resulting
 from operations..............................     $  3,031,785   $    48,452  $    37,872  $   609,448
                                                    ============   ===========  ===========  ===========




                                                    Oppenheimer                 Oppenheimer   Oppenheimer
                                                      Capital     Oppenheimer     Global       Strategic
                                                    Appreciation     Growth      Securities       Bond
                                                      Division      Division      Division      Division
                                                      --------      --------      --------      --------
Investment income
Dividends (Note 3B)...........................     $     88,672  $     72,624  $        --   $     45,775
                                                   ------------  ------------  ------------  ------------
Expenses
Mortality and expense risk fee (Note 4).......           17,908        11,706       10,479          2,605
                                                   ------------  ------------  ------------  ------------
Net investment income (loss) (Note 3C)........           70,764        60,918      (10,479)        43,170
                                                   ------------  ------------  ------------  ------------

Net realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments
 (Notes 3B, 3C and 6).........................           13,931         9,715        3,188          1,575
Change in net unrealized
 appreciation/depreciation of investments.....          284,426       395,992      327,944          8,504
                                                   ------------  ------------  ------------  ------------
Net gain on investments.......................          298,357       405,707      331,132         10,079
                                                   ------------  ------------  ------------  ------------

Net increase in net assets resulting
 from operations..............................      $   369,121  $    466,625  $   320,653  $      53,249
                                                   ============  ============  ============  ============



                      See Notes to Financial Statements.

MML Bay State Variable Life Separate Account I - Variable Life Select

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 1996



                                                                       MML                MML
                                                     MML              Money              Managed           MML
                                                    Equity            Market              Bond            Blend
                                                   Division          Division           Division         Division
                                                   --------          --------           --------         --------
Increase (decrease) in net assets
Operations:
 Net investment income (loss).................    $ 1,338,046      $    48,452       $    37,859       $   417,002
 Net realized gain on investments.............         38,361               --            (5,115)           16,801
 Change in net unrealized
  appreciation/depreciation of investments....      1,655,378               --             5,128           175,645
                                                  -----------      -----------       -----------       -----------
 Net increase in net assets resulting
  from operations.............................      3,031,785           48,452            37,872           609,448
                                                  -----------      -----------       -----------       -----------
Capital transactions:  (Note 8)
 Transfer of net premium......................     29,910,433        2,644,110           973,885         8,924,889
 Transfer of surrender values.................        (99,769)              --           (26,686)          (74,239)
 Transfer due to death benefits...............         (8,937)              --              (981)           (1,994)
 Transfer due to policy loans.................        (13,345)              --                --            (6,322)
 Transfer due to reimbursement (payment) of
  accumulation unit value fluctuation.........          9,677             (221)              132            21,221
 Withdrawal due to charges for
  administrative and insurance costs..........     (4,966,530)        (234,736)         (142,715)       (1,271,356)
 Divisional transfers.........................        437,378         (945,250)           45,289           175,619
                                                  -----------      -----------       -----------       -----------
 Net increase in net assets resulting
  from capital transactions...................     25,268,907        1,463,903           848,924         7,767,818
                                                  -----------      -----------       -----------       -----------
Total increase................................     28,300,692        1,512,355           886,796         8,377,266

NET ASSETS, at beginning of the year..........      3,431,466          566,399            94,919         1,180,037
                                                  -----------      -----------       -----------       -----------
NET ASSETS, at end of the year................    $31,732,158      $ 2,078,754       $   981,715       $ 9,557,303
                                                  ===========      ===========       ===========       ===========




                                                   Oppenheimer                             Oppenheimer          Oppenheimer
                                                     Capital           Oppenheimer            Global             Strategic
                                                   Appreciation          Growth             Securities             Bond
                                                    Division            Division             Division            Division
                                                   ------------        -----------         -----------          -----------
Increase (decrease) in net assets
Operations:
 Net investment income (loss).................     $    70,764        $     60,918        $    (10,479)         $   43,170
 Net realized gain on investments.............          13,931               9,715               3,188               1,575
 Change in net unrealized
  appreciation/depreciation of investments....         284,426             395,992             327,944               8,504
                                                   -----------        ------------        ------------        ------------
 Net increase in net assets resulting
  from operations.............................         369,121             466,625             320,653              53,249
                                                   -----------        ------------        ------------        ------------
Capital transactions:  (Note 8)
 Transfer of net premium......................       7,016,705           4,377,763           3,782,940           1,053,635
 Transfer of surrender values.................          (7,461)             (4,953)             (4,781)             (1,588)
 Transfer due to death benefits...............            (973)               (244)               (837)               (230)
 Transfer due to policy loans.................          (1,328)             (1,344)             (2,948)                 --
 Transfer due to reimbursement (payment) of
  accumulation unit value fluctuation.........           3,582               5,113               5,187                 121
 Withdrawal due to charges for
  administrative and insurance costs..........      (1,129,387)           (636,020)           (635,695)           (120,419)
 Divisional transfers.........................         212,004              63,427              88,724             (77,191)
                                                   -----------        ------------        ------------        ------------
 Net increase in net assets resulting
  from capital transactions...................       6,093,142           3,803,742           3,232,590             854,328
                                                   -----------        ------------        ------------        ------------
Total increase................................       6,462,263           4,270,367           3,553,243             907,577

NET ASSETS, at beginning of the year..........         633,709             423,090             437,265             113,898
                                                   -----------        ------------        ------------        ------------
NET ASSETS, at end of the year................     $ 7,095,972        $  4,693,457        $  3,990,508        $  1,021,475
                                                   ===========        ============        ============        ============

                       See Notes to Financial Statements

MML Bay State Variable Life Separate Account I - Variable Life Select

STATEMENT OF CHANGES IN NET ASSETS
For the Period July 24, 1995 (Date of Commencement of Operations)
Through December 31, 1995


                                                                MML           MML
                                                    MML        Money        Managed       MML
                                                  Equity       Market        Bond        Blend
                                                 Division     Division     Division    Division
                                               -----------  -----------  -----------  -----------
Increase (decrease) in net assets
Operations:
 Net investment income (loss)................  $   136,013  $     4,497  $     1,668  $    36,076
 Net realized gain on investments............          853           --          335          818
 Change in net unrealized appreciation/
  depreciation of investments................      (20,383)          --          463       (5,013)
                                               -----------  -----------  -----------  -----------
 Net increase in net assets resulting
  from operations............................      116,483        4,497        2,466       31,881
                                               -----------  -----------  -----------  -----------
Capital transactions:  (Note 8)
 Transfer of net premium.....................    3,719,720      653,591       95,661    1,212,040
 Transfer from MML Bay State
  Life Insurance Company.....................        5,000        5,000        5,000        5,000
 Transfer due to death benefits..............         (157)          --           --           --
 Transfer due to reimbursement (payment) of
  accumulation unit value fluctuation........       13,659           57          194        1,040
 Withdrawal due to charges for administrative
  and insurance costs........................     (423,556)     (37,246)      (8,402)    (111,747)
 Divisional transfers........................          317      (59,500)          --       41,823
                                               -----------  -----------  -----------  -----------
 Net increase in net assets resulting
  from capital transactions..................    3,314,983      561,902       92,453    1,148,156
                                               -----------  -----------  -----------  -----------
Total increase...............................    3,431,466      566,399       94,919    1,180,037

NET ASSETS, at beginning of the period.......           --           --           --           --
                                               -----------  -----------  -----------  -----------

NET ASSETS, at end of the year...............  $ 3,431,466  $   566,399  $    94,919  $ 1,180,037
                                               ===========  ===========  ===========  ===========


                                              Oppenheimer                 Oppenheimer   Oppenheimer
                                                 Capital     Oppenheimer     Global       Strategic
                                              Appreciation     Growth      Securities       Bond
                                                Division      Division      Division      Division
                                               ----------    ----------    ----------    ----------
Increase (decrease) in net assets
Operations:
 Net investment income (loss)................  $     (482)   $     (413)   $     (359)   $    2,109
 Net realized gain on investments............         577           382            22           156
 Change in net unrealized appreciation/
  depreciation of investments................      35,508        12,442           937           508
                                               ----------    ----------    ----------    ----------
 Net increase in net assets resulting
  from operations............................      35,603        12,411           600         2,773
                                               ----------    ----------    ----------    ----------
Capital transactions:  (Note 8)
 Transfer of net premium.....................     659,113       441,054       477,873       123,076
 Transfer from MML Bay State
  Life Insurance Company.....................       5,000         5,000         5,000         5,000
 Transfer due to death benefits..............          --            --            --            --
 Transfer due to reimbursement (payment) of
  accumulation unit value fluctuation........         730         2,930          (990)           98
 Withdrawal due to charges for administrative
  and insurance costs........................     (73,638)      (41,080)      (54,902)      (15,049)
 Divisional transfers........................       6,901         2,775         9,684        (2,000)
                                               ----------    ----------    ----------    ----------
 Net increase in net assets resulting
  from capital transactions..................     598,106       410,679       436,665       111,125
                                               ----------    ----------    ----------    ----------
Total increase...............................     633,709       423,090       437,265       113,898

NET ASSETS, at beginning of the period.......          --            --            --            --
                                               ----------    ----------    ----------    ----------

NET ASSETS, at end of the year...............  $  633,709    $  423,090    $  437,265    $  113,898
                                               ==========    ==========    ==========    ==========

                      See Notes to Financial Statements.

MML Bay State Variable Life Separate Account I - Variable Life Select

Notes To Financial Statements

1.    HISTORY

      MML Bay State Variable Life Separate Account I ("Separate Account I") is a separate investment account established on June 9, 1982 by MML Bay State Life Insurance Company ("MML Bay State") in accordance with the provisions of Chapter 376 of the Missouri statutes. MML Bay State is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual").

      MML Bay State maintains three segments within Separate Account I. The initial segment ("Variable Life Segment") is used exclusively for MML Bay State's limited payment variable whole life insurance policy.

      On August 4, 1988, MML Bay State established a second segment ("Variable Life Plus Segment") within Separate Account I to be used exclusively for MML Bay State's flexible premium variable whole life insurance policy.

      On July 24, 1995, MML Bay State established a third segment ("Variable Life Select Segment") within Separate Account I to be used exclusively for MML Bay State's flexible premium variable whole life insurance policy.

      The Separate Account 1 operates as a registered unit investment trust pursuant to the Investment Company Act of 1940 and the rules promulgated thereunder. MML Bay State paid $40,000 to the Variable Life Select Segment on July 24, 1995 to provide initial capital: 7,656 shares were purchased in the two management investment companies described in Note 2 supporting the eight divisions of the Variable Life Select Segment.

2.    INVESTMENT OF THE VARIABLE LIFE SELECT SEGMENT'S ASSETS

      The Variable Life Select Segment maintains eight divisions. The MML Equity Division invests in shares of MML Equity Fund, the MML Money Market Division invests in shares of MML Money Market Fund, the MML Managed Bond Division invests in shares of MML Managed Bond Fund and the MML Blend Division invests in shares of MML Blend Fund. The Oppenheimer Capital Appreciation Division invests in shares of Oppenheimer Capital Appreciation Fund, the Oppenheimer Growth Division invests in shares of Oppenheimer Growth Fund, the Oppenheimer Global Securities Division invests in shares of Oppenheimer Global Securities Fund and the Oppenheimer Strategic Bond Division invests in shares of Oppenheimer Strategic Bond Fund.

      MML Equity Fund, MML Money Market Fund, MML Managed Bond Fund and MML Blend Fund are the four series of MML Series Investment Fund (the "MML Trust"). The MML Trust is a no-load, registered, open-end, diversified management investment company for which MassMutual serves as investment manager. Concert Capital Management, Inc. ("Concert") served as the investment sub-advisor to MML Equity Fund and the Equity Sector of the MML Blend Fund from 1993-1996. Concert merged with and into David L. Babson & Company, Inc. ("Babson") effective December 31, 1996. At such time, both Concert and Babson were wholly-owned subsidiaries of Babson Acquisition Corporation, which is a controlled subsidiary of MassMutual. Thus, effective January 1, 1997, Babson serves as the investment sub-advisor to MML Equity Fund and the Equity Sector of the MML Blend Fund. MassMutual paid Concert a quarterly fee equal to an annual rate of .13% of the average daily net asset value of MML Equity Fund and the Equity Sector of MML Blend Fund.

      Oppenheimer Capital Appreciation Fund, Oppenheimer Growth Fund, Oppenheimer Global Securities Fund and Oppenheimer Strategic Bond Fund are part of the Oppenheimer Variable Account Funds (the "Oppenheimer Trust"). The Oppenheimer Trust is a registered, open-end, diversified management investment company for which OppenheimerFunds, Inc. ("OFI"), a controlled subsidary of MassMutual, serves as investment advisor (prior to January 5, 1996, OFI was known as Oppenheimer Management Corporation).

      In addition to the eight divisions of the Variable Life Select Segment, a policyowner may also allocate funds to the Guaranteed Principal Account, which is part of MML Bay State's general account. Because of exemptive and exclusionary provisions, interests in the Guaranteed Principal Account, which is part of MML Bay State's general account, are not registered under the Securities Act of 1933 and the general account is not registered as an investment company under the Investment Company Act of 1940.

3.    SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies followed consistently by the Variable Life Select Segment in preparation of the financial statements in conformity with generally accepted accounting principles.

      A.   Investment Valuation

      The investments in the MML Trust and the Oppenheimer Trust are each stated at market value which is the net asset value of each of the respective underlying funds.

      B.   Accounting for Investments

      Investment transactions are accounted for on trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income is recorded on the ex-dividend date.

      C.   Federal Income Taxes

      MML Bay State is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. The Variable Life Select Segment is part of MML Bay State's total operation and is not taxed separately. The Variable Life Select Segment will not be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code. Under existing federal law, no taxes are payable on investment income and realized capital gains of the Variable Life Select Segment credited to the policies. Accordingly, MML Bay State does not intend to make any charge to the Variable Life Select Segment's divisions to provide for company income taxes. MML Bay State may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Variable Life Select Segment.

      D.   Policy Loan

      When a policy loan is made, the Variable Life Select Segment transfers the amount of the loan to MML Bay State, thereby decreasing both the assets and the reserves of the Variable Life Select Segment by an equal amount. The interest rate charged on any loan is 6% per year or the policyowner may select an adjustable loan rate, in all jurisdictions except Arkansas, at the time of application. All loan repayments are allocated to the Guaranteed Principal Account.

      The policyowner earns interest at an annual rate determined by MML Bay State, which will not be less than 3%, on any loaned amount.

      E.   Estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.    CHARGES

      MML Bay State charges the Variable Life Select Segment divisions for the mortality and expense risks it assumes. The charge is made daily at an effective annual rate of 0.55% of the value of each division's net assets.

      MML Bay State makes certain deductions from the annual premium before amounts are allocated to the Variable Life Select Segment and the Guaranteed Principal Account. The deductions are for sales charges and state premium taxes. No additional deductions are taken when money is transferred from the Guaranteed Principal Account to the Variable Life Select Segment. MML Bay State also makes certain charges for the cost of insurance and administrative costs.

5.    SALES AGREEMENTS

      Effective May 1, 1996, MML Distributors, LLC ("MML Distributors"), a wholly-owned subsidiary of MassMutual, serves as principal underwriter of the policies pursuant to an underwriting and servicing agreement among MML Distributors, MML Bay State and Separate Account I. MML Distributors is registered with the Securities and Exchange Commission (the "SEC") as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). MML Distributors may enter into selling agreements with other broker-dealers who are registered with the SEC and are members of the NASD in order to sell the policies.

      Prior to May 1, 1996, MML Investors Services, Inc. ("MMLISI") a wholly-owned subsidiary of MassMutual, served as principal underwriter of the policies. Effective May 1, 1996, MMLISI serves as co-underwriter of the policies pursuant to underwriting and servicing agreements among MMLISI, MML Bay State and Separate Account I, MMLISI is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the NASD. Registered representatives of MMLISI sell the policies as authorized variable life insurance agents under applicable state insurance laws.

      Under the sales agreement among MMLISI, MML Bay State and Separate Account I, agents receive commissions and service fees from MMLISI for selling and servicing the policies. MassMutual reimburses MMLISI for such compensation and for other expenses incurred in marketing and selling the policies.

6.    PURCHASES AND SALES OF INVESTMENTS


                                                                    MML              MML                         Oppenheimer
                                                    MML            Money           Managed           MML           Capital
      For the Year Ended                          Equity          Market            Bond            Blend       Appreciation
      December 31, 1996                          Division        Division         Division        Division        Division
      -----------------                        -----------     ------------     -----------     ------------    -----------
      Cost of purchases......................  $25,502,071     $  2,604,258     $ 1,050,280     $  8,153,889    $ 6,300,673
      Proceeds from sales....................      290,197          995,809         182,876          269,875         94,692
      Average monthly value of securities....   33,927,244        2,451,457       1,121,288        9,728,447      7,079,714

                                                                   Oppenheimer       Oppenheimer
                                                Oppenheimer          Global           Strategic
      For the Year Ended                          Growth           Securities           Bond
      December 31, 1996                          Division           Division          Division
      -----------------                        ------------        ----------        -----------
      Cost of purchases......................  $  4,044,016        $3,274,666        $ 1,154,156
      Proceeds from sales....................       131,922            60,989            253,282
      Average monthly value of securities....     4,595,374         4,265,095          1,029,819

7.    NET INVESTMENT RETURN

      The following table shows the net investment return for each division in the Variable Life Select Segment:


      For the Year Ended December 31, 1996 and                      MML              MML                         Oppenheimer
      *For the Period July 24, 1995                 MML            Money           Managed           MML           Capital
      (Date of Commencement of Operations)        Equity          Market            Bond            Blend       Appreciation
      Through December 31, 1995                  Division        Division         Division        Division        Division
      -------------------------                  --------        --------         --------        --------        --------
      December 31, 1996.........................  10.18%           2.00%            3.40%           4.88%           5.23%
      *December 31, 1995........................   9.84%           1.81%            7.03%           8.19%          16.64%


      For the Year Ended December 31, 1996 and                          Oppenheimer       Oppenheimer
      *For the Period July 24, 1995                  Oppenheimer          Global           Strategic
      (Date of Commencement of Operations)             Growth           Securities           Bond
      Through December 31, 1995                       Division           Division          Division
      -------------------------                       --------           --------          --------
      December 31, 1996.........................      10.34%               7.90%              5.45%
      *December 31, 1995........................       6.83%                .38%              7.28%

      The net investment return for each division of the Variable Life Select Segment is computed using the net increase in net assets resulting from operations as compared to the average monthly net assets. The net investment return figures shown above do not reflect expenses related to insurance products. Inclusion of such expenses would reduce the net investment return figures for all periods shown.

      Note: The amounts shown for the period July 24, 1995 through December 31, 1995 are not annualized.

8.    NET INCREASE IN ACCUMULATION UNITS

                                                                    MML              MML                         Oppenheimer
                                                    MML            Money           Managed           MML           Capital
      For the Year Ended                          Equity          Market            Bond            Blend       Appreciation
      December 31, 1996                          Division        Division         Division        Division        Division
      -----------------                         ----------       ----------       ---------       ----------     -----------
      Units purchased........................   24,547,089        2,522,550         916,330        7,676,118      5,328,925
      Units withdrawn........................   (4,108,686)        (253,952)       (157,673)      (1,137,726)      (851,432)
      Units transferred between divisions....      353,401         (874,974)         43,398          147,032        158,585
                                                ----------        ---------         -------        ---------      ---------
      Net increase...........................   20,791,804        1,393,624         802,055        6,685,424      4,636,078

      Units, at beginning of the year........    3,088,703          554,513          88,412        1,087,744        553,916
                                                ----------        ---------         -------        ---------      ---------

      Units, at end of the year..............   23,880,507        1,948,137         890,467        7,773,168      5,189,994
                                                ==========        =========         =======        =========      =========








                                                                    Oppenheimer       Oppenheimer
                                                 Oppenheimer          Global           Strategic
      For the Year Ended                           Growth           Securities           Bond
      December 31, 1996                           Division           Division          Division
      -----------------                           ----------         ---------         --------
      Units purchased........................      3,469,793         3,561,525          910,499
      Units withdrawn........................       (500,556)         (597,901)         (81,759)
      Units transferred between divisions....         52,912            87,638          (74,031)
                                                   ---------         ---------          -------
      Net increase...........................      3,022,149         3,051,262          754,709

      Units, at beginning of the year........        382,154           448,281          107,117
                                                   ---------         ---------          -------

      Units, at end of the year..............      3,404,303         3,499,543          861,826
                                                   =========         =========          =======



                                                                    MML              MML                         Oppenheimer
      For the Period July 24, 1995                  MML            Money           Managed           MML           Capital
      (Date of Commencement of Operations)        Equity          Market            Bond            Blend       Appreciation
      Through December 31, 1995                  Division        Division         Division        Division        Division
      -------------------------                  --------        --------         --------        --------        --------
      Units transferred from MML Bay State
       for initial capital.....................      5,000           5,000           5,000            5,000          5,000
      Units purchased..........................  3,474,603         643,486          91,227        1,148,237        608,905
      Units withdrawn..........................   (391,348)        (35,333)         (7,815)        (105,144)       (66,529)
      Units transferred between divisions......        448         (58,640)             --           39,651          6,540
                                                 ---------         -------          ------        ---------        -------
      Net increase.............................  3,088,703          554,513          88,412       1,087,744        553,916

      Units, at beginning of the period........         --               --              --              --             --
                                                 ---------          -------          ------       ---------        -------
      Units, at end of the year................  3,088,703          554,513          88,412       1,087,744        553,916
                                                 =========          =======          ======       =========        =======

                                                                     Oppenheimer       Oppenheimer
      For the Period July 24, 1995                Oppenheimer          Global           Strategic
      (Date of Commencement of Operations)          Growth           Securities           Bond
      Through December 31, 1995                    Division           Division          Division
      -------------------------                    ---------          --------          --------
      Units transferred from MML Bay State
       for initial capital.....................        5,000             5,000             5,000
      Units purchased..........................      411,919           488,685           118,112
      Units withdrawn..........................      (37,282)          (55,393)          (14,087)
      Units transferred between divisions......        2,517             9,989            (1,908)
                                                   ---------          --------          --------
      Net increase.............................      382,154           448,281           107,117

      Units, at beginning of the period........           --                --                --
                                                   ---------          --------          --------

      Units, at end of the year................      382,154           448,281           107,117
                                                   =========          ========          ========

9.    CONSOLIDATED MML BAY STATE VARIABLE LIFE SEPARATE ACCOUNT I

      As discussed in Note 1, the financial statements only represent activity of the MML Bay State's Variable Life Select Segment. The combined net assets as of December 31, 1996 for the Separate Account I, which includes the Variable Life, Variable Life Plus and Variable Life Select Segments, are as follows:


                                                                    MML              MML                         Oppenheimer
                                                    MML            Money           Managed           MML           Capital
                                                  Equity          Market            Bond            Blend       Appreciation
                                                 Division        Division         Division        Division        Division
                                               ------------    ------------     -----------     ------------    -----------
      Total assets...........................  $164,236,513    $  5,162,759     $ 6,347,145     $ 69,888,083    $ 7,232,280
      Total liabilities......................       401,924         128,811          15,731           92,495        136,308
                                               ------------    ------------     -----------     ------------    -----------
      Net assets.............................  $163,834,589    $  5,033,948     $ 6,331,414     $ 69,795,588    $ 7,095,972
                                               ============    ============     ===========     ============    ===========
      Net assets:
      For variable life insurance policies...  $162,482,920    $  4,802,758     $ 6,113,815     $ 68,757,536    $ 7,089,132
      Retained in Variable Life Separate
       Account 1 by MML Bay State Life
       Insurance Company.....................     1,351,669         231,190         217,599        1,038,052          6,840
                                               ------------    ------------     -----------     ------------    -----------
      Net assets.............................  $163,834,589    $  5,033,948     $ 6,331,414     $ 69,795,588    $ 7,095,972
                                               ============    ============     ===========     ============    ===========


                                                                     Oppenheimer       Oppenheimer
                                                  Oppenheimer          Global           Strategic
                                                    Growth           Securities           Bond
                                                   Division           Division          Division
                                                 ------------       ------------      -----------
      Total assets...........................    $  4,761,677       $  4,024,134      $ 1,024,663
      Total liabilities......................          68,220             33,626            3,188
                                                 ------------       ------------      -----------
      Net assets.............................    $  4,693,457       $  3,990,508      $ 1,021,475
                                                 ============       ============      ===========
      Net assets:
      For variable life insurance policies...    $  4,686,562       $  3,984,803      $ 1,015,547
      Retained in Variable Life Separate
       Account I by MML Bay State Life
       Insurance Company.....................           6,895              5,705            5,928
                                                 ------------       ------------      -----------
      Net assets.............................    $  4,693,457       $  3,990,508      $ 1,021,475
                                                 ============       ============      ===========

   Offered through MML Investors Services, Inc., Springfield, Massachusetts.

Report Of Independent Accountants

To the Board of Directors of
MML Bay State Life Insurance Company


We have audited the accompanying statutory financial statements and financial position of MML Bay State Life Insurance Company as of December 31, 1996 and 1995, and the related statutory statements of income, changes in shareholder's equity, and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the financial statements, the Company prepared these financial statements using statutory accounting practices of the National Association of Insurance Commissioners and the accounting practices prescribed or permitted by the Department of Insurance of the State of Missouri, which practices differ from generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not determinable at this time, are presumed to be material.

In our report dated February 23, 1996, we expressed our opinion that the 1995 and 1994 financial statements, prepared using statutory accounting practices, presented fairly, in all material respects, the financial position of the MML Bay State Life Insurance Company as of December 31, 1995, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 1995 in conformity with generally accepted accounting principles ("GAAP"). As described in Note 2 to the financial statements, financial statements of stock life insurance subsidiaries of mutual life insurance enterprises issued or reissued after 1996, and prepared in accordance with statutory accounting principles, are no longer considered to be presentations in conformity with GAAP. Accordingly, our present opinion on the 1995 and 1994 statutory financial statements as presented herein is different from that expressed in our previous report.

In our opinion, because of the effects of the matter discussed in the third paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of MML Bay State Life Insurance Company at December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1996.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MML Bay State Life Insurance Company at December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1996, on the statutory basis of accounting described in Note 2.


Springfield, Massachusetts                            Coopers & Lybrand, L.L.P.
February 7, 1997

MML BAY STATE LIFE INSURANCE COMPANY

STATUTORY STATEMENT OF FINANCIAL POSITION

                                                                                        December 31,
                                                                                   1996             1995
                                                                                   ----             ----
                                                                                       (In Thousands)
Assets:
Bonds ...........................................................                $ 44,929.6     $ 41,260.6
Policy loans ....................................................                   9,988.3        6,444.9
Cash and short-term investments .................................                   7,013.9          490.5
Investment and insurance amounts receivable .....................                   2,277.8        1,268.0
Transfer due from separate account ..............................                  50,186.8       29,015.6
Federal income tax receivable ...................................                   1,139.4          215.5
Other assets ....................................................                   4,034.9          109.8
Separate account assets .........................................                 706,668.9      265,188.5
                                                                                 ----------     ----------
                                                                                 $826,239.6     $343,993.4
                                                                                 ==========     ==========
Liabilities:
Policyholders' reserves and funds ...............................                $ 26,533.5     $ 19,095.9
Policy claims and other benefits ................................                   1,074.1        1,507.6
Payable to parent ...............................................                   2,929.9        3,165.2
Accrued insurance expenses and taxes ............................                   6,905.3        4,693.5
Asset valuation reserve .........................................                     228.8          153.8
Other liabilities ...............................................                   7,235.6        2,200.7
Separate account reserves and liabilities .......................                 703,670.1      262,833.9
                                                                                 ----------     ----------
                                                                                  748,577.3      293,650.6
                                                                                 ==========     ==========
Shareholder's equity:
Common stock, $200 par value
 25,000 shares authorized
 12,501 shares issued and outstanding ...........................                   2,500.2        2,000.2
Paid-in capital and contributed surplus .........................                  71,736.9       46,736.9
Surplus .........................................................                   3,425.2        1,605.7
                                                                                 ----------     ----------
                                                                                   77,662.3       50,342.8
                                                                                 ----------     ----------
                                                                                 $826,239.6     $343,993.4
                                                                                 ==========     ==========


                 See notes to statutory financial statements.

MML BAY STATE LIFE INSURANCE COMPANY
STATUTORY STATEMENT OF INCOME



                                                                                               Years Ended December 31,
                                                                                         1996           1995            1994
                                                                                         ----           ----            ----
                                                                                                   (In Thousands)
   Income:
   Premium income ...............................................................     $441,212.1     $  92,732.8     $ 54,481.4
   Net investment and other income ..............................................        8,430.6         4,305.8        3,531.8
   Expense allowance on reinsurance ceded .......................................            0.0           526.5          132.4
                                                                                       ---------      ----------      ---------
                                                                                       449,642.7        97,565.1       58,145.6
                                                                                       ---------      ----------      ---------
   Benefits and expenses:
   Policy benefits and payments .................................................       11,035.0         5,691.0        2,939.9
   Addition to policyholders' reserves, funds and separate accounts .............      363,526.2        66,974.4       30,422.1
   Operating expenses ...........................................................       24,032.2        11,222.9       11,960.6
   Commissions ..................................................................       28,133.3        15,072.4       10,747.5
   State taxes, licenses and fees ...............................................        9,051.1         2,546.8        1,405.1
                                                                                       ---------      ----------      ---------
                                                                                       435,777.8       101,507.5       57,475.2
                                                                                       ---------      ----------      ---------
   Net gain (loss) from operations before federal income taxes ..................       13,864.9        (3,942.4)         670.4
   Federal income taxes (benefit) ...............................................       11,829.0           632.8         (934.8)
                                                                                       ---------      ----------      ---------
   Net gain (loss) from operations ..............................................        2,035.9        (4,575.2)       1,605.2
   Net realized capital loss ....................................................          (58.1)          (42.8)         (24.4)
                                                                                       ---------      ----------      ---------
   Net income (loss) ............................................................     $  1,977.8     $  (4,618.0)    $  1,580.8
                                                                                       =========      ==========      =========


                 See notes to statutory financial statements.

MML BAY STATE LIFE INSURANCE COMPANY

STATUTORY STATEMENT OF CHANGES IN SHAREHOLDER'S EQUITY



                                                                                            Years Ended December 31,
                                                                                      1996           1995            1994
                                                                                      ----           ----            ----
                                                                                                (In Thousands)
   Shareholder's equity, beginning of year ..................................     $ 50,342.8      $ 55,963.0     $ 33,396.9
                                                                                   ---------       ---------      ---------
   Increases (decrease) due to:
     Net income (loss) ......................................................        1,977.8        (4,618.0)       1,580.8
     Additions to asset valuation reserve ...................................          (75.0)          (47.0)         (43.3)
     Change in separate account surplus .....................................           35.0           344.2          108.6
     Surplus contribution ...................................................       25,500.0             0.0       25,000.0
     Prior year adjustment ..................................................            0.0        (1,299.4)      (4,101.5)
     Change in accounting for mortgage-backed securities ....................            0.0             0.0           21.5
     Change in non-admitted assets and other ................................         (118.3)            0.0            0.0
                                                                                   ---------       ---------      ---------
                                                                                    27,319.5        (5,620.2)      22,566.1
                                                                                   ---------       ---------      ---------
   Shareholder's equity, end of year                                              $ 77,662.3      $ 50,342.8     $ 55,963.0
                                                                                   =========       =========      =========


                 See notes to statutory financial statements.

MML BAY STATE LIFE INSURANCE COMPANY

STATUTORY STATEMENT OF CASH FLOWS



                                                                                               Years Ended December 31,
                                                                                          1996           1995            1994
                                                                                          ----           ----            ----
                                                                                                    (In Thousands)
   Operating activities:
   Net income (loss) ............................................................     $   1,977.8      $ (4,618.0)    $  1,580.8
    Additions to policyholders' reserves, funds,
     and net of transfers to separate accounts ..................................         7,004.1         8,610.8        2,064.6
    Net realized capital loss ...................................................            58.1            42.8           24.4
    Change in receivable from separate accounts .................................       (21,171.1)       (7,907.6)      (6,456.2)
    Change in receivable (payable) to parent ....................................          (235.4)       (1,203.0)       5,145.0
    Change in federal taxes receivable (payable) ................................          (923.9)       (1,018.7)        (910.3)
    Other changes ...............................................................         1,536.8        (2,543.9)      (1,178.9)
                                                                                      -----------      ----------     ----------
    Net cash provided by (used in) operating activities .........................       (11,753.6)       (8,637.6)         269.4
                                                                                      -----------      ----------     ----------
   Investing activities:
    Purchases of investments and loans ..........................................       (35,959.1)      (28,440.1)     (43,275.8)
    Sales or maturities of investments and receipts
    from repayments of loans ....................................................        28,736.1        36,618.2       18,455.4
                                                                                      -----------      ----------     ----------
    Net cash provided by (used in) investing activities .........................        (7,223.0)        8,178.1      (24,820.4)
                                                                                      -----------      ----------     ----------
   Financing activities:
    Capital and Surplus contribution ............................................        25,500.0             0.0       25,000.0
                                                                                      -----------      ----------     ----------
    Net cash provided by financing activities ...................................        25,500.0             0.0       25,000.0
                                                                                      -----------      ----------     ----------
   Increase (decrease) in cash and short-term investments .......................         6,523.4          (459.5)         449.0
   Cash and short-term investments, beginning of year ...........................           490.5           950.0          501.0
                                                                                      -----------      ----------     ----------
   Cash and short-term investments, end of year .................................     $   7,013.9      $    490.5     $    950.0
                                                                                      ===========      ==========     ==========


              See notes to statutory financial statements.

Notes To Statutory Financial Statements

1. OPERATIONS

MML Bay State Life Insurance Company ("the Company") is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"). The Company's insurance operation consists primarily of flexible and limited premium variable whole life insurance and variable annuities distributed through career agents. On March 1, 1996, the operations of Connecticut Mutual Life Insurance Company were merged into MassMutual.

2. SUMMARY OF ACCOUNTING PRACTICES

The accompanying statutory financial statements, except as to form, have been prepared in conformity with the practices of the National Association of Insurance Commissioners and the accounting practices prescribed or permitted by the State of Missouri ("statutory accounting practices"), which practices were also considered to be in conformity with generally accepted accounting principles ("GAAP"). In 1993, the Financial Accounting Standards Board ("FASB") issued interpretations No. 40 ("Fin. 40"), "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises", which clarified that mutual life insurance companies issuing financial statements described as prepared in conformity with GAAP after 1995 are required to apply all applicable GAAP pronouncements in preparing those financial statements. In January 1995, the FASB issued Statement No. 120 ("SFAS 120"), Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts," which among other things, extended the applicability of certain FASB statements to mutual life insurance companies and deferred the effective date of Fin. 40 to financial statements issued or reissued after 1996. As required by generally accepted auditing standards, the opinion expressed by our independent accountants on the 1995 and 1994 financial statements is different from that expressed in their previous report.

The accompanying statutory financial statements are different in some respects from GAAP financial statements. The more significant differences are as follows:
(a) acquisition costs, such as commissions and other costs in connection with acquiring new business, are charged to current operations as incurred, whereas under GAAP these expenses would be capitalized and recognized over the life of the policies; (b) policy reserves are based upon statutory mortality and interest requirements without consideration of withdrawals, whereas GAAP reserves would be based upon reasonably conservative estimates of mortality, morbidity, interest and withdrawals; (c) bonds are generally carried at amortized cost whereas GAAP would value bonds at fair value and (d) deferred income taxes are not provided for book-tax timing differences whereas GAAP would record deferred income taxes.

The preparation of statutory financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, as well as disclosures of contingent assets and liabilities, at the date of the statutory financial statements. Management must also make estimates and assumptions that affect the amounts of revenues and expenses during the reporting period. Future events, including changes in the levels of mortality, morbidity, interest rates and asset valuations, could cause actual results to differ from the estimates used in the statutory financial statements.

The following is a description of the Company's current principal accounting policies and practices.

a. Investments

Bonds are valued in accordance with rules established by the National Association of Insurance Commissioners. Generally, bonds are valued at amortized cost.

As promulgated by the National Association of Insurance Commissioners, the Company adopted the retrospective method of accounting for amortization of premium and discount on mortgage backed securities as of December 31, 1994. This method considers prepayment assumptions for mortgage backed securities, which were obtained from a prepayment model, that factors in mortgage type, seasoning, coupon, current interest rate and the economic environment. The effect of this change, $21.5 thousand, was recorded as of December 31, 1994 as an increase to shareholders' equity on the Statutory Statement of Financial Position and had no material effect for 1996 and 1995 net income. Through December 31, 1994, premium and discount on bonds were amortized into investment income over the stated lives of the securities.

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy.

Short-term investments are stated at amortized cost, which approximates fair value.

In compliance with regulatory requirements, the Company maintains an Asset Valuation Reserve and an Interest Maintenance Reserve. The Asset Valuation Reserve and other investment reserves as prescribed by the regulatory authorities, stabilize the shareholders' equity against declines in the value of bonds. The Interest Maintenance Reserve captures after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed income investments and amortizes these capital gains and losses into income using the grouped method over the remaining life of the investment sold or over the remaining life of the underlying asset. Net realized after tax capital losses of $33.7 thousand in 1996 and net realized after tax capital gains of $250.2 thousand in 1995 and net realized after tax capital losses of $7.0 thousand in 1994 were charged to the Interest Maintenance Reserve. Amortization of the Interest Maintenance Reserve into net investment income amounted to $85.8 thousand in 1996, $42.1 thousand in 1995 and $86.9 thousand in 1994. The Interest Maintenance Reserve is included in other liabilities on the statutory Statement of Financial Position.

Realized capital gains and losses, less taxes, not includable in the Interest Maintenance Reserve, are recognized in net income. Realized capital gains and losses are determined using the specific identification method. Unrealized capital gains and losses are included in shareholders' equity.

b. Separate Accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable life insurance policyholders. Assets, consisting of holdings in an open-end series investment fund affiliated with MassMutual, bonds, common stocks, and short-term investments, are reported at fair value. Transfer due from separate account represents the separate account assets in excess of statutory benefit reserves. Premiums, benefits and expenses of the separate accounts are reported on the Statutory Statement of Income. The Company receives compensation for providing administrative services to the separate account and for assuming mortality and expense risks in connection with the policies. The Company had $2,998.8 thousand and $2,354.6 thousand of its assets invested in the separate account as of December 31, 1996 and 1995, respectively.

The net transfers to separate accounts of $356,088.6 thousand, $59,792.6 thousand and $28,141.7 thousand in 1996, 1995 and 1994, respectively, are included in addition to policyholders' reserves, funds and separate accounts.

c. Policyholders' Reserves

Policyholders' reserves for life contracts were developed using accepted actuarial methods computed principally on the net level premium method and the Commissioners' Reserve Valuation Method using the 1958 and 1980 Commissioners' Standard Ordinary mortality tables with assumed interest rates ranging from 3.5 to 5.5 percent. Reserves for individual annuities are based on accepted actuarial methods, principally at interest rates ranging from 5.5 to 6.0 percent.

During 1994, actuarial guidelines requiring additional reserves for immediate payment of claims became effective. While the Company's aggregate reserves were sufficient, the reserves for certain products were not recorded. The effect of correctly recording these reserves was $1,299.4 thousand at December 31, 1994 and was recorded as an adjustment to shareholders' equity during 1995.

d. Premium and Related Expense Recognition

Premium revenue is recognized annually on the anniversary date of the policy. Commissions and other costs related to issuance of new policies, maintenance and settlement costs, are charged to current operations.

e. Cash and Short-Term Investments

For purposes of the Statutory Statement of Cash Flows, the Company considers all highly liquid short-term investments purchased with a maturity of twelve months or less to be cash and short-term investments.

3. STOCKHOLDER'S EQUITY

The Board of Directors of MassMutual has authorized the contribution of funds to the Company sufficient to meet the capital requirements of all states in which the Company is licensed to do business. Substantially all of the statutory stockholder's equity is subject to dividend restrictions relating to various state regulations which limit the payment of dividends without prior approval. Under these regulations, $3,425.2 thousand of stockholder's equity is available for distribution to shareholders in 1997 without prior regulatory approval.

4. RELATED PARTY TRANSACTIONS

Investment and administrative services are provided to the Company pursuant to a management services agreement with MassMutual. Service fees are accrued based upon estimated costs and are billed the following period, when actual costs are available. Fees incurred under the terms of this agreement were $16,429.2 thousand, $6,588.1 thousand and $7,762.9 thousand in 1996, 1995 and 1994, respectively.

The Company had reinsurance agreements with MassMutual in which MassMutual assumed specific plans of insurance on a coinsurance basis and on a yearly renewal term basis. The coinsurance agreement was terminated in 1995. A termination fee of $6,200.0 thousand was recorded as an expense and paid to MassMutual for the rights to retain future fees and charges on the reinsurance business. While the agreement was in effect, the Company ceded premiums amounting to $29,597.0 thousand and $26,115.1 thousand in 1995 and 1994, respectively. Additionally, the Company ceded administrative and insurance charges of $4,310.3 thousand in 1995 and $4,208.3 thousand in 1994 for policies issued in those years. The Company received $4,836.8 thousand and $8,434.7 thousand and 1995 and 1994, respectively, as commissions and an expense allowance. Reserves on all business ceded amounted to $8,027.9 thousand in 1995, immediately preceding the termination, which reduced policyholders' reserves and funds. The Company's separate accounts retained the assets applicable to variable life reserves of the policies reinsured under the agreement with MassMutual. Premium income and the expense allowance on reinsurance ceded differ from annual statement presentation.

A provision in the Company's coinsurance agreement with MassMutual required surrender charge offsets to be included in the ceding provisions of the reinsurance contract with MassMutual. This surrender charge offset, inherent in the reserve calculations of the separate account liabilities, is considered funds which would be due to the general account of MassMutual if the life policies were surrendered. During 1993, this provision was incorrectly excluded from amounts recorded for the contract. The effect of correctly recording this provision was $4,101.5 thousand at December 31, 1993 and was recorded as an adjustment to shareholders' equity during 1994. The effects of this adjustment in 1994 were included in the expense allowance on reinsurance ceded and all related tax benefits were recorded in 1995 and 1994 on the Statutory Statement of Income in accordance with the accounting practices of the National Association of Insurance Commissioners.

During 1996 and 1994, MassMutual contributed additional paid in capital of $25,000.0 thousand cash to the Company.

5. FEDERAL INCOME TAXES

The provision for federal income taxes is based upon the Company's best estimate of its tax liability. No deferred tax effect is recognized for temporary differences that may exist between financial reporting and taxable income. Accordingly, the federal tax provision, using the most current information available, and adjusting for miscellaneous temporary differences, primarily reserves and acquisition costs, resulted in an effective tax rate which is other than the statutory tax rate.

The Internal Revenue Service is currently examining the Company's income tax returns through the year 1992. Federal income tax returns for the years 1995, 1994 and 1993 are open to examination by the Internal Revenue Service. The Company believes any adjustments resulting from such examinations will not materially affect its statutory financial statements.

The Company plans to file its 1996 federal income tax return on a consolidated basis with MassMutual and MassMutual's other life and non-life affiliates. The Company and its life and non-life affiliates are subject to a written tax allocation agreement which allocates tax liability in a manner permitted under Treasury regulations. Generally, the agreement provides that loss members shall be compensated for the use of their losses and credits by other members.

The Company made federal tax payments of $12,811.7 thousand and $1,892.0 thousand in 1996 and 1995, respectively. No federal tax payments were made during 1994.

6. INVESTMENTS

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment.

a. Bonds

The carrying value and estimated fair value of bonds are as follows:


                                                                                  December 31, 1996
                                                                              -------------------------
                                                                                 Gross          Gross         Estimated
                                                                Carrying      Unrealized     Unrealized         Fair
                                                                 Value           Gains         Losses           Value
                                                               ---------      ----------     ----------      ----------
                                                                                    (In Thousands)
U.S. Treasury Securities and Obligations of U.S.
 Government Corporations and Agencies                          $ 7,767.8      $     79.5     $     41.1      $  7,806.2
Mortgage-backed securities                                       8,265.9            42.1           64.6         8,243.4
Industrial securities                                           28,895.9           293.6          146.1        29,043.4
                                                                --------      ----------     ----------      ----------
   TOTAL                                                       $44,929.6      $    415.2     $    251.8      $ 45,093.0
                                                                ========      ==========     ==========      ==========



                                                                                   December 31, 1995
                                                                              -------------------------
                                                                                 Gross          Gross         Estimated
                                                                Carrying      Unrealized     Unrealized         Fair
                                                                  Value          Gains         Losses           Value
                                                               ---------      ----------     ----------      ----------
                                                                                    (In Thousands)
U.S. Treasury Securities and Obligations of U.S.
 Government Corporations and Agencies                          $ 7,929.3      $    107.8     $      1.0      $  8,036.1
Mortgage-backed securities                                      11,979.4           114.9           35.9        12,058.4
Industrial securities                                           21,351.9           684.2            1.7        22,034.4
                                                               ---------      ----------     ----------      ----------
   TOTAL                                                       $41,260.6      $    906.9     $     38.6      $ 42,128.9
                                                               =========      ==========     ==========      ==========

The carrying value and estimated fair value of bonds at December 31, 1996 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.


                                                                                                     Estimated
                                                                                     Carrying          Fair
                                                                                       Value           Value
                                                                                     --------        ---------
                                                                                           (In Thousands)
        Due in one year or less                                                       $ 6,383.8      $ 6,423.7
        Due after one year through five years                                          13,043.8       13,203.9
        Due after five years through ten years                                         12,929.9       12,865.2
        Due after ten years                                                             1,510.1        1,503.1
                                                                                      ---------      ---------
                                                                                       33,867.6       33,995.9
        Mortgage-backed securities, including securities guaranteed
         by the U.S. Government                                                        11,062.0       11,097.1
                                                                                      ---------      ---------
           TOTAL                                                                      $44,929.6      $45,093.0
                                                                                      =========      =========


Proceeds from sales and maturities of investments in bonds were $28,736.1 thousand during 1996, $36,584.5 thousand during 1995 and $17,742.4 thousand during 1994. Gross capital gains of $33.2 thousand in 1996, $535.0 thousand in 1995 and $44.5 thousand in 1994 and gross capital losses of $65.2 thousand in 1996, $87.0 thousand in 1995 and $52.3 thousand in 1994 were realized on those sales, a portion of which were included in the Interest Maintenance Reserve. The estimated fair value of non-publicly traded bonds is determined by the Company using a pricing matrix.

b. Other

It is not practicable to determine the fair value of policy loans which do not have a stated maturity.

7. LIQUIDITY

The withdrawal characteristics of the policyholders' reserves and funds, including separate accounts, and the invested assets which support them at December 31, 1996 are illustrated below:


                                                                                                        (In Thousands)
        Total policyholders' reserves and funds and separate account liabilities                  $730,203.6
        Not subject to discretionary withdrawal                                                       (143.3)
        Policy loans                                                                                (9,988.3)
                                                                                                  ----------
          Subject to discretionary withdrawal                                                                    $720,072.0
                                                                                                                 ----------
        Total invested assets, including separate investment accounts                             $768,600.7
        Policy loans and other invested assets                                                      (9,988.3)
                                                                                                  ----------
          Readily marketable investments                                                                         $758,612.4
                                                                                                                 ----------

8. BUSINESS RISKS AND CONTINGENCIES

Approximately 52% of the Company's premium revenue is derived from two customers.

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premiums. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position, results of operations or liquidity. In 1996, the Company elected not to admit $83.3 thousand of guaranty fund premium tax offset receivables relating to prior assessments.

The Company is involved in litigation arising out of the normal course of its business. Management intends to defend these actions vigorously. While the outcome of litigation cannot be foreseen with certainty, it is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect its financial position, results of operations or liquidity.

9. AFFILIATED COMPANIES

The relationship of the Company, its parent and affiliated companies as of December 31, 1996 is illustrated below. Subsidiaries are wholly-owned by the parent, except as noted.

Parent
------
Massachusetts Mutual Life Insurance Company

      Subsidiaries of Massachusetts Mutual Life Insurance Company
      -----------------------------------------------------------
      C.M. Assurance Company
      C.M. Benefit Insurance Company
      C.M. Life Insurance Company
      MassMutual Holding Company
      MassMutual Holding Company Two, Inc. (Sold in March 1996)
      MassMutual of Ireland, Limited
      MML Bay State Life Insurance Company
      MML Distributors, LLC

           Subsidiaries of MassMutual Holding Company
           ------------------------------------------
           GR Phelps, Inc.
           MassMutual Holding Trust I
           MassMutual Holding Trust II
           MassMutual Holding MSC, Inc.
           MassMutual International, Inc.
           MassMutual Reinsurance Bermuda (Sold in December 1996) MML Investors Services, Inc.
           State House One (Liquidated in December 1996)

           Subsidiaries of MassMutual Holding Trust I
           ------------------------------------------
           Antares Leveraged Capital Corporation
           Charter Oak Capital Management, Inc.
           Cornerstone Real Estate Advisors, Inc.
           DLB Acquisition Corporation
           Oppenheimer Acquisition Corporation - 86.15%

           Subsidiaries of MassMutual Holding Trust II
           -------------------------------------------
           CM Advantage, Inc.
           CM International, Inc.
           CM Property Management, Inc.
           High Yield Management, Inc.
           MMHC Investments, Inc.
           MML Realty Management
           Urban Properties, Inc.
           Westheimer 335 Suites, Inc.

           Subsidiaries of MassMutual International
           ----------------------------------------
           MassLife Seguros de Vida (Argentina) S. A.
           MassMutual International (Bermuda) Ltd.
           Mass Seguros de Vida (Chile) S. A.
           MassMutual International (Luxemburg) S. A.

           MassMutual Holding MSC, Incorporated
           ------------------------------------
           MassMutual/Carlson CBO N. V. - 50%
           MassMutual Corporate Value Limited - 46%

           Affiliates of Massachusetts Mutual Life Insurance Company
           ---------------------------------------------------------
           MML Series Investment Fund
           MassMutual Institutional Funds
           Oppenheimer Value Stock Fund

Appendix A

Illustration Of Death Benefits, Cash Surrender Values And Accumulated Premiums

The following tables illustrate the way in which a Policy operates. They show how the Death Benefit and Cash Surrender Value could vary over an extended period of time, assuming the Funds experience hypothetical gross rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized), equivalent to constant gross annual rates of 0%, 6%, and 12%. The tables are based on annual premium of $1,200 for a nonsmoker male and female age 35 both issued standard based on full underwriting. Separate tables are shown for the current and guaranteed schedule of charges. These tables will assist in comparison of Death Benefits and Cash Surrender Values for the Policy with those under other variable life policies which may be issued by MML Bay State or other companies.


1. The illustration on page 54 is for a Policy issued to a male nonsmoker age 35 for a Selected Face Amount of $100,000 using Death Benefit Option 1. The premium payment is $1,200 using a current schedule of charges.


2. The illustration on page 55 is for a Policy issued to a male nonsmoker age 35 for a Selected Face Amount of $100,000 using Death Benefit Option 1. The premium payment is $1,200 using guaranteed schedules of mortality and expense charges and current fund level charges.


3. The illustration on page 56 is for a Policy issued to a male nonsmoker age 35 for a Selected Face Amount of $100,000 using Death Benefit Option 2. The premium payment is $1,200 using a current schedule of charges.


4. The illustration on page 57 is for a Policy issued to a male nonsmoker age 35 for a Selected Face Amount of $100,000 using Death Benefit Option 2. The premium payment is $1,200 using guaranteed schedules of mortality and expense charges and current fund level charges.


5. The illustration on page 58 is for a Policy issued to a female nonsmoker age 35 for a Selected Face Amount of $100,000 using Death Benefit Option 1. The premium payment is $1,200 using a current schedule of charges.


6. The illustration on page 59 is for a Policy issued to a female nonsmoker age 35 for a Selected Face Amount of $100,000 using Death Benefit Option 1. The premium payment is $1,200 using guaranteed schedules of mortality and expense charges and current fund level charges.


7. The illustration on page 60 is for a Policy issued to a female nonsmoker age 35 for a Selected Face Amount of $100,000 using Death Benefit Option 2. The premium payment is $1,200 using a current schedule of charges.


8. The illustration on page 61 is for a Policy issued to a female nonsmoker age 35 for a Selected Face Amount of $100,000 using Death Benefit Option 2. The premium payment is $1,200 using guaranteed schedules of mortality and expense charges and current fund level charges.

The Death Benefits and Cash Surrender Values for a Policy would be different from the amount shown if the rates of return averaged 0%, 6%, and 12% over a period of years but varied above and below that average in individual Policy Years. They would differ if any Policy loan were made during the period of time illustrated. They would also be different depending upon the allocation of investment value to each Division. They would also be different depending upon the allocation of investment value to each Division, if the rates of return for all the Funds averaged 0%, 6%, and 12 % but varied above or below that average for particular Funds.

The Death Benefits and Cash Surrender Values should, in illustrations 1, 3, 5 and 7, reflect the following current charges:

1. Administrative Charges equal to $6.00 per Policy charge for nonqualified policies.

2. Cost of Insurance Charge, based on the current rates being charged by the Company for standard, fully underwritten risks.

3. Mortality and Expense Risk Charge, which is equal to .55% on an annual basis, of the net asset value of the Fund shares held by the Separate Account.


4. Fund level expenses of .62% on an annual basis, of the net assets value of the Fund shares held by the Separate Account. These fund level expenses represent the unweighted average of all fund expenses.

The Death Benefits and Cash Surrender Values show in illustrations 2, 4, 6 and 8 reflect the following guaranteed maximum charges as well as the current fund level expenses.

1.  Administrative Charges equal to $9.00 per Policy.

2.  Cost of Insurance Charge based on 1980 CSO Mortality Table.

3. Mortality and Expense Risk Charge, which is equal to .90% on an annual basis, of the net asset value of the Fund shares held by the Separate Account.


Cash Surrender Values shown in the tables reflect the deduction of the applicable Administrative Surrender Charge (during the first 15 Policy Years) and the applicable Sales Load Surrender Charge (also during the first 15 Policy Years.) Taking into account the current Mortality and Expense Risk Charge and the Fund level expenses, the effect is that for gross annual rates of return of 0%, 6%, and 12%, the actual rate of return would be -1.162, 4.768 and 10.699% respectively.


MassMutual has agreed to bear the expenses of the Funds (other than the management fee, interest taxes, brokerage commissions and extraordinary expenses) in excess of .11% of average daily net assets value of each MML Fund through April 30, 1998.

Currently no charge is made against the Separate Account for federal income taxes but the Company reserves the right to charge the Separate Account for federal income taxes attributable to the Separate Account if such taxes are imposed in the future.

The second column of each table shows the amount which would accumulate if an amount equal to the annual premium were invested to earn interest after taxes of 5% per year, compounded annually.

The tables are based on the assumptions that the Policyowner has not requested an increase or decrease in the Selected Face Amount, that no Policy loans have been made, and no transaction charges have been incurred, and that the entire Account Value under the Policy is allocated to the Funds.

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY

Male, Issue Age 35, Nonsmoker
$100,000 Selected Face Amount,
Death Benefit Option 1
$1,200 Annual Premium
Using Current Schedule of Charges



                                           Death Benefit                              Cash Surrender Value
                 Premiums           Assuming Hypothetical Gross                    Assuming Hypothetical Gross
End Of          Accumulated         Annual Investment Return of                    Annual Investment Return of
Policy        at 5% Interest        ---------------------------                    ---------------------------
 Year            Per Year          0%             6%            12%             0%             6%              12%
------          ----------        ----           ----          -----           ----           ----           -------
   1              $  1,260      $100,000       $100,000     $  100,000       $     149       $    210      $     271
   2                 2,583       100,000        100,000        100,000             997          1,176          1,363
   3                 3,972       100,000        100,000        100,000           1,851          2,208          2,594
   4                 5,431       100,000        100,000        100,000           2,709          3,303          2,973
   5                 6,982       100,000        100,000        100,000           3,548          4,442          5,491
   6                 8,570       100,000        100,000        100,000           4,458          5,717          7,254
   7                10,259       100,000        100,000        100,000           5,355          7,046          9,194
   8                12,032       100,000        100,000        100,000           6,230          8,421         11,320
   9                13,893       100,000        100,000        100,000           7,082          9,844         13,653
  10                15,848       100,000        100,000        100,000           7,911         11,318         16,216
  15                27,189       100,000        100,000        100,000          11,541         19,371         33,314
  20                41,663       100,000        100,000        143,694          14,316         28,882         60,887
  25                60,136       100,000        100,000        215,213          16,599         40,887        105,497
  30                83,713       100,000        100,000        314,620          17,295         55,399        175,765
  35               113,804       100,000        114,995        450,683          15,507         72,782        285,242
  40               152,208       100,000        132,704        649,139           9,529         92,800        453,943
  45               201,222             0        151,279        931,571               0        115,480        711,123
  50               263,778             0        172,991      1,350,276               0        140,643      1,097,785


                                      End Of              Account Value Assuming Hypothetical Gross
                                    Policy Year                  Annual Investment Return of
                                    -----------           -----------------------------------------
                                                               0%            6%               12%
                                                          ---------     ---------         ---------
                                         1                $     915     $     976         $   1,037
                                         2                    1,811         1,990             2,177
                                         3                    2,688         3,045             3,431
                                         4                    3,546         4,140             4,810
                                         5                    4,385         5,279             6,327
                                         6                    5,204         6,462             7,999
                                         7                    6,001         7,691             9,839
                                         8                    6,776         8,966            11,865
                                         9                    7,528        10,289            14,098
                                        10                    8,257        11,663            16,561
                                        15                   11,549        19,380            33,323

For years following Policy Year 15, Account Value equals Cash Surrender Value assuming no increase in Selected Face Amount.

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

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY

Male, Issue Age 35, Nonsmoker
$100,000 Selected Face Amount,
Death Benefit Option 1
$1,200 Annual Premium
Using Guaranteed Schedules of Mortality and Expense Charges as well as Current Fund Level Charges


                                          Death Benefit                                       Cash Surrender Value
             Premiums               Assuming Hypothetical Gross                           Assuming Hypothetical Gross
End Of      Accumulated             Annual Investment Return of                           Annual Investment Return of
Policy    at 5% Interest            ---------------------------                           ---------------------------
 Year        Per Year           0%               6%               12%               0%                6%                12%
------      ----------         ----             ----             -----             ----              ----             -------
  1         $    1,260      $ 100,000        $ 100,000        $  100,000        $       96        $      155        $     215
  2              2,583        100,000          100,000           100,000               890             1,063            1,242
  3              3,972        100,000          100,000           100,000             1,688             2,028            2,397
  4              5,431        100,000          100,000           100,000             2,487             3,050            3,686
  5              6,982        100,000          100,000           100,000             3,261             4,106            5,097
  6              8,570        100,000          100,000           100,000             4,104             5,287            6,734
  7             10,259        100,000          100,000           100,000             4,928             6,511            8,525
  8             12,032        100,000          100,000           100,000             5,726             7,770           10,478
  9             13,893        100,000          100,000           100,000             6,496             9,064           12,609
 10             15,848        100,000          100,000           100,000             7,239            10,394           14,936
 15             27,189        100,000          100,000           100,000            10,308            17,430           30,135
 20             41,663        100,000          100,000           127,136            12,209            25,028           53,871
 25             60,136        100,000          100,000           183,884            12,103            33,284           90,139
 30             83,713        100,000          100,000           258,251             9,498            41,890          144,274
 35            113,804        100,000          100,000           352,320             1,899            50,175          222,987
 40            152,208              0          100,000           477,942                 0            57,105          334,225
 45            201,222              0          100,000           636,143                 0            60,189          485,605
 50            263,778              0          100,000           843,816                 0            52,907          686,029


                                         End Of               Account Value Assuming Hypothetical Gross
                                       Policy Year                   Annual Investment Return of
                                       -----------            -----------------------------------------
                                                                 0%              6%                 12%
                                                              -------          ------            ------
                                            1                 $   862       $     921         $     981
                                            2                   1,704           1,877             2,056
                                            3                   2,525           2,865             3,234
                                            4                   3,324           3,887             4,523
                                            5                   4,098           4,943             5,934
                                            6                   4,849           6,033             7,479
                                            7                   5,573           7,156             9,170
                                            8                   6,271           8,315            11,023
                                            9                   6,941           9,509            13,054
                                           10                   7,584          10,740            15,281
                                           15                  10,317          17,439            30,144

For policy years following Policy Year 15, Account Value equals Cash Surrender Value assuming no increase in Selected Face Amount.

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

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY

Male, Issue Age 35, Nonsmoker
$100,000 Selected Face Amount,
Death Benefit Option 2
$1,200 Annual Premium
Using Current Schedule Of Charges


                                       Death Benefit                                   Cash Surrender Value
             Premiums           Assuming Hypothetical Gross                        Assuming Hypothetical Gross
End Of      Accumulated         Annual Investment Return of                        Annual Investment Return of
Policy    at 5% Interest        ---------------------------                        ---------------------------
 Year        Per Year          0%             6%             12%               0%            6%               12%
------      ----------        ----           ----           -----             ----          ----            -------
  1         $    1,260      $100,913       $100,974        $101,036         $     147      $    208      $      270
  2              2,583       101,806        101,985         102,171               992         1,171           1,357
  3              3,972       102,678        103,033         103,418             1,842         2,196           2,581
  4              5,431       103,530        104,121         104,787             2,693         3,284           3,950
  5              6,982       104,359        105,247         106,289             3,522         4,410           5,452
  6              8,570       105,167        106,416         107,939             4,422         5,670           7,194
  7             10,259       105,951        107,624         109,750             5,306         6,979           9,105
  8             12,032       106,710        108,874         111,738             6,165         8,329          11,193
  9             13,893       107,443        110,166         113,921             6,998         9,721          13,476
 10             15,848       108,150        111,501         116,318             7,804        11,156          15,973
 15             27,189       111,276        118,876         132,391            11,267        18,867          32,383
 20             41,663       113,775        127,658         158,496            13,775        27,658          58,496
 25             60,136       115,631        138,198         206,631            15,631        38,198         101,290
 30             83,713       115,559        149,411         302,647            15,559        49,411         169,077
 35            113,804       112,566        160,207         434,066            12,566        60,207         274,725
 40            152,208       105,122        168,528         625,790             5,122        68,528         437,615
 45            201,222             0        170,731         898,853                 0        70,731         686,148
 50            263,778             0        160,491       1,304,186                 0        60,491       1,060,314



                                 End Of                  Account Value Assuming Hypothetical Gross
                               Policy Year                      Annual Investment Return of
                               -----------               -----------------------------------------
                                                       0%                   6%                   12%
                                                     ------               ------             ------
                                    1             $     913             $    974            $  1,036
                                    2                 1,806                1,985               2,171
                                    3                 2,678                3,033               3,418
                                    4                 3,530                4,121               4,787
                                    5                 4,359                5,247               6,289
                                    6                 5,167                6,416               7,939
                                    7                 5,951                7,624               9,750
                                    8                 6,710                8,874              11,738
                                    9                 7,443               10,166              13,921
                                   10                 8,150               11,501              16,318
                                   15                11,276               18,876              32,391

For Policy Years following Policy Year 15, Account Value equals Cash Surrender Value assuming no increase in Selected Face Amount.

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

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY

Male, Issue Age 35, Nonsmoker
$100,000 Selected Face Amount,
Death Benefit Option 2
$1,200 Annual Premium
Using Guaranteed Schedules of Mortality and Expense Charges as well as Current Fund Level Charges


                                        Death Benefit                              Cash Surrender Value
              Premiums           Assuming Hypothetical Gross                    Assuming Hypothetical Gross
End Of       Accumulated         Annual Investment Return of                    Annual Investment Return of
Policy     at 5% Interest        ---------------------------                    ---------------------------
 Year         Per Year          0%            6%            12%            0%              6%              12%
------       ----------        ----          ----          -----          ----            ----           -------
  1            $  1,260      $100,860      $100,919       $100,979       $     94      $      153      $     213
  2               2,583       101,700       101,871        102,050            885           1,057          1,236
  3               3,972       102,515       102,854        103,221          1,678           2,017          2,384
  4               5,431       103,307       103,867        104,499          2,470           3,030          3,662
  5               6,982       104,073       104,911        105,895          3,236           4,074          5,058
  6               8,570       104,812       105,985        107,418          4,067           5,240          6,673
  7              10,259       105,523       107,089        109,080          4,877           6,443          8,435
  8              12,032       106,205       108,222        110,894          5,659           7,677         10,349
  9              13,893       106,855       109,384        112,874          6,410           8,939         12,428
 10              15,848       107,476       110,575        115,035          7,130          10,230         14,690
 15              27,189       110,033       116,917        129,180         10,025          16,908         29,172
 20              41,663       111,424       123,661        151,007         11,424          23,661         51,007
 25              60,136       110,947       130,001        184,347         10,947          30,001         84,347
 30              83,713       107,545       134,477        241,466          7,545          34,477        134,897
 35             113,804             0       134,132        330,217              0          34,132        208,998
 40             152,208             0       123,814        448,796              0          23,814        313,844
 45             201,222             0             0        598,420              0               0        456,809
 50             263,778             0             0        795,434              0               0        646,694



                                End Of                    Account Value Assuming Hypothetical Gross
                              Policy Year                        Annual Investment Return of
                              -----------                 -----------------------------------------
                                                             0%               6%                12%
                                                          -------          -------          -------
                                   1                      $   860        $     919        $     979
                                   2                        1,700            1,871            2,050
                                   3                        2,515            2,854            3,221
                                   4                        3,307            3,867            4,499
                                   5                        4,073            4,911            5,895
                                   6                        4,812            5,985            7,418
                                   7                        5,523            7,089            9,080
                                   8                        6,205            8,222           10,894
                                   9                        6,855            9,384           12,874
                                  10                        7,476           10,575           15,035
                                  15                       10,033           16,917           29,180

For Policy Years following Policy Year 15, Account Value equals Cash Surrender Value assuming no increase in Selected Face Amount.

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

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY

Female, Issue Age 35, Nonsmoker
$100,000 Selected Face Amount,
Death Benefit Option 1
$1,200 Annual Premium
Using Current Schedule Of Charges



                                          Death Benefit                                 Cash Surrender Value
              Premiums              Assuming Hypothetical Gross                       Assuming Hypothetical Gross
End Of       Accumulated            Annual Investment Return of                       Annual Investment Return of
Policy     at 5% Interest           ---------------------------                       ---------------------------
 Year         Per Year           0%             6%              12%              0%              6%                12%
------       ----------         ----           ----            -----            ----            ----             -------
  1          $    1,260       $100,000       $100,000         $100,000         $    196      $      258       $      320
  2               2,583        100,000        100,000          100,000            1,058           1,239            1,428
  3               3,972        100,000        100,000          100,000            1,942           2,302            2,693
  4               5,431        100,000        100,000          100,000            2,811           3,412            4,089
  5               6,982        100,000        100,000          100,000            3,659           4,563            5,624
  6               8,570        100,000        100,000          100,000            4,576           5,850            7,404
  7              10,259        100,000        100,000          100,000            5,485           7,195            9,367
  8              12,032        100,000        100,000          100,000            6,376           8,591           11,524
  9              13,893        100,000        100,000          100,000            7,248          10,042           13,895
 10              15,848        100,000        100,000          100,000            8,102          11,549           16,504
 15              27,189        100,000        100,000          105,777           11,950          19,894           34,005
 20              41,663        100,000        100,000          166,371           15,252          30,099           62,311
 25              60,136        100,000        100,000          249,524           18,342          43,197          108,488
 30              83,713        100,000        117,911          363,081           20,560          59,252          182,453
 35             113,804        100,000        136,782          522,891           21,634          78,610          300,512
 40             152,208        100,000        155,627          746,056           20,844         101,717          487,618
 45             201,222        100,000        177,308        1,074,824           16,077         128,484          778,858
 50             263,778        100,000        199,987        1,542,976            2,595         158,720        1,224,584


                                   End Of                  Account Value Assuming Hypothetical Gross
                                 Policy Year                      Annual Investment Return of
                                 -----------               -----------------------------------------
                                                               0%             6%                 12%
                                                           --------       --------          --------
                                      1                    $    930      $     991          $  1,053
                                      2                       1,839          2,020             2,209
                                      3                       2,729          3,089             3,479
                                      4                       3,598          4,199             4,876
                                      5                       4,445          5,350             6,411
                                      6                       5,271          6,545             8,099
                                      7                       6,080          7,789             9,962
                                      8                       6,871          9,086            12,019
                                      9                       7,643         10,437            14,290
                                     10                       8,397         11,844            16,799
                                     15                      11,957         19,901            34,012

For Policy Years following Policy Year 15, Account Value equals Cash Surrender Value assuming no increase in Selected Face Amount.

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

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY

Female, Issue Age 35. Nonsmoker
$100,000 Selected Face Amount,
Death Benefit Option 1
$1,200 Annual Premium
Using Guaranteed Schedules of Mortality and Expense Charges as well as Current Fund Level Charges


                                            Death Benefit                               Cash Surrender Value
              Premiums               Assuming Hypothetical Gross                     Assuming Hypothetical Gross
End Of       Accumulated             Annual Investment Return of                     Annual Investment Return of
Policy     at 5% Interest            ---------------------------                     ---------------------------
 Year         Per Year             0%             6%              12%             0%             6%                12%
------       ----------           ----           ----            -----           ----           ----             -------
  1           $ 1,260           $100,000       $100,000         $100,000       $   150        $   210            $   270
  2             2,583            100,000        100,000          100,000           965          1,140              1,322
  3             3,972            100,000        100,000          100,000         1,800          2,146              2,520
  4             5,431            100,000        100,000          100,000         2,618          3,192              3,839
  5             6,982            100,000        100,000          100,000         3,411          4,272              5,281
  6             8,570            100,000        100,000          100,000         4,272          5,479              6,953
  7            10,259            100,000        100,000          100,000         5,114          6,729              8,782
  8            12,032            100,000        100,000          100,000         5,930          8,016             10,777
  9            13,893            100,000        100,000          100,000         6,721          9,341             12,956
  10           15,848            100,000        100,000          100,000         7,486         10,707             15,339
  15           27,189            100,000        100,000          100,000        10,705         17,988             30,956
  20           41,663            100,000        100,000          147,573        12,850         26,185             55,271
  25           60,136            100,000        100,000          213,279        13,979         35,763             92,730
  30           83,713            100,000        100,000          298,714        13,739         47,051            150,107
  35          113,804            100,000        104,511          410,408        10,780         60,064            235,867
  40          152,208            100,000        113,846          554,087         3,009         74,409            362,149
  45          201,222                  0        122,450          744,232             0         88,732            539,299
  50          263,778                  0        128,859          983,473             0        102,269            780,534



                                    End Of                   Account Value Assuming Hypothetical Gross
                                  Policy Year                       Annual Investment Return of
                                 -------------              -------------------------------------------
                                                              0%               6%                 12%
                                                         ----------       -----------        ------------
                                       1                $     883         $     944           $   1,004
                                       2                    1,746             1,921               2,103
                                       3                    2,587             2,932               3,307
                                       4                    3,404             3,978               4,625
                                       5                    4,198             5,058               6,068
                                       6                    4,967             6,174               7,648
                                       7                    5,709             7,324               9,477
                                       8                    6,425             8,511              11,272
                                       9                    7,116             9,736              13,351
                                      10                    7,781            11,002              15,634
                                      15                   10,712            17,995              30,963


For Policy Years following Policy Year 15, Account Value equals Cash Surrender Value assuming no increase in Selected Face Amount.

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

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY

Female, Issue Age 35, Nonsmoker
$100,000 Selected Face Amount,
Death Benefit Option 2
$1,200 Annual Premium
Using Current Schedule Of Charges


                                               Death Benefit                                 Cash Surrender Value
               Premiums                 Assuming Hypothetical Gross                       Assuming Hypothetical Gross
End Of        Accumulated               Annual Investment Return of                       Annual Investment Return of
Policy      at 5% Interest              ---------------------------                       ---------------------------
 Year          Per Year             0%              6%              12%               0%             6%              12%
------        ----------           ----            ----            -----             ----           ----           -------
    1           $  1,260         $100,928        $100,990       $  101,051         $     195      $     256      $     318
    2              2,583          101,835         102,015          102,204             1,053          1,234          1,422
    3              3,972          102,720         103,079          103,468             1,933          2,292          2,681
    4              5,431          103,582         104,180          104,854             2,796          3,394          4,067
    5              6,982          104,421         105,320          106,374             3,635          4,534          5,588
    6              8,570          105,237         106,500          108,042             4,542          5,805          7,347
    7             10,259          106,033         107,726          109,878             5,438          7,131          9,283
    8             12,032          106,808         108,999          111,899             6,313          8,504         11,404
    9             13,893          107,563         110,321          114,123             7,168          9,926         13,728
   10             15,848          108,297         111,693          116,572             8,002         11,398         16,277
   15             27,189          111,719         119,463          133,203            11,712         19,455         33,196
   20             41,663          114,821         129,123          162,009            14,821         29,123         60,678
   25             60,136          117,618         141,191          243,440            17,618         41,191        105,843
   30             83,713          119,322         155,350          354,622            19,322         55,350        178,202
   35            113,804          119,568         171,660          511,068            19,568         71,660        293,717
   40            152,208          117,476         189,593          729,566            17,476         89,593        476,841
   45            201,222          110,730         206,790        1,051,595            10,730        106,790        762,025
   50            263,778                0         218,296        1,510,601                 0        118,296      1,198,890



                                    End Of                    Account Value Assuming Hypothetical Gross
                                  Policy Year                        Annual Investment Return of
                                  -----------                 -----------------------------------------
                                                                  0%                6%             12%
                                                              --------           -------        -------
                                       1                     $     928          $     990      $   1,051
                                       2                         1,835              2,015          2,204
                                       3                         2,720              3,079          3,468
                                       4                         3,582              4,180          4,854
                                       5                         4,421              5,320          6,374
                                       6                         5,237              6,500          8,042
                                       7                         6,033              7,726          9,878
                                       8                         6,808              8,999         11,899
                                       9                         7,563             10,321         14,123
                                      10                         8,297             11,693         16,572
                                      15                        11,719             19,463         33,203


For Policy Years following Policy Year 15, Account Value equals Cash Surrender Value assuming no increase in Selected Face Amount.

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

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY

Female, Issue Age 35, Nonsmoker
$100,000 Selected Face Amount,
Death Benefit Option 2
$1,200 Annual Premium
Using Guaranteed Schedules of Mortality and Expense Changes as well as Current Fund Level Charges


                                             Death Benefit                              Cash Surrender Value
                                      Assuming Hypothetical Gross                    Assuming Hypothetical Gross
               Premiums               Annual Investment Return of                    Annual Investment Return of
End Of        Accumulated            -----------------------------                   ---------------------------
Policy      at 5% Interest
 Year          Per Year           0%             6%             12%             0%               6%                12%
------        ----------         ----           ----           -----           ----             ----             -------
1              $   1,260       $100,882       $100,942        $101,002       $     149        $     208         $    269
2                  2,583        101,742        101,916         102,098             960            1,135            1,316
3                  3,972        102,578        102,922         103,295           1,791            2,136            2,509
4                  5,431        103,389        103,960         104,604           2,603            3,174            3,817
5                  6,982        104,175        105,030         106,032           3,388            4,243            5,246
6                  8,570        104,933        106,131         107,592           4,238            5,436            6,897
7                 10,259        105,663        107,262         109,294           5,068            6,667            8,699
8                 12,032        106,363        108,424         111,153           5,868            7,929           10,658
9                 13,893        107,036        109,620         113,184           6,641            9,225           12,789
10                15,848        107,680        110,849         115,406           7,385           10,554           15,111
15                27,189        110,453        117,519         130,086          10,446           17,512           30,078
20                41,663        112,314        124,979         153,135          12,314           24,979           53,135
25                60,136        113,000        133,033         205,301          13,000           33,033           89,261
30                83,713        112,111        141,285         288,081          12,111           41,285          144,764
35               113,804        108,229        148,010         396,301           8,229           48,010          227,759
40               152,208              0        150,656         535,572               0           50,656          350,047
45               201,222              0        141,900         720,099               0           41,900          521,811
50               263,778              0        110,010         952,866               0           10,010          756,243



                                  End Of                   Account Value Assuming Hypothetical Gross
                                Policy Year                       Annual Investment Return of
                               -------------              -------------------------------------------
                                                            0%                6%                12%
                                                          ------            ------            -------
                                     1                 $     882          $     942           $ 1,002
                                     2                     1,742              1,916             2,098
                                     3                     2,578              2,922             3,295
                                     4                     3,389              3,960             4,604
                                     5                     4,175              5,030             6,032
                                     6                     4,933              6,131             7,592
                                     7                     5,663              7,262             9,294
                                     8                     6,363              8,424            11,153
                                     9                     7,036              9,620            13,184
                                    10                     7,680             10,849            15,406
                                    15                    10,453             17,519            30,086


For Policy Years following Policy Year 15, Account Value equals Cash Surrender Value assuming no increase in Selected Face Amount.

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

                                    PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS

                          UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.


                             RULE 484 UNDERTAKING

The Bylaws of MML Bay State provide for indemnification of directors and officers as follows:

MML Bay State directors and officers are indemnified under its by-laws. No indemnification is provided with respect to any liability to any entity which is registered as an investment company under the Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of MML Bay State pursuant to the foregoing provisions, or otherwise, MML Bay State has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by MML Bay State of expenses incurred or paid by a director, officer or controlling person of MML Bay State in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, MML Bay State will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.




                  REPRESENTATION UNDER SECTION 26(e)(2)(A) OF

                       THE INVESTMENT COMPANY ACT OF 1940


MML Bay State Life Insurance Company hereby represents that the fees and charges deducted under the flexible premium variable whole life insurance policies described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by MML Bay State Life Insurance Company.

                  CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 2


This Post-Effective Amendment is comprised of the following documents:

           The Facing Sheet.

           The Prospectus consisting of 61 pages.

           The Undertaking to File Reports.

           The Signatures.

           Written Consents of the Following Persons:

           1.     Coopers & Lybrand L.L.P., independent accountants.

           2. Counsel opining as to the legality of securities being registered.

           3. Opinion opining as to actuarial matters contained in the registration statement by Craig Waddington, Vice President & Actuary.


The following Exhibits:

           99. The following Exhibits correspond to those required by Paragraph A of the instructions as to Exhibits in Form N-8B-2:


                  A.     (1)   Resolution of Board of Directors of MML Bay State
                               establishing the Separate Account.

                               (a) Resolution of the Board of Directors authorizing issuance of Policy.*

                         (2)   Not applicable.

                         (3)   Form of Distribution Agreements:


                               (a)(1)     Form of Distribution Servicing
                                          Agreement between MML Distributors,
                                          LLC and MML Bay State.**

                               (a)(2)     Form of Co-Underwriting Agreement
                                          between MML Investors Services, Inc.
                                          and MML Bay State.**


                               (b)        Not applicable.

                               (c)        Not applicable.

                         (4) Servicing Agreement between MML Bay State Life Insurance Company and Massachusetts Mutual Life Insurance Company.*

                         (5) Form of Flexible Premium Variable Whole Life Insurance Policy.*

                         (6)   (a)   Certificate of Incorporation of MML Bay
                               State .*

                               (b)   By-Laws of MML Bay State.*

                         (7)   Not applicable.

                         (8)   Not applicable.

                         (9)   Not applicable.

                         (10) Application for a Flexible Premium Variable Whole Life insurance policy.*

                         (11) Memorandum describing MML Bay State's issuance, transfer, and redemption procedures for the Policy.*


           99.2 Opinion and Consent of Counsel as to the legality of the securities being registered.***

           99.C.1     Consent of Coopers & Lybrand L.L.P.***


           3. No financial statement will be omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I.

           4.         Not applicable.


           99.C.6 Opinion and consent of Craig Waddington as to actuarial matters pertaining to the securities being registered.***


           99.5       Powers of Attorney.***

           27.        Financial Data Schedule.***


*Incorporated by reference to pre-effective Amendment No. 2 and Registration Statement No. 33-82060 filed with the Commission on July 28, 1994. **Incorporated by reference to post-effective Amendment No. 1 to this Registration Statement filed with the Commission on May 1, 1996.
***Filed herewith.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has caused this Post-Effective Amendment No. 2 to Registration Statement No. 33-82060 to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 21st day of April, 1997.


           MML BAY STATE VARIABLE LIFE SEPARATE ACCOUNT I

           MML BAY STATE LIFE INSURANCE COMPANY
           (Depositor)


           By: /s/ Lawrence V. Burkett, Jr.*
               -------------------------------------------------------
           Lawrence V. Burkett, Jr., President and Chief Executive Officer MML Bay State Life Insurance Company


/s/ Richard M. Howe     On April 21, 1997, as Attorney-in-Fact pursuant to
--------------------    powers of attorney filed herewith.
*Richard M. Howe

As required by the Securities Act of 1933, this Post-Effective Amendment No. 2 to Registration Statement No. 33-82060 has been signed by the following persons in the capacities and on the duties indicated.


      Signature                           Title                                                   Date
      ---------                           -----                                                   ----

/s/ Lawrence V. Burkett, Jr.*             President, Chief Executive Officer                      April 21, 1997
------------------------------            and Director
Lawrence V. Burkett, Jr.

/s/ Ann Iseley*                           Treasurer (Principal Financial                          April 21, 1997
------------------------------            Officer)
Ann Iseley

/s/ John Miller, Jr.*                     Second Vice President and Comptroller                   April 21, 1997
------------------------------            (Principal Accounting Officer)
John Miller, Jr.

/s/ Paul D. Adornato*                     Director                                                April 21, 1997
------------------------------
Paul D. Adornato

/s/ John B. Davies*                       Director                                                April 21, 1997
------------------------------
John B. Davies

/s/ Anne Melissa Dowling*                 Director                                                April 21, 1997
------------------------------
Anne Melissa Dowling

/s/ Thomas J. Finnegan, Jr.*              Director                                                April 21, 1997
------------------------------
Thomas J. Finnegan, Jr.

/s/ Daniel F. Fitzgerald*                 Director                                                April 21, 1997
------------------------------
Daniel F. Fitzgerald

/s/ Maureen R. Ford*                      Director                                                April 21, 1997
------------------------------
Maureen R. Ford

/s/ Isadore Jermyn*                       Director                                                April 21, 1997
------------------------------
Isadore Jermyn

/s/ Stuart H. Reese*                      Director                                                April 21, 1997
------------------------------
Stuart H. Reese



/s/ Richard M. Howe          On April 21, 1997, as Attorney-in-Fact pursuant to
--------------------         powers of attorney filed herewith.
*Richard M. Howe

                    REPRESENTATION BY REGISTRANT'S COUNSEL
                    --------------------------------------

As Counsel to the Registrant, I, James M. Rodolakis, have reviewed this Post-Effective Amendment No. 2 to Registration Statement No. 33-82060, and represent, pursuant to the requirement of paragraph (e) of Rule 485 under the Securities Act of 1933, that this Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of said Rule 485.




                                     /s/ James M. Rodolakis
                                     ----------------------
                                     James M. Rodolakis

                                     Counsel
                                     MML Bay State Life Insurance Company

                                 EXHIBIT LIST

99.2            Opinion and Consent of James M. Rodolakis

99.C.1          Consent of Coopers & Lybrand, L.L.P.

99.C.6          Opinion and Consent of Craig Waddington

99.5            Powers of Attorney

27              Financial Data Schedule